As Filed With the Securities and Exchange Commission on  May 1, 1997

                            REGISTRATION NO. 33-9651

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 14

                                       TO
                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                      LIFE OF VIRGINIA SEPARATE ACCOUNT II
                           (Exact Name of Registrant)

                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                              (Name of Depositor)
               6610 West Broad Street, Richmond, Virginia  23230
                    (Address of Principal Executive Office)
                    ---------------------------------------

                                J. Neil McMurdie
                 Associate Counsel and Assistant Vice President
                     The Life Insurance Company of Virginia
                6610 West Broad Street, Richmond, Virginia 23230
               (Name and Address of Agent for Service of Process)

                                    Copy to:
                                Stephen E. Roth
                      Sutherland, Asbill & Brennan, L.L.P.
           1275 Pennsylvania Ave., N.W. Washington, D.C.  20004-2404
       ------------------------------------------------------------------

It is proposed that this filing will become effective:
     immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 1997 pursuant to paragraph (b) of Rule 485 60 days after filing
     pursuant to paragraph (a) of Rule 485 on                 pursuant to
     paragraph (a) of Rule 485
     ------------------------------------------------------------------

* Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. The Registrant filed the 24f-2 Notice for the fiscal year ended December 31, 1996 on February 28, 1997.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2       Caption in Prospectus

          1.               Cover Page
          2.               Cover Page
          3.               Not Applicable
          4.               Distribution of the Policies
          5.               Life of Virginia and Separate Account II
          6.               Separate Account II
          7.               Not Required
          8.               Not Required
          9.               Legal Proceedings
         10. Introduction; Separate Account II; The Funds;Charges and Deductions; The Policy; Policy Benefits; Voting Rights; General Provisions
         11.               Introduction; The Funds
         12.               Introduction; The Funds
         13.               Introduction; Charges and Deductions; The Funds
         14.               Introduction; The Policies
         15.               The Policies
         16.               The Policies; The Funds
         17.               Introduction; Charges and Deductions; Policy Rights;
                           The Funds
         18.               The Funds; The Policies
         19.               General Provisions; Voting Rights
         20.               Not Applicable
         21.               Policy Rights; General Provisions
         22.               Not Applicable
         23.               Safekeeping of the Assets of Separate Account II
         24.               General Provisions
         25.               The Life Insurance Company of Virginia
         26.               Not Applicable
         27.               The Life Insurance Company of Virginia
         28.               Executive Officers and Directors
         29.               The Life Insurance Company of Virginia
         30.               Not Applicable
         31.               Not Applicable
         32.               Not Applicable
         33.               Not Applicable
         34.               Not Applicable
         35.               Distribution of the Policies
         36.               Not Required
         37.               Not Applicable
         38.               Introduction; Distribution of the Policies

         39.               Distribution of the Policies; Introduction
         40.               Distribution of the Policies
         41. The Life Insurance Company of Virginia; Distribution of the Policies
         42.               Not Applicable
         43.               Not Applicable
         44.               The Policy
         45.               Not Applicable
         46.               Policy Benefits; Charges and Deductions; General
                           Provisions
         47.               The Funds
         48.               Not Applicable
         49.               Not Applicable
         50.               Separate Account II
         51.               Cover Page; Introduction; The Policies; Charges and
                           Deductions
         52.               The Funds
         53.               Federal Tax Matters
         54.               Not Applicable
         55.               Not Applicable
         56.               Not Required
         57.               Not Required
         58.               Not Required
         59.               Financial Statements

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               COMMONWEALTH THREE
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                FORM P1096 1/87

                                   Issued by
                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                             6610 West Broad Street
                           Richmond, Virginia  23230
                                 (804) 281-6000

  This prospectus describes a flexible premium variable life insurance policy ("Policy") issued by The Life Insurance Company of Virginia ("Life of Virginia") known as Commonwealth Three. This type of life insurance is also commonly called variable universal life. The Policy permits the policyowner to vary premium payments and adjust the Life Insurance Proceeds payable under the Policy; the Policy has been designed for maximum flexibility in meeting changing insurance needs.

  The Policy provides for the payment of the Life Insurance Proceeds upon the death of the Insured, and for a cash value that can be obtained by completely or partially surrendering the Policy. Life Insurance Proceeds may, and cash value will, vary with the investment experience of Life of Virginia Separate Account II ("Separate Account II"). The Policyowner bears the entire investment risk; there is no guaranteed minimum cash value. Life of Virginia generally will not issue a Policy to insure persons older than age 75. The minimum specified amount for which a Policy will be issued is $50,000; however, Life of Virginia reserves the right to increase or decrease this amount for a class of Policies issued after some future date.



  Under the Policy, net premiums are placed in Separate Account II. The Policyowner selects the Investment Subdivision(s) of Separate Account II in which to invest, and determines the allocation of the net premiums among those Investment Subdivisions. Each Investment Subdivision of Separate Account II will invest solely in a designated investment portfolio which is part of a series type investment company ("Fund"). Currently, there are nine such Funds available under this Policy: the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the GE Investments Funds, Inc., the Oppenheimer Variable Account Funds, the Janus Aspen Series, the Federated Insurance Series, the Alger American Fund, and the PBHG Insurance Series Fund, Inc. (collectively referred to as the "Funds"). The Funds, their investment managers and their currently available portfolios are listed on the following page.


                THIS PROSPECTUS MUST BE READ ALONG WITH CURRENT
                           PROSPECTUSES FOR THE FUNDS


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

   SHARES IN THE FUNDS AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS WITH OR
    OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND
      INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


   Please read this prospectus carefully and retain it for future reference.
                  The date of this Prospectus is May 1, 1997.

  VARIABLE INSURANCE PRODUCTS FUND, which is managed by Fidelity Management & Research Company, has three portfolios that are currently available to Policyowners through Separate Account II:

                           VIP Equity-Income Portfolio
                           VIP Growth Portfolio
                           VIP Overseas Portfolio

  VARIABLE INSURANCE PRODUCTS FUND II, which is managed by Fidelity Management & Research Company, has two portfolios that are currently available to Policyowners through Separate Account II: VIP Asset Manager Portfolio and VIP Contrafund Portfolio.

  VARIABLE INSURANCE PRODUCTS FUND III, which is managed by Fidelity Management & Research Company, has two portfolios that are currently available to Policyowners through Separate Account II: VIP Growth & Income Portfolio (not available in California) and VIP Growth Opportunities Portfolio (not available in California), are available to Policyowners through Separate Account II.

  GE INVESTMENTS FUNDS, INC, which is managed by GE Investment Management, Inc. has eight portfolios that are currently available to Policyowners through Separate Account II:

                           Money Market Fund
                           Government Securities Fund
                           S&P 500 Index Fund
                           Total Return Fund
                           International Equity Fund
                           Real Estate Securities Fund
                           Global Income Fund (not available in California) Value Equity Fund (not available in California)

  OPPENHEIMER VARIABLE ACCOUNT FUNDS, which is managed by Oppenheimer Funds Inc., has five portfolios that are currently available to Policyowners through Separate Account II:

                           Oppenheimer High Income Fund
                           Oppenheimer Bond Fund
                           Oppenheimer Capital Appreciation Fund
                           Oppenheimer Growth Fund
                           Oppenheimer Multiple Strategies Fund

  JANUS ASPEN SERIES, which is managed by Janus Capital Corporation, has seven portfolios that are currently available to Policyowners through Separate Account
II:

                           Growth Portfolio
                           Aggressive Growth Portfolio
                           Worldwide Growth Portfolio
                           International Growth Portfolio
                           Balanced Portfolio
                           Flexible Income Portfolio
                           Capital Appreciation Portfolio (not available in California)

  FEDERATED INSURANCE SERIES, which is managed by Federated Advisers, has three portfolios that are currently available to Policyowners through Separate Account
II:

                           Federated Utility Fund II
                           Federated High Income Bond Fund II
                           Federated American Leaders Fund II

  THE ALGER AMERICAN FUND, which is managed by Fred Alger Management, Inc., has two portfolios that are currently available to Policyowners through Separate Account II: Alger American Growth Portfolio and Alger American Small Capitalization Portfolio.

  PBHG INSURANCE SERIES FUND, INC. which is managed by Pilgrim Baxter & Associates, Ltd., has two portfolios that are currently available to Policyowners through Separate Account II: Growth II Portfolio (not available in California) and Large Cap Growth Portfolio (not available in California).

  The accompanying prospectuses for the Funds describe the investment objectives and the risks of each of the Funds' portfolios.


  During the Initial Investment Period, all net premiums will be placed in the Investment Subdivision of Separate Account II that invests exclusively in the Money Market Fund of the GE Investments Funds, Inc. At the end of that period, the cash value at that time and all subsequent net premiums will be allocated in accordance with Policyowner instructions.


  It may not be advantageous to purchase a Policy either as a replacement for another type of life insurance policy, or to obtain additional insurance protection if another flexible premium variable life insurance policy is owned.

                    TABLE OF CONTENTS

                                                          Page
Definitions.............................................. 6
Summary
  The Policy............................................. 8
  Separate Account II.................................... 8
  Premiums............................................... 8
  Policy Benefits........................................ 9
  Charges............................................... 10
  Distribution of the Policy............................ 10
  Tax Treatment......................................... 10
  Refund Privilege.......................................11
  Exchange Privilege.....................................11
  Illustrations of Death Benefits,
    Cash Values and Surrender Values.....................11
  Fund Annual Expenses.................................. 11
  Life of Virginia and Separate Account II
  The Life Insurance Company of Virginia.................14
  General Electric Company...............................14
  Separate Account II....................................14
  Addition, Deletion, or Substitution
    of Investments.......................................14
The Funds
  Variable Insurance Products Fund.......................15
  Variable Insurance Products Fund II....................16
  Variable Insurance Products Fund III...................16
  GE Investments Funds ..................................17
  Oppenheimer Variable Account Funds.....................18
  Janus Aspen Series.....................................18
  Federated Insurance Series.............................19
  The Alger American Fund................................20
  PBHG Insurance Series Fund.............................20
  Resolving Material Conflicts...........................21
  Termination of Participation Agreements................21
The Policy
  Purpose of the Policy..................................21
  Purchasing a Policy....................................22
  Premiums...............................................22
  Policy Lapse and Reinstatement.........................23
  Examination of Policy (Refund Privilege)...............24
  Exchange Privilege.....................................24
Policy Benefits
  Cash Value Benefits....................................24
  Transfers..............................................26
  Telephone Transfers....................................26
  Dollar-Cost Averaging..................................27
  Portfolio Rebalancing..................................27
  Powers of Attorney.....................................27
  Loan Benefits..........................................28
  Life Insurance Proceeds................................29
  Benefits at Maturity...................................32
  Optional Payment Plans.................................32
  Specialized Uses of the Policy.........................33
Charges and Deductions
  Deductions From Premiums...............................33
  Charges Against Separate Account II....................35
  Surrender Charge.......................................35
  Other Charges..........................................35
  Reduction of Charges for Group Sales...................36
General Provisions
  Postponement of Payment................................36
  Limits on Contesting the Policy........................36

                                                       Page
  The Contract...........................................36
  Misstatement of Age or Sex.............................37
  Suicide................................................37
  Annual Statement.......................................37
  Nonparticipating.......................................37
  Written Notice.........................................37
  The Owner..............................................37
  The Beneficiary........................................37
  Changing the Owner or Beneficiary......................37
  Using the Policies as Collateral.......................38
  Optional Insurance Benefits............................38
  Reinsurance............................................38
Distribution of the Policy...............................38
Federal Tax Matters
  Tax Status of the Policy...............................38
  Tax Treatment of Policy Proceeds.......................39
  Tax Treatment of Policy Loans and
    Other Distributions..................................40
  Taxation of the Company................................41
  Income Tax Withholding.................................41
  Other Considerations...................................41
Legal Developments Regarding Employment-
  Related Benefit Plans..................................41
Voting Rights............................................41
State Regulation of Life of Virginia.....................42
Executive Officers and Directors of
  Life of Virginia.......................................43
Legal Matters............................................44
Legal Proceedings........................................44
Experts..................................................44
Additional Information...................................44
Financial Statements.....................................45
Appendix................................................A-1


                  This Policy is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG TERM INVESTMENT. PROSPECTIVE POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS


   AGE - The Insured's age on his or her nearest birthday.

   ATTAINED AGE - The Insured's age on the policy date plus the number of years since the policy date.

   BENEFICIARY - Primary and contingent beneficiaries are designated by the Policyowner in the application and may be changed by filing the change in good form with Life of Virginia. More than one primary and contingent Beneficiary may be named. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with Life of Virginia. If no Beneficiary survives the Insured, the Policyowner or the Policyowner's estate will be the beneficiary. The interest of any Beneficiary may be subject to that of any assignee.

   BUSINESS DAY - Any day on which the New York Stock Exchange is open for business and any other day in which there is a change in the value of the shares of a portfolio of any one of the funds sufficient to materially affect the value of the assets in the Investment Subdivision of Separate Account II that invests in that portfolio.

   CONTINUATION AMOUNT - An amount set forth in the Policy for each of the first 120 policy months. The Policy will not lapse during the first ten policy years if the Net Total Premium is at least equal to the continuation amount for the number of months that the Policy has been in force.

   DUE PROOF OF DEATH - Proof of death that is satisfactory to Life of Virginia. Such proof may consist of the following if acceptable to Life of Virginia:

   (a) A certified copy of the death certificate; or

   (b) A certified copy of the decree of a court of competent jurisdiction as to the finding of death.

   EFFECTIVE DATE - The date that coverage begins under the Policy.


   FUNDS -- The mutual funds designated as eligible investments for Separate Account II.


   GENERAL ACCOUNT - The assets of Life of Virginia that are not segregated in any of the separate investment accounts of Life of Virginia.

   HOME OFFICE - The principal offices of The Life Insurance Company of Virginia at 6610 W. Broad Street, Richmond, Virginia, 23230.

   INITIAL INVESTMENT PERIOD - The period that commences on the Effective Date and ends on the date of receipt at the Home Office of the Policy Delivery and Acceptance Letter, signed and dated by the Policyowner, indicating that the Policyowner has received and accepted the Policy, or, if the Policy is not accepted, when all amounts due are refunded, whichever is applicable.

   INSURED - The person upon whose life a Policy is issued.


   INVESTMENT SUBDIVISION - A Subdivision of Separate Account II, each of which invests exclusively in shares of a designated portfolio of one of the Funds. All Investment Subdivisions may not be available in all states.


   LIFE INSURANCE PROCEEDS - The amount payable under a Policy upon the death of the Insured.

   MATURITY DATE - The date on which a Policy's cash value becomes payable to the Policyowner, if living. This date may be designated by the Policyowner. If no designation is made, the maturity date will be the policy anniversary nearest to the Insured's 95th birthday. The Policy terminates on the maturity date.

   MAXIMUM LOAN AMOUNT - The maximum amount that may be borrowed under a Policy. The maximum loan amount equals 90% of the Policy's Cash Value less any applicable surrender charges.

   MONTHLY ANNIVERSARY DAY - The same date in each month as the Policy Date. Whenever the Monthly Anniversary Day falls on a date other than a Business Day, the Monthly Anniversary Day will be deemed the next Business Day.

   NET TOTAL PREMIUM - The total of all premiums paid less any partial surrenders and outstanding Policy Debt where both partial surrenders and outstanding policy debt are divided by the Net Premium Factor of 92.5%.

   PERIODIC PLAN - A premium schedule providing for the payment of level premiums at fixed intervals over a specified period of time.


   POLICY - The flexible premium variable life insurance policy issued by Life of Virginia that is described in this prospectus. The term "Policy" or "Policies" includes the Policy described in this prospectus, the Policy application, any supplemental applications, any endorsements and riders.


   POLICY DATE - The date set forth in a Policy that is used to determine policy years and policy months. Policy anniversaries are measured from the Policy Date.

   POLICY DEBT - The total of all outstanding policy loans plus accrued interest.

   POLICY MONTH - A one-month period beginning on a Monthly Anniversary Day and ending on the day immediately preceding the next Monthly Anniversary Day.

   POLICYOWNER ("OWNER") - The person who owns a Policy. The original Policyowner is named in the application. Contingent Owners may also be named.

   SEPARATE ACCOUNT II ("ACCOUNT") - Life of Virginia Separate Account II, a separate investment account established by Life of Virginia to receive and invest net premiums paid under the Policies.

   SPECIFIED AMOUNT - The amount of insurance under a Policy. This amount may or may not include the cash value, as selected by the policyowner. The current Specified Amount is set forth on the data page in each Policy.

   SURRENDER VALUE - A Policy's cash value, reduced by any outstanding Policy Debt and reduced by any applicable surrender charges. This amount is payable to the Policyowner if the Policy matures or is surrendered.

   VALUATION PERIOD - The period between the close of business on a Business Day and the close of business on the next succeeding Business Day.

                                    SUMMARY

THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

THE POLICY

  Under the Policy, subject to certain limitations, the Policyowner has flexibility in determining the frequency and amount of premiums. (SEE Premiums.) Thus, unlike conventional fixed benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium schedule. Also unlike conventional fixed benefit life insurance, the amount and/or duration of the life insurance coverage and the cash values of this Policy are not guaranteed and may increase or decrease, depending upon the amount and frequency of premium payments, and investment experience of the assets supporting the Policy. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets, but reaps the benefit of any appreciation in values. So long as a Policy has sufficient cash value to remain in force, the Policy will provide Life Insurance Proceeds payable to a Beneficiary upon the Insured's death, the accumulation of cash value, surrender rights, and policy loan privileges. The minimum Specified Amount for which a Policy will be issued is $50,000; however, Life of Virginia reserves the right to increase or decrease this amount for a class of Policies issued after some future date.

  A prospective Policyowner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally, it is NOT advisable to purchase another policy as a replacement for an existing policy.

SEPARATE ACCOUNT II


  Separate Account II currently has thirty-four Investment Subdivisions to which premiums and cash values may be allocated. Each Investment Subdivision invests exclusively in the shares of a portfolio of one of the Funds. (SEE The Funds.) Currently, the Funds include the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the GE Investments Funds, Inc., the Oppenheimer Variable Account Funds, the Janus Aspen Series, the Federated Insurance Series, The Alger American Fund and the PBHG Insurance Series Fund, Inc. The accompanying prospectuses for the Funds describe the investment objectives and the risks of each of the Funds' portfolios.


  Separate Account II also has certain "closed" Investment Subdivisions no longer available for allocation of premium payments and transfers of Cash Value. Cash Value remaining in the closed Investment Subdivisions that are currently available under the Policies. Further information about the shares of the Fund portfolios in which the closed Investment Subdivisions are invested may be found in the current prospectuses for those Fund Portfolios, and in a supplement to this prospectus. Write or call Life of Virginia for more information if needed.

  Cash value will, and Life Insurance Proceeds may, vary with the investment experience of the Investment Subdivisions, as well as with the frequency and amount of premium payments, any partial surrenders, and any charges imposed in connection with the Policy. (SEE Cash Value Benefits.)

PREMIUMS


  The full first premium for a Policy is due on the policy date. Net premiums will be allocated among the Investment Subdivisions in accordance with the Policyowner's written instructions; however, during the Initial Investment Period, all net premiums will be placed in the Investment Subdivision of Separate Account II that invests exclusively in the Money Market Fund of the GE Investments Funds, Inc. In order to allocate money out of the Money Market Fund of the GE Investments Funds, the Policyowner must have submitted to Life of Virginia the signed and dated Delivery and Acceptance Letter. Thereafter, a Policy's cash value may not be invested in more than seven Investment Subdivisions at any given point in time.


  The amount of the full first premium must be sufficient to keep the Policy in force for at least one policy month. Thereafter, if there are no outstanding policy loans (SEE Loan Benefits.), unscheduled premiums may be paid in any amount and at any frequency, subject only to the maximum premium limitations and minimum premium requirements specified in the Policy. (SEE Premiums.) A Policyowner may also choose a periodic plan, which is a plan under which a level premium may be paid at fixed intervals over a specified period of time. Failure to pay premiums in accordance with the schedule will not in itself cause the Policy to lapse. (SEE Policy Lapse and Reinstatement.) The timing of premium payments may affect the amount of the deferred sales charge under a Policy as the charge is based only on premiums actually paid during the first policy year, up to the amount of the designated premium. (SEE Surrender Charge.) The Policyowner may wish to reduce the deferred sales charge that the Policy is subject to by reducing the premiums paid in the first Policy year. However, by reducing the premiums paid in the first year, values under the Policy may decrease, cost of insurance charges may increase and the risk of the Policy lapsing prematurely may increase.

  A Policy will only lapse when the surrender value is insufficient to pay the monthly deduction, (SEE Charges and Deductions Monthly Deduction), and a grace period expires without a sufficient payment, and, during the first 10 years only, the Net Total Premium is less than the continuation amount for the number of months that the policy has been in force. (SEE Policy Lapse and Reinstatement
- Lapse.) This Policy, therefore, differs in two important respects from a conventional life insurance policy. First, the failure to pay a planned periodic premium will not in itself automatically cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned periodic premiums or premiums in other amounts have been paid.

POLICY BENEFITS

  CASH VALUE BENEFITS. The Policy provides for a cash value. A Policy's cash value in Separate Account II will reflect the amount and frequency of premium payments, the investment experience of the Investment Subdivisions of Separate Account II in which net premiums are placed, policy loans, transfers, any partial surrenders, and any charges imposed in connection with the Policy. The entire investment risk is borne by the Policyowner; Life of Virginia does not guarantee a minimum cash value. (SEE Policy Benefits - Calculation of Cash Value.)

  The Policyowner may at any time surrender a Policy and receive the Surrender Value (cash value reduced by any outstanding policy debt and any applicable surrender charges). Subject to certain limitations, the Policyowner may also partially surrender the Policy and obtain a portion of the cash value at any time prior to the Maturity Date. Partial surrenders will reduce both the cash value and Life Insurance Proceeds payable under the Policy. (SEE Surrender Privileges.) A charge will be deducted from the cash value upon partial surrender. (SEE Charges and Deductions - Other Charges.)

  TRANSFERS. The Policyowner may transfer amounts among the Investment Subdivisions that are available at the time the transfer is requested up to twelve times each calendar year. According to the terms of the Policy, the first such transfer in each calendar year is free, subsequent transfers in that year will be assessed a charge of $10.00. (SEE Transfers.) Life of Virginia's current practice is to waive this policy limitation and allow one free transfer each calendar month. Subsequent transfers in that month will be assessed a charge of $10.00. However, Life of Virginia reserves the right to enforce the policy limitation of one free transfer per calendar year at any time in the future.

  Life of Virginia may not honor transfers made by third parties holding multiple powers of attorney. (SEE Powers of Attorney.) Also, where permitted by state law, Life of Virginia reserves the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which they invest.

  POLICY LOANS. After the first policy anniversary, the Policyowner may exercise certain loan privileges under a Policy. (SEE Loan Benefits.) Loans will accrue interest at a rate not more than the maximum rate set forth in the Policy. When a loan is made, a portion of the Policy's cash value sufficient to secure the loan will be transferred from Separate Account II to Life of Virginia's general account as security for the loan and will earn interest daily at a fixed annual rate of 4%. For policies issued on or after May 1, 1993, a portion of the amount of cash value transferred to secure the loan may earn interest at a higher rate after the tenth policy year. Interest earned will be credited on each Monthly Anniversary Day and transferred at that time to Separate Account II. Upon partial or full loan repayment, the portion of cash value in the general account securing the repaid portion of the policy debt will be transferred to Separate Account II. (SEE Loan Benefits - Repayment of Policy Debt.) Depending upon the investment performance of Surrender Value and the amount of any Policy loan, such loans may cause a Policy to lapse. If a Policy is not a Modified Endowment Contract, lapse of the Policy with Policy loans outstanding may result in adverse tax consequences. (SEE Federal Tax Matters.)

  LIFE INSURANCE PROCEEDS. The Policy provides for the payment of Life Insurance Proceeds upon the death of the Insured. The Policy contains two benefit options:
Option A and Option B. Under Option A, the Life Insurance Proceeds will be the greater of(i) the Specified Amount PLUS the Policy's cash value on the date of the Insured's death or (ii) the cash value on the date of the Insured's death multiplied by the corridor percentage. Under Option B, the Life Insurance Proceeds will be the greater of (i) the Specified Amount or (ii) the cash value on the date of the Insured's death multiplied by the applicable corridor percentage as set forth in the Policy.

  Under either benefit option, so long as a Policy remains in force, Life Insurance Proceeds will not be less than the current specified amount of the Policy. Life Insurance Proceeds may, however, exceed the specified amount. The amount by which Life Insurance Proceeds exceed the Specified Amount depends upon the benefit option chosen and the cash value of the Policy. (SEE Life Insurance Proceeds.) Life Insurance Proceeds will be reduced by any outstanding policy debt and any due and unpaid charges. The proceeds may be paid in a lump sum or in accordance with an optional payment plan.

  Any time after the first policy year, the Policyowner may, subject to certain restrictions, adjust the Life Insurance Proceeds payable under a Policy by increasing or decreasing the Specified Amount. (SEE Change in Existing Coverage.) In addition, the Policyowner may change the benefit option in effect. (SEE Change in Benefit Option.)

  BENEFITS AT MATURITY. On the maturity date of a Policy, if the Insured is still living, the Policyowner will be paid the cash value reduced by any outstanding Policy Debt. This is the policy's maturity value.

CHARGES

  The net premium equals the paid premium multiplied by the Net Premium Factor. The Net Premium Factor equals 92.5%. The difference between the actual premium payment and the net premium (a total charge of 7.5%) will be used to compensate Life of Virginia for expenses incurred in connection with the distribution of the Policies (5.0%) and for premium taxes imposed by various states and subdivisions (2.5%). (SEE Charges and Deductions - Deductions from Premiums.)

  In addition, there is a deferred sales charge of 45% of the first year's premiums, up to the amount of the designated premium (which is always less than the guideline annual premium), to compensate Life of Virginia for certain sales and distribution expenses. No additional amount of deferred sales charge is charged on premiums paid after the first policy year. The charge is deducted from the cash value in equal amounts at the beginning of Policy years 2 through
10. Any uncollected deferred sales charge will be deducted from the cash value if the Policy is surrendered during Policy years 1 through 9, with the exception that during years 1 and 2 the amount that will be collected upon surrender may be limited to less than the full amount of the uncollected deferred sales charge. (SEE Surrender Charge.) Thus, if the Policyowner were to surrender the Policy during its first two policy years, the total amount of sales charge deducted may be less than if the surrender occurred after the second year. If the initial specified amount is at least $250,000, the deferred sales charges will be 40% rather than 45% of the first year premium paid up to the designated premium. (SEE Charges and Deductions - Sales Charges)

  Cash value will be reduced each policy month by the monthly deduction. The monthly deduction compensates Life of Virginia for the insurance benefits provided under the Policy and for administrative costs. A charge equal to the lesser of $25 or 2% of the amount requested will be deducted from the amount paid to the Policyowner upon partial surrender of a Policy. (SEE Other Charges.) During each month, a $10 fee will be charged for the second and subsequent transfers of assets among the Investment Subdivisions. (SEE Transfers.) If a policyowner increases the specified amount of his policy, there will be a one-time charge per increase equal to the lesser of $1.50 per $1,000 of increase or $300. This charge is to compensate Life of Virginia for underwriting and administrative costs associated with the increase. (SEE Other Charges).

  If a policy is surrendered or lapses during the first 9 policy years, a charge is made to cover the expenses of issuing the policy. The charge varies by initial specified amount and age at issue, subject to a maximum of $500 per policy. The charge will decrease after the fifth policy year and disappear after the ninth policy year. (SEE Surrender Charge)

  A charge equal to .70% of the net assets of Separate Account II will be imposed against those assets to compensate Life of Virginia for certain mortality and expense risks incurred in connection with the Policy. (SEE Charges Against Separate Account II.)

  Finally, the value of the net assets of Separate Account II will also reflect the investment advisory fee and other expenses incurred by the Funds.

DISTRIBUTION OF THE POLICY

  The Policy will be distributed by registered representatives of Forth Financial Securities Corporation, which acts as the principal underwriter of the Policy. Forth Financial Securities Corporation is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. The Policy will also be distributed through other registered broker-dealers that have entered into written sales agreements with the principal underwriter.

TAX TREATMENT

  Cash value under a Policy should be subject to the same federal income tax treatment as cash value in a conventional fixed benefit policy. Under existing tax law, the Policyowner is not deemed to be in constructive receipt of cash values under a Policy until actual surrender. A change of Owners or a partial or total surrender may have tax consequences depending upon the particular circumstances.

  Like death benefits payable under conventional life insurance policies, Life Insurance Proceeds payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary will not be taxed on these proceeds. (SEE Federal Tax Matters.)

  Certain policies may be treated as Modified Endowment Contracts depending on the amount of premium paid in relation to the death benefit. (SEE Federal Tax Matters.) If the policy is a Modified Endowment Contract, then certain distributions including policy loans and surrenders may have tax consequences. In addition, prior to age 59 1/2 or death, any income resulting from distributions generally will be subject to a 10% penalty tax.

  For a discussion of additional tax issues and related developments which may affect the tax treatment of the Policy, SEE "Federal Tax Matters".

REFUND PRIVILEGE


  The Policyowner is granted a period of time to examine a Policy and return it for refund. The applicable period of time is 10 days after the Policy is received or 45 days after Part I of the application is signed, whichever is later. In certain states the Policyowner may have more than 10 days to return the policy for a refund. (SEE Examination of Policy (Refund Privilege))


EXCHANGE PRIVILEGE

  During the first 24 months, the Policyowner may convert this Policy to a permanent fixed benefit policy in accordance with Life of Virginia's procedures. (SEE Exchange Privilege)

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES

  Illustrations in the Appendix show how the Death Benefit, Cash Value, and Surrender Value may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. Nonetheless, the illustrations are based on the hypothetical investment rates of return and are not guaranteed. They are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different than those illustrated. If the Policy is surrendered in the early policy years, the Surrender Value will be low as compared with premiums accumulated with interest, and consequently, the insurance protection provided will be costly.

FUND ANNUAL EXPENSES

                                   FEE TABLE

                VARIABLE INSURANCE PRODUCTS FUND ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                     Equity-
                                                                     Income        Growth       Overseas
                                                                    Portfolio     Portfolio     Portfolio
                                                                    ---------     ---------     ---------
Management Fees                                                     0.51%           0.61%         0.76%
Other Expenses (after any expense reimbursement)                    0.07%           0.08%         0.13%
                                                                    -----           -----         -----
Total Fund Annual Expenses                                          0.58%           0.69%         0.93%
                                                                    =====           =====         =====

              VARIABLE INSURANCE PRODUCTS FUND II ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                    Asset
                                                                    Manager       Contrafund
                                                                    Portfolio     Portfolio
                                                                    ---------     ---------
Management Fees                                                     0.64%           0.61%
Other Expenses (after any expense reimbursement)                    0.10%           0.13%
                                                                    -----           -----
Total Fund Annual Expenses                                          0.74%           0.74%
                                                                    =====           =====

              VARIABLE INSURANCE PRODUCTS FUND III ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                    Growth &      Growth
                                                                    Income        Opportunities
                                                                    Portfolio     Portfolio
                                                                    ---------     ---------
Management Fees                                                     0.50%           0.61%
Other Expenses (after any expense reimbursement)                    0.20%           0.16%
                                                                    -----           -----
Total Fund Annual Expenses                                          0.70%           0.77%
                                                                    =====           =====


                   GE INVESTMENTS FUNDS, INC. ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                                                                            Real
                                                        Money       Government    S&P 500       Total       International   Estate
                                                        Market      Securities    Index         Return      Equity        Securities
                                                        Fund        Fund          Fund          Fund        Fund            Fund
                                                        ------      ----------    -------       -------     ------------- ----------
Management Fees (after fee waiver)                      .10%            .50%         .35%          .50%        1.00%        .85%
Other Expenses (after any expense reimbursements)       .05%            .17%         .13%          .10%         .50%        .22%
                                                        ----            ----         ----          ----         ----        ----
Total Fund Annual Expenses                              .15%            .67%         .48%          .60%        1.50%       1.07%
                                                        ====            ====         ====          ====        =====       =====

                                                        Global      Value
                                                        Income      Equity
                                                        Fund *      Fund *
                                                        ------      ------
Management Fees (after fee waiver)                      .60%            .65%
Other Expenses (after any expense reimbursements)       .30%            .26%
                                                        ----            ----
Total Fund Annual Expenses                              .90%            .91%
                                                        ====            ====

*Global Income Fund and Value Equity Fund had not yet commenced operations as of December 31, 1997.

               OPPENHEIMER VARIABLE ACCOUNT FUNDS ANNUAL EXPENSES
                         (as a % of average net assets)

                                                        Opp.                         Opp.          Opp.
                                                        High            Opp.         Capital        Multiple    Opp.
                                                       Income           Bond         Appreciation Strategies Growth
                                                        Fund            Fund         Fund          Fund         Fund
                                                       ------           ----         ------------ ---------- -------
Management Fees                                         .75%            .74%         .72%          .73%         .75%
Other Expenses                                          .06%            .04%         .03%          .04%         .04%
                                                        ----            ----         ----          ----         ----
Total Fund Annual Expenses                              .81%            .78%         .75%          .77%         .79%
                                                        ====            ====         ====          ====         ====

                       JANUS ASPEN SERIES ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                    Aggressive    Worldwide     International
                                                      Growth        Growth        Growth        Growth      Balanced
                                                      Portfolio     Portfolio     Portfolio     Portfolio   Portfolio
                                                      ---------     ---------     ---------     ---------   ---------
Management Fees(after any fee waivers/reductions)     .65%              .72%         .66%          .05%         .79%
Other Expenses (after any expense reimbursements)     .04%              .04%         .14%         1.21%         .15%
                                                      ----              ----         ----         -----         ----
Total Fund Annual Expenses                            .69%              .76%         .80%         1.26%         .94%
                                                      ====              ====         ====         =====        =====

                                                      Flexible      Capital
                                                      Income        Appreciation
                                                      Portfolio     Portfolio *
                                                      ---------     -----------
Management Fees(after any fee waivers/reductions)     .65%              .75  %
Other Expenses (after any expense reimbursements)     .19%              .30  %
                                                      ----              ------
Total Fund Annual Expenses                            .84%             1.05  %
                                                      ====             =======

*Capital Appreciation Portfolio had not yet commenced operations as of December 31, 1996.

                   FEDERATED INSURANCE SERIES ANNUAL EXPENSES
                         (as a % of average net assets)

                                                                                   Federated
                                                        Federated   Federated      American
                                                        Utility     High Income    Leaders
                                                        Fund II     Bond Fund II   Fund II
                                                        -------     ------------   ---------
Management Fees (after fee waiver)                      0.24%          0.00%        0.53%
Other Expenses (after any expense reimbursement)        0.61%          0.80%        0.32%
                                                        -----          -----        -----
Total Fund Annual Expenses                              0.85%          0.80%        0.85%
                                                        =====          =====        =====

                     THE ALGER AMERICAN FUND ANNUAL EXPENSES
                         (as a % of average net assets)

                                                Alger          Alger
                                                American      American
                                                Growth      Small Capitalization
                                                Portfolio     Portfolio
                                                ---------   --------------------
Management Fees                                 0.75%          0.85%
Other Expenses                                  0.04%          0.03%
                                                -----          -----
Total Expenses                                  0.79%          0.88%
                                                =====          =====



                PBHG INSURANCE SERIES FUND, INC. ANNUAL EXPENSES
                         (as a % of average net assets)

                                               Growth II   Large Cap Growth
                                              Portfolio *    Portfolio *
                                              -----------  ----------------
Management Fees                                 0.85%          0.72%
Other Expenses                                  0.30%          0.38%
                                                -----          -----
Total Expenses                                  1.15%          1.10%
                                                =====          =====


* Growth II Portfolio and Large Cap Growth Portfolio has not yet commenced operations as of December 31, 1996.

  The purpose of these tables is to assist the Owner in understanding the various costs and expenses that an Owner will bear, directly and indirectly. Except as noted below, the Tables reflect charges and expenses of Account II as well as the underlying Funds for the most recent fiscal year. For more information on the charges described in these Tables see Charges and Deductions and the Prospectuses for the underlying Funds which accompany this Prospectus. In addition to the expenses listed above, premium taxes varying from 0 to 3.5% may be applicable.

  The expense information regarding the Funds was provided by those Funds. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Oppenheimer Variable Account Funds, Janus Aspen Series, Federated Insurance Series, The Alger American Fund, PBHG Insurance Series Fund, Inc. and their investment advisers are not affiliated with Life of Virginia. While Life of Virginia has no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, Life of Virginia has not independently verified such information. The annual expenses listed for all the Funds are net of certain reimbursements by the Funds' investment advisers. Life of Virginia cannot guarantee that the reimbursements will continue.

  Absent certain reimbursements and reductions that are reflected in the table, the total annual expenses of the portfolios of the Variable Insurance Products Fund during 1996 would have been 0.56% for VIP Equity-Income Portfolio, 0.67% for VIP Growth Portfolio and O.92% for VIP Overseas Portfolio.

  Absent certain reimbursements and reductions that are reflected in the table, the total annual expenses of the portfolios of the Variable Insurance Products Fund II during 1996 would have been 0.73 for VIP Asset Manager Portfolio and 0.71% for VIP Contrafund Portfolio.

  Absent certain reimbursements and reductions that are reflected in the table, the total annual expenses of the portfolios of the Variable Insurance Products Fund III during 1996 would have been 0.77% for VIP Growth Opportunities Portfolio.

  GE Investment Management Incorporated currently serves as investment adviser to GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.). Prior to May 1, 1997, Aon Advisors, Inc. served as investment adviser to this Fund and had agreed to reimburse the Fund for certain expenses of each of the Fund's portfolios. Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of GE Investments Funds, Inc. during 1996 would have been 0.55% for Money Market Fund, 0.67% for Government Securities Fund, 0.48% for S&P 500 Index Fund, 0.60% for Total Return Fund, 1.07% for Real Estate Securities Fund, 1.56% for International Equity Fund. The Other Expenses for the Global Income Fund and the Value Equity Fund are estimates by the Fund since these portfolios were recently organized and have no operating history, and actual expenses may be greater or less than those shown.

  Absent reimbursements, the total annual expenses of the portfolios of the Janus Aspen Series during 1996 would have been .83% for Growth Portfolio, .83% for Aggressive Growth Portfolio, 0.91% for Worldwide Growth Portfolio, 2.21% for International Growth Portfolio, and 1.07% for Balanced Portfolio. The Other Expenses listed for the Capital Appreciation Portfolio of Janus Aspen

Series are estimates provided by the Fund because the portfolio had not yet commenced operations as of December 31, 1996. The total expenses absent fee waivers are estimated to be 1.30%.

  Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of the Federated Insurance Series during 1996 would have been 1.36% for Federated Utility Fund II, 1.39% for Federated High Income Bond Fund II, and 1.07% for Federated American Leaders Fund II.

  The Other Expenses listed for the Growth II Portfolio and Large Cap Growth Portfolio of PBHG Insurance Series Fund, Inc. are estimates provided by the Fund because the portfolios were recently organized and have a brief operating history. Actual expenses may be greater or less than those shown.

                    LIFE OF VIRGINIA AND SEPARATE ACCOUNT II

The Life Insurance Company of Virginia


  Life of Virginia is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. Eighty percent of the capital stock of Life of Virginia is owned by General Electric Capital Assurance Corporation ("GE Capital Assurance"). The remaining 20% is owned by GE Life Insurance Group, Inc. GE Capital Assurance and GE Life Insurance Group, Inc. are indirectly wholly-owned subsidiaries of General Electric Capital Corporation ("GE Capital"). GE Capital, a diversified financial services company, is a wholly-owned subsidiary of General Electric Company. Life of Virginia is principally engaged in the offering of life insurance and annuity policies and ranks among the 25 largest stock life insurance companies in the United States in terms of business in force. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of Life of Virginia are at 6610 West Broad Street, Richmond, Virginia 23230.


GENERAL ELECTRIC COMPANY


  General Electric Company ("GE") is a New York corporation founded more than 100 years ago by Thomas Edison. GE is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment and large-sized electric power generation equipment. Its subsidiary, GE Capital, is a diversified financial services company with subsidiaries engaged in commercial and industrial specialized, mid-market and indirect consumer financing businesses. The GE family of companies includes numerous insurance companies, including GE Capital Assurance, Great Northern Insured Annuity Corporation, GE Capital Life Assurance Company of New York, Life of Virginia, First Colony Life Insurance Company, Federal Home Life Insurance Company, The Harvest Life Insurance Company, Union Fidelity Life Insurance Company and others.


  The GE family of companies also includes Forth Financial Securities Corporation (a broker/dealer registered with the Securities and Exchange Commission) which acts as principal underwriter for the Policies.

SEPARATE ACCOUNT II


  Separate Account II was established by Life of Virginia as a separate investment account on August 21, 1986. Separate Account II currently has thirty-four Investment Subdivisions available for allocation under the Policy, but that number may change in the future. Each Investment Subdivision invests exclusively in shares representing an interest in a separate corresponding portfolio of one of the nine Funds described below. After the Initial Investment Period, net premiums are allocated in accordance with the instructions of the Policyowner among up to seven of the thirty-four Investment Subdivisions available under this Policy.

  The assets of Separate Account II are the property of Life of Virginia. Nonetheless, the assets in Separate Account II attributable to the Policies are not chargeable with liabilities arising out of any other business which Life of Virginia may conduct. The assets of Separate Account II shall, however, be available to cover the liabilities of Life of Virginia's general account to the extent that the assets of Separate Account II exceed its liabilities arising under the Policies supported by it. Income and both realized and unrealized gains or losses from the assets of Separate Account II are credited to or charged against the Account without regard to the income, gains or losses arising out of any other business Life of Virginia may conduct.


  Separate Account II has been registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a Separate Account under the Federal Securities Laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of Separate Account II by the Commission.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

  Life of Virginia reserves the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Fund portfolios that are held by Separate Account II or that Separate Account II may purchase. If the shares of a portfolio are no longer available for investment or if in its judgment further investment in any portfolio should become inappropriate in view of the purposes of Separate Account II, Life of Virginia reserves the right to eliminate the shares of any of the portfolios of the Funds and to substitute shares of another portfolio of the Funds or of another open-end, registered investment company. Life of Virginia will not substitute any shares attributable to a policyowner's cash value in Separate Account II without notice and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent Separate Account II from purchasing other securities for other series or classes of policies or from permitting a conversion between portfolios or classes of policies on the basis of requests made by policyowners.

  Life of Virginia also reserves the right to establish additional Investment Subdivisions of Separate Account II, each of which would invest in a separate portfolio of the Funds, or in shares of another investment company, with a specified investment objective. New Investment Subdivisions may be established if, in the sole discretion of Life of Virginia, marketing, tax or investment conditions warrant, and any new Investment Subdivisions may be made available to existing policyowners on a basis to be determined by Life of Virginia. One or more Investment Subdivisions may also be eliminated if, in the sole discretion of Life of Virginia, marketing, tax, or investment conditions warrant.

  In the event of any such substitution or change, Life of Virginia may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Life of Virginia to be in the best interests of persons having voting rights under the Policy, Separate Account II may be operated as a management company under the Investment Company Act of 1940, may be deregistered under that Act in the event such registration is no longer required, or may be combined with other Life of Virginia separate accounts. To the extent permitted by applicable law, Life of Virginia may also transfer the assets of Separate Account II associated with the Policies to another separate account. In addition, Life of Virginia may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to Separate Account II.

  The Policyowner will be notified of any material change in the investment policy of any portfolio in which the Owner has an interest. If the Policyowner objects to the change, the Policy may be exchanged for a fixed benefit policy. In addition, the Policyowner may exercise the right to surrender the Policy, in whole or in part. (SEE Surrender Privileges.) If the Policyowner chooses to exchange the Policy, no evidence of insurability will be required. The new policy will be subject to normal exchange rules and other conditions determined by Life of Virginia. The exchange must be made within 60 days after the change in investment policy becomes effective. Life of Virginia will notify Policyowners of the options available and procedures to follow if any material change occurs.

                                   THE FUNDS


  Separate Account II currently invests in nine series-type mutual funds. Each of the Funds currently available under the Policy is a registered open-end, diversified investment company of the series-type.

  Each Investment Subdivision invests exclusively in a designated investment portfolio of one of the Funds. The assets of each portfolio are separate from other portfolios of that Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment of any other portfolio. Some of the Funds may, in the future, activate additional portfolios.

  Each of the Funds sells its shares to Separate Account II in accordance with the terms of a participation agreement between the Fund and Life of Virginia. The termination provisions of those agreements vary. (SEE Termination of Participation Agreements.) Should an agreement between Life of Virginia and a Fund terminate, Separate Account II will not be able to purchase additional shares of that Fund. In that event, Policyowners will no longer be able to allocate cash values or premium payments to Investment Subdivisions investing in portfolios of that Fund.

  Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to the Separate Account despite the fact that the participation agreement between the Fund and Life of Virginia has not been terminated. Should a Fund or a portfolio of a Fund decide not to sell its shares to Life of Virginia, Life of Virginia will be unable to honor policyowner requests to allocate their cash values or premium payments to Investment Subdivisions investing in shares of that Fund or portfolio.


  Certain Investment Subdivisions of Separate Account II invest in portfolios that have similar investment objectives and/or policies; therefore, before choosing Investment Subdivisions, carefully read the individual prospectuses for the Funds, along with this prospectus.

VARIABLE INSURANCE PRODUCTS FUND


  Variable Insurance Products Fund has three portfolios that are currently available to Policyowners through Separate Account III: VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Overseas Portfolio.

  VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the portfolio will also consider the potential for capital appreciation. The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

  VIP GROWTH PORTFOLIO seeks to achieve capital appreciation. The portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  VIP OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. The portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

  Fidelity Management & Research Company serves as investment adviser to the Variable Insurance Products Fund. For managing each portfolio's investments and business affairs, each portfolio pays Fidelity Management & Research Company a monthly fee.

  Variable Insurance Products Fund VIP Equity-Income, VIP Growth, and VIP Overseas Portfolios' fee rates are each made up of two components: (1) a group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management & Research Company; and (2) an individual portfolio fee rate of .20% for the Variable Insurance Products Fund Equity-Income Portfolio,
 .30% for the Variable Insurance Products Fund Growth Portfolio and .45% for the Variable Insurance Products Fund Overseas Portfolio. The group fee rate cannot rise above .52% and it drops as total assets in all these portfolios. Therefore, the maximum total management fees that can be charged for the VIP Equity-Income Portfolio is .72%, for the VIP Growth Portfolio is .82%, and for the VIP Overseas Portfolio is .97% of the average net assets of these portfolios. One-twelfth of the sum of the group fee rate and the individual fee rate is applied to each portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month.


VARIABLE INSURANCE PRODUCTS FUND II


  Variable Insurance Products Fund II, which is managed by Fidelity Management & Research Company, has two portfolios that are currently available to Policyowners through Separate Account III: VIP Asset Manager Portfolio and VIP Contrafund Portfolio.

  VIP ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

  VIP CONTRAFUND PORTFOLIO seeks capital appreciation by investing mainly in equity securities of companies believed to be undervalued or out-of-favor.

  Fidelity Management & Research Company serves as investment adviser to the Variable Insurance Products Fund II. For managing each portfolio's investments and business affairs, each portfolio pays Fidelity Management & Research Company a monthly fee.

  Variable Insurance Products Fund II VIP Asset-Manager and VIP Contrafund Portfolios' fee rates are each made up of two components: (1) a group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management & Research Company; and (2) an individual portfolio fee rate of .25% for the VIP Asset Manager Portfolio and .30% for Contrafund Portfolio. The group fee rate cannot rise above .52% and it drops as total assets in all mutual funds rise. Therefore, the maximum total management fees that can be charged for the VIP Asset-Manager Portfolio is .77% and for the VIP Contrafund Portfolio is .82% of the average net assets of these portfolios. One-twelfth of the sum of the group fee rate and the individual fee rate is applied to each portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month.


VARIABLE INSURANCE PRODUCTS FUND III


  Variable Insurance Products Fund III, which is managed by Fidelity Management & Research Company, has two portfolios that are currently available to Policyowners through Separate Account III: VIP Growth & Income Portfolio and VIP Growth Opportunities Portfolio. VIP GROWTH & INCOME PORTFOLIO AND VIP GROWTH OPPORTUNITIES PORTFOLIO ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  VIP GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities.

  VIP GROWTH OPPORTUNITIES seeks capital growth by investing primarily in common stock and securities convertible to common stock.

  Fidelity Management & Research Company serves as investment adviser to the Variable Insurance Products Fund III. For managing each portfolio's investments and business affairs, each portfolio pays Fidelity Management & Research Company a monthly fee.

  Variable Insurance Products Fund III VIP Growth and Income Portfolio and VIP Growth Opportunities Portfolio's fee rates are each made up of two components:
(1) a group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management & Research Company; and (2) an individual portfolio fee rate of .20% for Growth and Income Portfolio and .30% for Growth Opportunities Portfolio. The group fee rate cannot rise above .52% and it drops as total assets in all mutual funds rise. Therefore, the maximum total management fees that can be charged for the VIP Growth and Income Portfolio is
 .72% and for the Growth Opportunities Portfolio is .82% of the average net assets of these portfolios. One-twelfth of the sum of the group fee rate and the individual fee rate is applied to each portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month.


GE INVESTMENTS FUNDS, INC.


  GE Investments Funds, Inc. ("GE Investments Funds") has eight portfolios that are currently available to Policyowners through Separate Account II: Money Market Fund, Government Securities Fund, S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Global Income Fund and Value Equity Fund are available to Policyowners through Separate Account II. GLOBAL INCOME FUND AND VALUE EQUITY FUND ARE NOT CURRENTLY AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  MONEY MARKET FUND has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in high quality money market securities.

  GOVERNMENT SECURITIES FUND has the investment objective of seeking high current income and protection of capital through investments in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  S&P 500 INDEX FUND(1) has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index, through investment in common stocks traded on the New York Stock Exchange and the American Stock Exchange, to a limited extent, in the over-the-counter markets.

  TOTAL RETURN FUND has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the investment adviser.

  INTERNATIONAL EQUITY FUND has the investment objective of providing long-term capital appreciation. The portfolio seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside of the U.S. or whose securities are principally traded outside of the U.S.

  REAL ESTATE SECURITIES FUND has the investment objective of providing maximum total return through current income and capital appreciation. The portfolio seeks to achieve its objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry including those that own significant real estate assets. The portfolio will not invest directly in real estate.


 ----------------------
(1)"Standard and Poor's", "S&P", and "S&P 500" are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by GE Investment Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors in this Fund or any member of the public regarding the advisability of investing in this Fund or in securites generally or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the Fund or the timing of the issuance or sale of the shares of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, investors in the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

  GLOBAL INCOME FUND has the investment objective of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The portfolio seeks to achieve these objectives by investing primarily in income-bearing debt securities and other income-bearing instruments of U.S. and foreign issuers.

  VALUE EQUITY FUND has the investment objective of providing long-term capital appreciation. The portfolio seeks to achieve this objective by investing primarily in common stock and other equity securities that are undervalued by the market and offer above-average capital appreciation potential.

  GE Investment Management, Incorporated serves as investment adviser to GE Investments Funds. GE Investments Funds pays GE Investment Management, Incorporated compensation in the form of an investment advisory fee, computed and accrued daily, and paid monthly. The investment advisory fee for each portfolio is based on the average daily net assets of the portfolio at the following effective annual rates: for S&P 500 Index Fund .35%; Government Securities Fund, Money Market Fund, and Total Return Fund .50% of the first $100,000,000, .45% of the next $100,000,000, .40% of the next $100,000,000, .35%
of the next $100,000,000, and .30% of amounts in excess of $400,000,000; International Equity Fund 1.00% on the first $100,000,00, .95% on the next $100,000,000, and .90% of the amounts in excess of $200,000,000; Real Estate Securities Fund .85% of the first $100,000,000, .80% on the next $100,000,000, and .75% of the amounts in excess of $200,000,000; Global Income Fund .60% of the fund's average daily net assets for the previous month; Value Equity Fund
 .65% of the fund's average daily net assets for the previous month. See the fund prospectus for further details. GE Investment Management, Inc. has agreed to waive a portion of the investment advisory fee for the first $100,000,000 of average daily net assets of the Money Market Fund for 1997, resulting in a fee of .10%. There is no guarantee that the fee waiver will continue after 1997.


OPPENHEIMER VARIABLE ACCOUNT FUNDS


  Oppenheimer Variable Account Funds has five portfolios that are currently available to Policyowners through Separate Account II: Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, and Oppenheimer Multiple Strategies Fund.

  OPPENHEIMER HIGH INCOME FUND seeks a high level of current income from investment in high yield fixed income securities, including unrated securities or high risk securities in the lower rating categories. These securities may be considered to be speculative. THIS FUND MAY HAVE SUBSTANTIAL HOLDINGS OF LOWER-RATED DEBT SECURITIES OR "JUNK" BONDS. The risks of investing in junk bonds are described in the prospectus for the Oppenheimer Variable Account Funds, which should be read carefully before investing.


  OPPENHEIMER BOND FUND primarily seeks a high level of current income from investment in high yield fixed income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, it seeks capital growth when consistent with its primary objective.

  OPPENHEIMER CAPITAL APPRECIATION FUND seeks to achieve capital appreciation by investing in "growth-type" companies.

  OPPENHEIMER GROWTH FUND seeks to achieve capital appreciation by investing in securities of well-known established companies.

  OPPENHEIMER MULTIPLE STRATEGIES FUND seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.


  Oppenheimer Funds, Inc. serves as investment adviser to Oppenheimer Variable Account Funds. Oppenheimer Variable Account Funds pay Oppenheimer Funds, Inc. a monthly management fee. The monthly fee payable to Oppenheimer Funds, Inc. is computed separately on the net assets of each portfolio as of the close of business each day. The management fee rates are as follows (i) for Capital Appreciation Fund, Growth Fund, and Multiple Strategies Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (ii) for High Income Fund and Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion.


JANUS ASPEN SERIES


  The Janus Aspen Series has seven portfolios that are currently available to Policyowners through Separate Account II: Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio and Capital Appreciation Portfolio. THE CAPITAL APPRECIATION PORTFOLIO IS NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  GROWTH PORTFOLIO has the investment objective of long-term capital growth in a manner consistent with the preservation of capital. The Growth Portfolio is a diversified portfolio that pursues its objective by investing in common stocks of companies of any size. Generally, this Portfolio emphasizes larger, more established issuers.

  AGGRESSIVE GROWTH PORTFOLIO has the investment objective of long-term growth of capital. The Aggressive Growth Portfolio is a non-diversified portfolio that will seek to achieve its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

  WORLDWIDE GROWTH PORTFOLIO has the investment objective of long-term growth of capital in a manner consistent with the preservation of capital. The Worldwide Growth Portfolio will seek to achieve its objective by investing in a diversified portfolio of common stocks of foreign and domestic issuers of all sizes. The Portfolio normally invests in issuers from at least five different countries including the United States.

  INTERNATIONAL GROWTH PORTFOLIO has the investment objective of long-term growth of capital. The International Growth Portfolio will seek to achieve its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States.

  BALANCED PORTFOLIO has the investment objective of seeking long-term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

  FLEXIBLE INCOME PORTFOLIO has the investment objective of seeking to obtain maximum total return, consistent with preservation of capital. Total return is expected to result from a combination of income and capital appreciation. The Portfolio pursues its objective primarily by investing in any type of income-producing securities. THIS PORTFOLIO MAY HAVE SUBSTANTIAL HOLDINGS OF LOWER-RATED DEBT SECURITIES OR "JUNK" BONDS. The risks of investing in junk bonds are described in the prospectus for the Janus Aspen Series, which should be read carefully before investing.


  CAPITAL APPRECIATION PORTFOLIO is a nondiversified portfolio that has the investment objective of seeking long-term growth of capital. It pursues its objective by investing primarily in common stocks of issuers of any size.

  Janus Capital Corporation serves as investment adviser to the portfolios of Janus Aspen Series. The portfolios pay a fee to the investment adviser. The Growth, Aggressive Growth, Worldwide Growth, International Growth and Balanced Portfolios are each subject to the following advisory fee schedule: 1% of the first $30 million, 0.75% of the next $270 million, 0.70% of the next $200 million, 0.65% of amounts over $500 million. The Flexible Income Portfolio is subject to the following advisory fee schedule: .65% of the first $300 million, and .55% of amounts over $300 million. Janus Capital has agreed to reduce the advisory fee for the Growth, Aggressive Growth, Worldwide Growth, International Growth, Balanced and Capital Appreciation Portfolios to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such portfolios. In addition, Janus Capital has agreed to reimburse each portfolio for advisory fees and other expenses in excess of a specified percentage of net assets. The expense limits of the portfolios differ and are set forth in the Statement of Additional Information for Janus Aspen Series.


FEDERATED INSURANCE SERIES


  The Federated Insurance Series has three portfolios that are currently available to Policyowners through Separate Account II: Federated Utility Fund II, Federated High Income Bond Fund II and Federated American Leaders Fund II.


  FEDERATED UTILITY FUND II has the investment objective of high current income and moderate capital appreciation. The Federated Utility Fund II will seek to achieve its objective by investing primarily in equity and debt securities of utility companies.

  FEDERATED HIGH INCOME BOND FUND II has the investment objective of high current income. The Federated High Income Bond Fund II will seek to achieve its objective by investing primarily in a diversified portfolio of professionally managed fixed-income securities. THE FIXED-INCOME SECURITIES IN WHICH THE FUND INTENDS TO INVEST ARE LOWER-RATED CORPORATE DEBT OBLIGATIONS, COMMONLY REFERRED TO AS "JUNK BONDS". THE RISKS OF THESE SECURITIES ARE DESCRIBED IN THE PROSPECTUS FOR THE FEDERATED INSURANCE SERIES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

  FEDERATED AMERICAN LEADERS FUND II has the primary investment objective of long-term growth of capital, and a secondary objective of providing income. The Federated American Leaders Fund II will seek to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue chip" companies.

  Federated Advisers serves as investment adviser to the Federated Utility Fund II, Federated High Income Bond Fund II and Federated American Leaders Fund II. The maximum management fee is an annual investment advisory fee equal to .75% of the Federated Utility Fund II's average daily net assets, .60% of the Federated High Income Bond Fund II's average daily net assets, and .75% of the Federated American Leaders Fund II's average daily net assets. The adviser has voluntarily chosen to waive all or a portion of its fee in order that the total annual expenses for Federated Utility Fund II, Federated High Income Bond Fund II, and Federated American Leaders Fund II would not exceed 0.85%, 0.80% and 0.85%, respectively, of average net assets. Based on total expenses during 1996 of 1.36% for Federated Utility Fund II, 1.39% for Federated High Income Bond Fund II, and 1.07% for Federated American Leaders Fund II, the adviser estimates that during 1997 it will waive management fees of .51%, .60% and .22%, respectively. The adviser can terminate this voluntary waiver at any time at its sole discretion.


THE ALGER AMERICAN FUND

  The Alger American Fund has two portfolios that are currently available to Policyowners through Separate Account II: Alger American Small Capitalization Portfolio and Alger American Growth Portfolio.

  ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. Except during temporary defensive periods, the portfolio invests at least 65 % of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combine range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


  ALGER AMERICAN GROWTH PORTFOLIO has the investment objective of long-term capital appreciation. Except during temporary defensive periods, this portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization of $1 billion or greater.

  Fred Alger Management, Inc. serves as the investment manager to the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio. The manager receives an annual fee from each portfolio based on the average daily net assets of the portfolio at the following rates: Small Capitalization Portfolio, 0.85%; Growth Portfolio, 0.75%. Fred Alger Management, Inc. has agreed to reimburse each of these portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed 1.50% of the average daily net assets of either portfolio for any fiscal year.


PBHG INSURANCE SERIES FUND, INC.

  PBHG Insurance Series Fund, Inc. (PBHG Insurance Series Fund) has two portfolios that are currently available to Policyowners through Separate Account
II: Growth II Portfolio and Large Cap Growth Portfolio. THE GROWTH II PORTFOLIO AND THE LARGE CAP GROWTH PORTFOLIO ARE NOT CURRENTLY AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  GROWTH II PORTFOLIO seeks long-term capital appreciation by investing in equity securities of small and medium sized companies (market capitalization of up to $4 billion) which have an outlook for strong earnings growth and significant capital appreciation.

  LARGE CAP GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of larger capitalization companies (market capitalization of greater than $1 billion) which have an outlook for strong growth in earnings and potential for capital appreciation.

  Pilgrim Baxter & Associates serves as investment manager to the Growth II Portfolio and Large Cap Growth Portfolio. The manager receives an annual fee from each portfolio.


              THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND
                 POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

  Life of Virginia currently is compensated by an affiliate(s) of each of the Funds based upon an annual percentage of the average assets held in the Fund by Life of Virginia. These percentage amounts, which vary by Fund, are intended to reflect administrative and other services provided by Life of Virginia to the Fund and/or affiliate(s).

  More detailed information concerning the investment objectives and policies of the Funds and the investment advisory services and charges can be found in the current prospectuses for the Funds which accompany or precede this Prospectus. A prospectus for each Fund can be obtained by writing or calling Life of Virginia's Home Office. The prospectus for each Fund should be read carefully before any decision is made concerning the allocation of premium payments or transfers among the Investment Subdivisions of Separate Account II.

RESOLVING MATERIAL CONFLICTS


  The Funds are used as investment vehicles for variable life insurance and variable annuity policies issued by Life of Virginia. In addition, all of the Funds other than the GE Investments Funds, are available to separate accounts of insurance companies other than Life of Virginia offering variable annuity and variable life products. As a result, there is a possibility that a material conflict may arise between the interests of Policyowners owning Policies whose cash values are allocated to Separate Account II and of Policyowners owning policies whose cash values are allocated to one or more other separate accounts investing in any one of the Funds.

  In addition, Janus Aspen Series, GE Investments Funds, and The Alger American Fund may sell shares to certain retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policyowners generally or certain classes of Policyowners, and such retirement plans or participants in such retirement plans.


  In the event of a material conflict, Life of Virginia will take any necessary steps, including removing Separate Account II assets from that Fund, to resolve the matter. See the individual Fund Prospectus for greater details.

TERMINATION OF PARTICIPATION AGREEMENTS

  The participation agreements pursuant to which the Funds sell their shares to Separate Account II contain varying provisions regarding termination. The following summarizes those provisions:


  VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II AND VARIABLE INSURANCE PRODUCTS FUND III. (THE "FUND") These agreements provide for termination (1) on one year's advance notice by either party, (2) at Life of Virginia's option if shares of the Fund are not reasonably available to meet requirements of the policies, (3) at the option of either party if certain enforcement proceedings are instituted against the other, (4) upon vote of the policyowners to substitute shares of another mutual fund, (5) at Life of Virginia's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws or if the Fund ceases to qualify as regulated investment companies under the Internal Revenue Code, (6) at the option of the Fund or its principal underwriter if it determines that Life of Virginia has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, (7) at the option of Life of Virginia if the Fund has suffered material adverse changes in its business or financial conditions or is the subject of material adverse publicity, or (8) at the option of the Fund or its principal underwriter if Life of Virginia decides to make another mutual fund available as a funding vehicle for its policies.


  OPPENHEIMER VARIABLE ACCOUNT FUNDS. This agreement may be terminated by the parties on six months' advance written notice.

  JANUS ASPEN SERIES. This agreement may be terminated by the parties on six months' advance written notice.

  FEDERATED INSURANCE SERIES. This agreement may be terminated by any of the parties on 180 days advance written notice to the other parties.

  THE ALGER AMERICAN FUND. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.


  PBHG INSURANCE SERIES FUND, INC. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

  GE INVESTMENTS FUNDS, INC. has entered into a Stock Sale Agreement with Life of Virginia pursuant to which the Fund sells is shares to Separate Account II.


                                   THE POLICY

  This prospectus describes the basic Commonwealth Three policy. There may be differences because of requirements of the state where your policy is issued. Any such differences will be included in your policy.

PURPOSE OF THE POLICY

  The Policy is designed to provide the owner with both lifetime insurance protection and significant flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under a Policy. Unlike conventional life insurance, the Policyowner is not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of Premium Payments. Moreover, the Policy allows a Policyowner to adjust the level of life insurance proceeds payable under a Policy without having to purchase a new Policy by increasing or decreasing the specified amount. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust life insurance proceeds and vary premium payments.

  The Policy varies from conventional fixed benefit life insurance in a number of additional respects. Because the life insurance proceeds may, and the cash value will, vary with the investment experience of the chosen Investment Subdivisions of Separate Account II, the Policyowner bears the investment risk of any depreciation in value, but reaps the benefit of any appreciation in value, of the underlying assets. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Investment Subdivision of Separate Account II. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of Separate Account II.


PURCHASING A POLICY

  To purchase a Policy, a completed application must be sent to Life of Virginia at its Home Office at 6610 W. Broad Street, Richmond, Virginia 23230. Life of Virginia generally will not issue Policies to insure persons older than age 75. Nonsmoker rates are only available to Insureds age 21 and over. The minimum specified amount for a Policy is $50,000; however, Life of Virginia reserves the right to increase or decrease this amount for a class of Policies issued after some future date. Acceptance is subject to Life of Virginia's underwriting rules and Life of Virginia may, at its sole discretion, reject any application or premium for any lawful reason and in a manner that does not unfairly discriminate against similarly-situated purchasers.


  If the full first premium is not paid with the application, insurance will become effective on the Effective Date, which is the date that premium is paid and the Policy is delivered while all persons proposed for insurance are insurable. If the full first premium is paid and a conditional receipt is given to the applicant, then, subject to a maximum limitation, insurance as provided by the terms and conditions of the Policy applied for will become effective on the Effective Date specified by the conditional receipt, provided the insured is found to be, on the Effective Date, insurable at standard premium rates for the plan and amount of insurance requested in the application. The Effective Date specified by the conditional receipt is the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests required by Life of Virginia, and (iii) the policy date requested by the applicant when that date is later than the date the application is completed.

PREMIUMS

  Premiums must be paid to Life of Virginia at its Home Office. Net premiums are premiums multiplied by the Net Premium Factor (SEE Charges and Deduction).


  The initial premium will be allocated to the Investment Subdivision investing in the Money Market Fund of GE Investments Funds on the Effective Date. Once allocated, the policy's cash value will remain there until the end of the Initial Investment Period. The Initial Investment Period ends either on the date the Home Office receives a form satisfactory to Life of Virginia and signed by the Policyowner, indicating that the Policyowner has received and accepted the Policy, or if the Policy is not accepted when all amounts due are refunded. For premiums received after the Policy is approved for issue, but before the end of the Initial Investment Period, the net premiums will also be placed in the Investment Subdivision that invests exclusively in the Money Market Fund of the GE Investments Funds at the end of the valuation period during which they were received until the end of the Initial Investment Period.


  At the end of the Initial Investment Period, cash value at that time and the net premiums subsequently received will be allocated among the Investment Subdivisions of Separate Account II in accordance with the written instructions of the Policyowner. The Policyowner may allocate premiums totally to one Investment Subdivision of Separate Account II, or partially to any of these Investment Subdivisions; however, at any point in time, the cash value may not be invested in more than seven Investment Subdivisions. Furthermore, the portion of each net premium allocated to any particular Investment Subdivision must be at least 1%. The Policyowner may, by written notice to the Home Office, change the allocation among the Investment Subdivisions of premium payments received on or subsequent to the date of that written notice.

  PREMIUM PAYMENTS. The full first premium is due on the policy date. This premium cannot be less than the continuation amount for the first policy month. The continuation amounts for each of the first 120 policy months is set forth in the Policy data pages. The total amount of premiums received by Life of Virginia for a Policy through the end of the Policy's Refund Privilege period may not exceed $100,000. (SEE Examination of Policy.)

  The Policy Date is assigned each Policy when the policy is issued. The Policy Date will normally be a date between the date the application is signed and the date the Policy is issued; however, the Policy Date may be any other date mutually agreeable to Life of Virginia and the Policyowner. Policy months and years are measured from the Policy Date. If the Policy Date would otherwise fall on the 29th, 30th or 31st day of a month, the Policy Date will be the 28th.

  If a Policy is issued as applied for, insurance coverage under the Policy normally begins on the Policy Date or at the end of the valuation period during which the full first premium is received at the Home Office, whichever is later. If a Policy is issued on a basis other than as applied for the insurance coverage will normally begin on the date the Policy is accepted by the Policyowner or at the end of the valuation period during which the full first premium is received at the Home Office, whichever is later.

  The first premium is the only premium payment required under a Policy, although additional premiums may be necessary to keep the Policy in effect. Each Policyowner may determine a periodic plan, a plan under which a level premium may be paid for a specified period of time on a quarterly, semi-annual or annual basis. Premiums under a periodic plan ("planned periodic premiums") may also be paid monthly if paid by pre-authorized check. The frequency or amount of the planned periodic premium may be changed at any time by the Policyowner by notifying Life of Virginia in writing at its home office.

  Adherence to the periodic plan is not mandatory and the failure to pay planned periodic premiums in accordance with a plan will not of itself cause a Policy to lapse, nor will the payment of planned periodic premiums guarantee that the Policy remains in effect, except that during the first 120 policy months, the Policy will not lapse regardless of investment experience if the Net Total Premium is at least equal to the continuation amount for the number of months that the Policy has been in force. (SEE Policy Lapse and Reinstatement.)

  If there is no outstanding policy debt, a Policyowner may make unscheduled premium payments of any amount and at any frequency, subject only to the minimum premium requirement and maximum premium limitation set forth in the Policy and described below. Payments made by the Policyowner other than planned periodic premiums will be treated first as payment of any outstanding Policy Debt. The portion of a payment in excess of any outstanding Policy Debt will be treated as an unscheduled premium payment.

  MAXIMUM PREMIUM LIMITATIONS. In order to conform to requirements of the Internal Revenue Code of 1986, as amended, Life of Virginia will limit the total amount of premiums, both unscheduled and planned periodic, that may be paid during each policy year. The applicable maximum premium limitation will be set forth in each Policy. Because the maximum premium limitation is in part dependent upon the specified amount for each Policy, changes in the specified amount may affect this limitation. In the event that a premium is paid that exceeds the maximum premium limitation, Life of Virginia will accept only the portion of the premium equal to the maximum premium limitation and return the excess to the Policyowner. Thereafter, no additional premiums will be accepted until allowed by the maximum premium limitation set forth in the Policy. In addition, Life of Virginia will not accept any Commonwealth Three premiums prior to the end of the Refund Privilege period that cause the aggregate premiums paid to date to exceed $100,000.

  MINIMUM PREMIUM PAYMENT. Premiums paid in connection with a periodic plan generally must be at least $20. If, however, planned periodic premiums are paid monthly by pre-authorized check, the minimum premium payment is $15. For purposes of the minimum premium payment requirements, any payment is deemed a planned periodic premium if it is received within 30 days (before or after) of the scheduled date for a planned periodic premium payment and the percentage difference between the planned premium amount and the actual payment amount is not more than 10%. All other premiums will be deemed unscheduled premiums. Under Life of Virginia's current administrative rules, all unscheduled premium payments must be at least $250 except where state regulation specifies a smaller amount.

POLICY LAPSE AND REINSTATEMENT


  LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause a Policy to lapse. Lapse will only occur when the surrender value is insufficient to cover the monthly deduction and the grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the Policy will be deemed to have no cash value for purposes of policy loans and surrenders. The Life Insurance Proceeds payable during the grace period will equal the amount of the death benefit in effect immediately prior to the commencement of the grace period. These proceeds will be reduced by any outstanding loan balance and any due and unpaid deferred sales charges and monthly deductions.


  If the surrender value is insufficient to cover the monthly deduction (SEE Charges and Deductions - Monthly Deduction), the Policyowner must, during the grace period, make a payment which, when multiplied by the Net Premium Factor, is at least equal to any excess Policy Debt and any due and unpaid monthly deductions. A grace period of 61 days will begin on the date Life of Virginia sends a notice of any insufficiency to the Policyowner. Excess Policy Debt is the amount by which policy debt exceeds cash value less any applicable surrender charges. (SEE Loan Benefits - Policy Debt.) Failure to make a sufficient payment during the grace period will cause a Policy to lapse and terminate without value. So long as there is outstanding Policy Debt, that portion of any payment received during the grace period that exceeds the amount necessary to keep the Policy in force will be treated as a repayment of Policy Debt. A lapse of the Policy may result in adverse tax consequences. (SEE Federal Tax Matters.)

  Notwithstanding the above, the Policy will not lapse during the first ten policy years if the Net Total Premium is at least equal to the continuation amount for the number of months that the policy has been in force. The Net Total Premium is the total of all premiums paid to that date less any outstanding Policy Debt and less any partial surrenders to date where both Policy Debt and partial surrenders are divided by the Net Premium factor of 92.5%. (SEE Charges and Deductions, Deductions from Premiums). The continuation amounts for each of the first 120 policy months are shown in the Policy data pages. There are no continuation amounts after the 120th policy month.

  REINSTATEMENT. Prior to the Maturity Date, a Policy may be reinstated any time within 3 years after the date of lapse by submitting to Life of Virginia evidence satisfactory to the Company that the Insured is insurable. In addition, a premium must be paid, as described below. Life of Virginia will, however, accept a premium larger than this amount. The Policy will be reinstated on the date the reinstatement is approved. Any Policy Debt which existed at the end of the grace period will be reinstated if not paid. Life of Virginia will not reinstate a Policy surrendered for its cash value.

  If the Policy terminates and is reinstated, a premium must be paid which equals (1) the minimum premium to keep the Policy in force from the first day of the grace period to the date of reinstatement, plus (2) an amount sufficient to keep the Policy in effect for two months after the date of reinstatement, minus
(3) the sum of monthly deductions that would have been made during the period between termination and reinstatement, divided by the Net Premium Factor. On the date of reinstatement, the cash value will equal (a) the cash value on the first day of the grace period, plus (b) the premium paid to reinstate multiplied by the Net Premium Factor minus (c) the total of any deferred sales charge deductions which would have been made if the Policy had remained continuously in effect, minus (d) any decrease in the contingent deferred underwriting charge from the first day of the grace period to the date of reinstatement.

  On the date of reinstatement, the cash value less any outstanding Policy Debt will be allocated to the Investment Subdivisions of Separate Account II. Unless instructions are received from the Policyowner to the contrary, the cash value will be allocated in the same manner as net premiums.

  If the Policy is reinstated, the surrender charge will be as though this Policy had been in effect continuously from its original Policy Date.

EXAMINATION OF POLICY (REFUND PRIVILEGE)


  The Policyowner may examine the Policy and return it for refund within 10 days after it is received or within 45 days after Part I of the application is signed, whichever is later. The amount of refund will depend on the state in which the Policy is issued. If authorized by state law, the amount of refund will equal the sum of all charges deducted from premiums paid, plus the advisory fee deducted from the Funds attributable to the Policy, plus the net premiums allocated to Separate Account II adjusted by investment gains and losses. Otherwise, the amount of the refund will equal the gross premiums paid. In certain states the Policyowner may have more than 10 days to return the policy for a refund. A Policyowner wanting a refund should return the Policy to either Life of Virginia at its Home Office or to the registered agent who sold it.


EXCHANGE PRIVILEGE

  During the first 24 months, the Policyowner may convert this Policy to a permanent fixed benefit policy. The Policyowner may elect either the same death benefit or the same net amount at risk as the existing policy at the time of conversion. Premiums will be based on the same issue age and risk classification of the Insured as the existing Policy. The conversion will be subject to an equitable adjustment in payments and cash values to reflect variances, if any, in the payments and cash values under the existing Policy and the new policy.

                                POLICY BENEFITS

  While a Policy is in effect, it provides for certain benefits prior to the maturity date. Subject to certain limitations, the Policyowner may at any time obtain cash value by completely or partially surrendering the Policy. (SEE Surrender Privileges.) In addition, the Policyowner has certain policy loan privileges under the Policy. (SEE Loan Benefits.) The Policy also provides for the payment of Life Insurance Proceeds upon the death of the Insured under one of the two benefit options selected by the Policyowner (SEE Life Insurance Proceeds), and benefits upon the maturity of a Policy. (SEE Benefits at Maturity.)

CASH VALUE BENEFITS

  SURRENDER PRIVILEGES. As long as a Policy is in effect, a Policyowner may surrender the Policy in whole or in part at any time by sending a written request in a form acceptable to Life of Virginia along with the Policy to Life of Virginia at its Home Office. Surrender may be made at any time with the exception of certain partial surrenders during the first policy year. (SEE Partial Surrenders.)

  COMPLETE SURRENDERS. The amount payable on complete surrender of the Policy is the surrender value at the end of the valuation period during which the request is received. The surrender value may be paid in a lump sum or under one of the optional payment plans specified in the Policy. (SEE Optional Payment Plans.)


  PARTIAL SURRENDERS. A Policyowner may obtain a portion of the Policy's cash value upon partial surrender of the Policy. A partial surrender must be at least $500 and cannot exceed the lesser of (1) the surrender value less $500 or (2) the maximum loan amount less outstanding Policy Debt. If Option B is in effect, no partial surrender may occur during the first policy year. A charge equal to the lesser of $25 or 2% of the amount requested will be deducted from the cash value upon a partial surrender. (SEE Charges and Deductions.)

  The partial surrender will be allocated among the Investment Subdivisions in accordance with the written instructions of the Policyowner. If no such instructions are received with the request for partial surrender, the partial surrender will be allocated among the Investment Subdivisions in the same proportion that the cash value in each Investment Subdivision bears to the cash value in all Investment Subdivisions on the date the request is received at the Home Office.

  Partial surrenders will affect both the Policy's cash value and the Life Insurance Proceeds payable under the Policy. The Policy's cash value will be reduced by the amount of the partial surrender. If the Life Insurance Proceeds payable under either benefit option both before and after the partial surrender are the cash value multiplied by the corridor percentage set forth in the Policy, a partial surrender will result in a reduction in Life Insurance Proceeds equal to the amount of the partial surrender, multiplied by the corridor percentage then in effect. If the Life Insurance Proceeds are not so affected by the corridor percentage the reduction in Life Insurance Proceeds will be equal to the partial surrender. (SEE Life Insurance Proceeds - Benefit Options.)

  The specified amount remaining in force after a partial surrender may not be less than the minimum specified amount for the Policy established when it was issued. As a result, Life of Virginia will not accomplish any partial surrender that would reduce the specified amount below this minimum. If increases in the specified amount previously have occurred, a partial surrender will first reduce the specified amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may affect the way in which the cost of insurance charge is calculated. (SEE Monthly Deduction -- Cost of Insurance Charge.)

  Surrenders and partial surrenders may have federal tax consequences. (SEE Federal Tax Matters.)

  SURRENDER VALUE. The Surrender Value equals the cash value less any outstanding Policy Debt and less any applicable surrender charges (SEE Charges and Deductions-- Surrender Charge). Surrender Value will be determined at the end of the Valuation Period during which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for a surrender. Postponement of payments may occur in certain circumstances. (SEE Postponement of Payment.)

  CALCULATION OF CASH VALUE. The Policy provides for the accumulation of cash value. Cash value will be determined on a daily basis. A Policy's cash value will reflect a number of factors, including net premiums paid, partial surrenders, policy loans, charges assessed in connection with the Policy and the investment performance of the Investment Subdivisions of Separate Account II to which the cash value is allocated. There is no guaranteed minimum cash value. The cash value of a Policy is equal to (1) the cash value in Separate Account II, plus (2) any cash value held in the general account to secure Policy Debt. On the later of the Policy Date or at the end of the valuation Period during which the first premium is received, the cash value in each Investment Subdivision is the portion of the net premium which has been allocated to the Investment Subdivision, less the portion of any due and unpaid monthly deductions allocated to the cash value in that Investment Subdivision plus the Policy's share of investment gains and losses in that Investment Subdivision. At the end of each Valuation Period thereafter, the cash value in each Investment Subdivision of Separate Account II is (1) plus (2) plus (3) minus (4) minus (5), where:

  (1) is the cash value allocated to the Investment Subdivision at the end of the preceding Valuation Period, multiplied by the Investment Subdivision's Net Investment Factor for the current period;

  (2) is net premium payments (premiums multiplied by the Net Premium Factor) received during the current Valuation Period and which are allocated to the Investment Subdivision;

  (3) is any other amount transferred into the Investment Subdivision during the current Valuation Period;

  (4) is any partial surrender made from the Investment Subdivision during the current Valuation Period; and

  (5) is any cash value transferred out of the Investment Subdivision during the current Valuation Period.

  In addition, whenever a Valuation Period includes the monthly anniversary day, the cash value at the end of such period is reduced by the monthly deduction allocated to the cash value in the Investment Subdivision for that monthly anniversary day. (SEE Charges and Deductions - Monthly Deduction.) If the Valuation Period includes the first monthly anniversary day in policy years two through ten, the cash value at the end of such period is reduced by 1/9 of the Deferred Sales Charge allocated to the cash value in the Investment Subdivisions for that monthly anniversary day. (SEE Charges and Deductions - Sales Charge.)

  UNIT VALUE. Each Investment Subdivision has a Unit Value. When premiums or other amounts are transferred into an Investment Subdivision, a number of Units are purchased based on the Unit Value of the Investment Subdivision as of the end of the Valuation Period during which the transfer is made. Likewise, when amounts are transferred out of an Investment Subdivision, Units are redeemed in a similar manner.

  For each Investment Subdivision, the Unit Value for the first Valuation Period was $10.00. The Unit Value for each subsequent period is the Net Investment Factor for that period, multiplied by the Unit Value for the immediately preceding period. The Unit Value for a Valuation Period applies for each day in the period.

  NET INVESTMENT FACTOR. The Net Investment Factors measure investment performance of the Investment Subdivisions of Separate Account II during a Valuation Period. Each Investment Subdivision has its own Net Investment Factor for a Valuation Period. The Net Investment Factor of an Investment Subdivision for a Valuation Period is (a) divided by (b), minus (c), where:

  (a) is (1) the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period, plus (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Subdivision during the Valuation Period for which the Net Investment Factor is being determined, minus (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus
  (4) any amount charged against that Investment Subdivision for taxes, or any amount set aside during the Valuation Period by Life of Virginia as a provision for taxes attributable to the operation or maintenance of that Subdivision; and

  (b) is the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period; and

  (c) is a charge no greater than .0019246% for each day in the Valuation Period. This corresponds to .70% per year of the net assets of that Investment Subdivision for mortality and expense risks.

  The value of the assets in Separate Account II will be taken at their fair market value in accordance with generally accepted accounting principles and applicable laws and regulations.

  HOW THE PERIOD OF COVERAGE UNDER A POLICY CAN VARY. The period of coverage under a Policy depends upon the cash value. The Policy will remain in force as long as the Surrender Value is sufficient to pay the monthly deduction. (SEE Charges and Deductions - Monthly Deduction.) When, however, the Surrender Value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the policyowner, the Policy will lapse and terminate without value. (SEE Policy Lapse and Reinstatement - Lapse.)

TRANSFERS

  After the Initial Investment Period, Policyowners may transfer, up to twelve times each calendar year, amounts among the Investment Subdivisions of Separate Account II that are available at the time of the request, by written request to the Home Office. A transfer that would cause cash value to be in more than seven Investment Subdivisions will not be permitted. Also, where permitted by state law, Life of Virginia reserves the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which they invest.


  The transfer will be effective as of the end of the Valuation Period during which the request is received at the Home Office. According to the terms of the Policy, the first such transfer in each calendar year is free, subsequent transfers in that year will be assessed a charge of $10.00. Life of Virginia's current practice is to waive this policy limitation and allow one free transfer each calendar month. Subsequent transfers in that month will be assessed a charge of $10.00. However, Life of Virginia reserves the right to enforce the policy limitation of one free transfer per calendar year at any time in the future. The amount of the transfer charge is, once a Policy is issued, guaranteed for the life of the Policy.


TELEPHONE TRANSFERS

  Life of Virginia permits telephone transfers and may be liable for losses resulting from unauthorized or fraudulent telephone transfers if it fails to employ reasonable procedures to confirm that the telephone instructions that it receives are genuine. Therefore, Life of Virginia will employ means to prevent unauthorized or fraudulent telephone requests, such as sending written confirmation, recording telephone requests, and/or requesting other identifying information. In addition, Life of Virginia may require written authorization before allowing Policyowners to make telephone transfers.


  To request a telephone transfer, Policyowners should call Life of Virginia's Telephone Transfer Line at 800-772-3844. Life of Virginia will record all telephone transfer requests. Transfer requests received prior to the close of the New York Stock Exchange will be executed that Business Day at that day's prices. Requests received after that time will be executed on the next Business Day at that day's prices.

DOLLAR-COST AVERAGING

  Policyowners may elect to have Life of Virginia automatically transfer specified amounts from one of certain designated Investment Subdivisions of Separate Account II to any other subdivision(s) on a monthly or quarterly basis. This privilege is intended to permit Policyowners to utilize "Dollar-Cost Averaging," a long-term investment method that provides for regular investing over a period of time. Life of Virginia makes no representations or guarantees that Dollar-Cost Averaging will result in a profit or protect against loss.


  Policyowners must select Dollar-Cost Averaging on the application or complete a Dollar-Cost Averaging Agreement or call the Telephone Transfer Line at 800-772-3844 in order to begin the Dollar-Cost Averaging program. Currently, the Investment Subdivision designated for the purpose of Dollar-Cost Averaging is the Investment Subdivision that invests in the Money Market Fund of GE Investments Funds. Cash value may also be transferred to the designated Investment Subdivision from other subdivisions within the Separate Account. Any amount allocated or transferred must conform to the minimum percentage requirements. (SEE Premiums.) Transfers made for the purpose of Dollar-Cost Averaging will count toward the free transfer each calendar month as well as the twelve maximum transfers permitted each calendar year. Transfers made from an Investment Subdivision for the purpose of Dollar-Cost Averaging must be at least $100. (SEE Transfers.)


  Dollar-Cost Averaging will continue until the entire cash value in the designated Investment Subdivision is depleted. The Policyowner has the option of discontinuing Dollar-Cost Averaging by sending Life of Virginia a written cancellation notice. Policyowners may make changes to their Dollar-Cost Averaging program by calling Life of Virginia's Telephone Transfer Line at 800-772-3844. Also, Life of Virginia reserves the right to discontinue or modify Dollar-Cost Averaging upon 30 days written notice to the Policyowner.


PORTFOLIO REBALANCING

  Owners may elect to have Life of Virginia automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage of Cash Value in each of two or more Investment Subdivisions designated by the Owner. This privilege is intended to permit owners to use "Portfolio Rebalancing," a strategy that maintains over time the Owner's desired allocation percentage in the designated Investment Subdivisions. The percentage of Cash Value in each of the Investment Subdivisions may shift from the Premium Payment allocation percentage due to the performance of the Investment Subdivisions. Life of Virginia makes no representations or guarantees that Portfolio Rebalancing will result in a profit or protect against loss.

  Owners must complete the Portfolio Rebalancing agreement to participate in the Portfolio Rebalancing program. Owners may designate the Investment Subdivisions and specify the rebalancing percentages in the agreement. The specified percentages must be in whole percentages and must be at least 1%. The date that a rebalancing transfer is effected is measured from the Policy Date, or other date selected at the sole discretion of Life of Virginia, based on the rebalancing frequency chosen by an Owner. Cash Value must be allocated to each of the designated Investment Subdivisions for rebalancing to become effective.

  Portfolio Rebalancing is offered free of charge and will continue as long as there is Cash Value in each of the designated Investment Subdivisions. Prior to that time, Owners may discontinue rebalancing by sending Life of Virginia a written cancellation notice. Owners may make changes to their Portfolio Rebalancing program by calling Life of Virginia's Telephone Transfer Line at 800-772-3844. Portfolio Rebalancing transfers are not included for the purpose of determining any transfer charge. Owners should consider the possible effects of electing other automatic programs such as Dollar-Cost Averaging concurrent with Portfolio Rebalancing. Life of Virginia reserves the right to exclude investment subdivisions from Portfolio Rebalancing. Life of Virginia also reserves the right to discontinue Portfolio Rebalancing upon 30 days written notice to the Owner.


POWERS OF ATTORNEY

  As a general rule and as a convenience to Policyowners, Life of Virginia allows the use of powers of attorney whereby Policyowners give third parties the right to effect cash value transfers on behalf of the Policyowners. However, when the same third party possesses powers of attorney executed by many Policyowners, the result can be simultaneous transfers involving large amounts of cash value. Such transfers can disrupt the orderly management of the mutual funds underlying the variable policy, can result in higher costs to Policyowners, and are generally not compatible with the long-range goals of purchasers of variable policies. Life of Virginia believes that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the funds underlying its policies, and this position is shared by the managements of those mutual funds.

  Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties holding multiple powers of attorney, Life of Virginia may not honor such powers of attorney and has instituted or will institute procedures to assure that the transfer requests that it receives have, in fact, been made by the Policyowners in whose names they are submitted. However, these procedures will not prevent Policyowners from making their own cash value transfer requests.

LOAN BENEFITS

  POLICY LOANS. So long as a Policy remains in effect, a Policyowner may borrow money from Life of Virginia at any time after the first policy anniversary using the Policy as the only security for the loan. Life of Virginia's claim for repayment of a policy loan has priority over the claims of any assignee or other person. The maximum loan amount is 90% of the cash value at the end of the valuation period during which the loan request is received, less any surrender charges and less any previously outstanding loan.

  Policy loans ordinarily will be paid within seven days after Life of Virginia receives a request for a loan at its home office, although payments may be postponed under certain circumstances. (SEE Postponement of Payment.) When a policy loan is made, a portion of the Policy's cash value equal to the loan is transferred out of Separate Account II and into Life of Virginia's general account. Cash value equal to any loan interest that is due and unpaid will also be transferred.

  Even though the loan may be repaid in whole or in part at any time while the Insured is living, policy loans will permanently affect the cash value of a Policy and may permanently affect the Life Insurance Proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Investment Subdivision(s) from which the cash value was transferred is less than or greater than the interest rate being credited to the cash value in the general account while the loan is outstanding. In comparison to a Policy under which no loan was made, Policy values will be lower where such interest rate credited was less than the performance of the Investment Subdivision(s), but will be greater where such interest rate was greater than the performance of the Investment Subdivision(s). In addition, Life Insurance Proceeds will be reduced by the amount of any outstanding Policy Debt.

  When a policy loan is made, a portion of the Policy's cash value sufficient to secure the loan will be transferred out of Separate Account II and into Life of Virginia's general account. Any loan interest that is due and unpaid will also be so transferred. The cash value will be transferred out of the Investment Subdivisions in accordance with the written instruction of the Policyowner. If no such written instruction is received with the loan request, the cash value transferred out will automatically be allocated among the Investment Subdivisions in the same proportion that the cash value in each Investment Subdivision bears to the total cash value in all Investment Subdivisions on the date the loan is made.

  A portion of policy loans taken or existing on or after the Preferred Loan Availability Date will be designated as Preferred Policy Debt. Preferred Policy Debt will be that portion of Policy Debt which equals the surrender value under the Policy less the sum of all premium payments made. Life of Virginia currently intends to credit interest at an annual rate of 6% to that portion of cash value transferred to the general account which is equal to Preferred Policy Debt. An annual rate of 4% is and will be credited to that portion of cash value transferred to the general account which exceeds Preferred Policy Debt. Life of Virginia reserves the right to decrease, at its discretion, the rate of interest credited to the amount of cash value transferred to the general account to an effective annual rate of not less than 4%.

  The Preferred Loan Availability Date is the later of:

  (a) the tenth policy anniversary; and

  (b) May 1, 2003

  Preferred Policy Debt is currently only available to policies issued on or after May 1, 1993, and may not be available in all states.

  Policy loans may have federal tax consequences. (SEE Federal Tax Matters.) In addition, a policy loan entails the risk that the Policy will lapse if interest credited to the Cash Value in the general account while the loan is outstanding plus earnings on Cash Value in the Investment Subdivisions is insufficient to prevent policy debt from exceeding Cash Value less applicable surrender charges. Adverse tax consequences may result from a lapse if policy debt is outstanding. The risk of lapse due to a policy loan is greater where interest charged on the loan is not paid when due.

  LOAN INTEREST. Life of Virginia will charge interest on any outstanding policy loan. The maximum interest rate on policy loans is 8% per year. Life of Virginia may, in its sole discretion, charge an interest rate lower than 8%. If the loan interest rate is less than 8%, Life of Virginia can increase the rate once each policy year but by not more than 1% per year. With respect to outstanding policy loans, Life of Virginia will send notice of any change to the policyowner and any assignee of record at the Company's home office at least 40 days before the increased rate is made effective for those existing loan amounts. Interest accrues daily and is due and payable at the end of each policy year. If interest is not paid when due, an amount equal to the amount owed will be transferred out of Separate Account II to become part of the policy loan and interest will be charged on that amount. Interest transferred out of Separate Account II will be transferred from each Investment Subdivision in the same proportion that the cash value in that Investment Subdivision bears to the total cash value in all Investment Subdivisions at the time of interest transfer.

  POLICY DEBT. Policy Debt equals the total of all outstanding policy loans and accrued interest on policy loans. If Policy Debt exceeds cash value less any applicable surrender charges, Life of Virginia will notify the Policyowner and any assignee of record. A payment at least equal to the excess Policy Debt must be made to Life of Virginia within 61 days from the date notice is sent, otherwise the Policy will lapse and terminate without value. (SEE Policy Lapse and Reinstatement.) The Policy may, however, later be reinstated.

  REPAYMENT OF POLICY DEBT. Policy Debt may be repaid in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in effect. Any payments made by a Policyowner other than planned periodic premiums will be treated first as the repayment of any outstanding Policy Debt. The portion of a payment in excess of any outstanding Policy Debt will be treated as an unscheduled premium payment. Upon the repayment, the cash value of a Commonwealth Three Policy in the general account securing the repaid portion of the Policy Debt will be transferred to Separate Account II and allocated among the Investment Subdivisions in accordance with the written instructions of the Policyowner. If no written instruction is received with the repayment, the allocation among the Investment Subdivisions will be the same as would be applied to net premiums received at that time.

  Outstanding Policy Debt is subtracted from life insurance proceeds payable at the Insured's death, from cash value upon complete surrender or from the maturity value.

LIFE INSURANCE PROCEEDS

  So long as a Policy remains in force, the Policy provides for the payment of Life Insurance Proceeds upon the death of the Insured. Proceeds will be paid to a named Beneficiary or contingent Beneficiary. One or more Beneficiaries or contingent Beneficiaries may be named. Life Insurance Proceeds may be paid in a lump sum or under an optional payment plan. (SEE Optional Payment Plans.) Any Life Insurance Proceeds that are paid in one lump sum will include interest from the date of death to the date of payment. Interest will be paid at a rate set by Life of Virginia, or by law if greater. The minimum interest rate which will be paid is 2.5%. Interest will not be paid beyond one year or any longer time set by law. Life insurance proceeds will be reduced by any outstanding Policy Debt and any due and unpaid charges and increased by any benefits added by rider. The proceeds will ordinarily be paid within seven days after Life of Virginia receives due proof of death. Payment may, however, be postponed under certain circumstances. (SEE Postponement of Payment.)

  BENEFIT OPTIONS. Policyowners designate in the initial application one of two benefit options offered under the Policy. The amount of Life Insurance Proceeds payable under a Policy will depend upon the option in effect at the time of the Insured's death. Under Option A, Life Insurance Proceeds will be based on the larger of the Specified Amount PLUS the cash value or the cash value multiplied by the corridor percentage. Accordingly, under Option A the Life Insurance Proceeds will always vary as the cash value varies. The cash value and Specified Amount will be determined at the end of the Valuation Period during which the Insured dies. Policyowners who seek to have the favorable investment performance reflected in increased insurance coverage should purchase Option A.

  Under Option B, Life Insurance Proceeds will be based on the larger of the current Specified Amount or the cash value multiplied by the corridor percentage. Accordingly, under Option B the Life Insurance Proceeds will remain level unless the cash value multiplied by the corridor percentage exceeds the current Specified Amount, in which case the amount of insurance proceeds will vary as the cash value varies. Thus, Policyowners who are not seeking to increase the amount of insurance coverage, but wish to have favorable investment performance reflected to the maximum extent in increasing cash values should select Option B.

  The corridor percentage depends upon the attained age of the Insured on the date of death. The corridor percentage for each age is set forth in the table below.


     ATTAINED           CORRIDOR            Attained           Corridor          Attained           Corridor
        AGE            PERCENTAGE              Age            Percentage             Age            Percentage

  40 or younger            250%                54                157%               68                117%
        4l                 243                 55                150                69                116
        42                 236                 56                146                70                115
        43                 229                 57                142                71                113
        44                 222                 58                138                72                111
        45                 215                 59                134                73                109
        46                 209                 60                130                74                107
        47                 203                 61                128                75
        48                 197                 62                126             through              105
        49                 191                 63                124                90
        50                 185                 64                122                91                104
        51                 178                 65                120                92                103
        52                 171                 66                119                93                102
        53                 164                 67                118                94                101

ILLUSTRATIONS. For both illustrations, assume that the Insured is under the age of 40 and that there is no outstanding policy debt.


  Under Option A, a Policy with a specified amount of $50,000 will generally pay Life Insurance Proceeds of $50,000 plus cash value. Thus, for example, a Policy with a specified amount of $50,000 and cash value of $10,000 will yield Life Insurance Proceeds equal to $60,000 ($50,000 + $10,000); cash value of $20,000 will yield Life Insurance Proceeds of $70,000 ($50,000 + $20,000). The Life Insurance Proceeds cannot, however, be less than 250% (the applicable corridor percentage) of cash value. As a result, if the cash value of the Policy exceeds $33,333, the Life Insurance Proceeds will be greater than the Specified Amount plus cash value. Each additional dollar added to cash value above $33,333 will increase the Life Insurance Proceeds by $2.50. A Policy with a cash value of $40,000 will, therefore, have Life Insurance Proceeds of $100,000 (250% x $40,000); cash value of $100,000 will yield Life Insurance Proceeds of $250,000 (250% x $100,000); and a cash value of $200,000 will yield Life Insurance Proceeds of $500,000 (250% x $200,000).

  Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the Life Insurance Proceeds by $2.50. If at any time, however, cash value multiplied by the corridor percentage is less than the Specified Amount plus cash value, then the Life Insurance Proceeds will be the Specified Amount plus cash value.

  Under Option B, a Policy with a Specified Amount of $50,000 will generally pay $50,000 in Life Insurance Proceeds. However, because Life Insurance Proceeds cannot be less than 250% (the applicable corridor percentage) of cash value, any time the cash value of this Policy exceeds $20,000, Life Insurance Proceeds will exceed the $50,000 specified amount. If the cash value equals or exceeds $20,000, each additional dollar added to the cash value will increase the Life Insurance Proceeds by $2.50. Thus, for a Policy with a Specified Amount of $50,000 and a cash value of $40,000, the beneficiary will be entitled to Life Insurance Proceeds of $100,000 (250% x $40,000); cash value of $60,000 will yield Life Insurance Proceeds of $150,000 (250% x $60,000), and a cash value of $100,000 will yield Life Insurance Proceeds of $250,000 (250% x $100,000). Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the Life Insurance Proceeds by $2.50. If at any time the cash value multiplied by the corridor percentage is less than the Specified Amount, the Life Insurance Proceeds will equal the Specified Amount of the Policy.

  The applicable corridor percentage becomes lower as the Insured's attained age increases. If the attained age of the Insured in the illustration were, for example, 50 (rather than 40), the applicable corridor percentage would be 185%. Under Option A, the Life Insurance Proceeds payable would be the sum of the cash value plus $50,000 unless the cash value exceeded $58,823 (rather than $33,333), and each $1 then added to or taken from the cash value would change the Life Insurance Proceeds by $1.85 (rather than $2.50). Under Option B, the Life Insurance Proceeds payable would not exceed the $50,000 Specified Amount unless the cash value exceeded approximately $27,027 (rather than $20,000), and each $1 then added to or taken from the cash value would change the Life Insurance Proceeds by $1.85 (rather than $2.50).

  CHANGE IN BENEFIT OPTION. The benefit option in effect may be changed by sending Life of Virginia a written request for change. The effective date of a change will be the monthly anniversary day following receipt of the request. If the benefit option is changed from Option A to Option B, the Specified Amount will be increased by the Policy's cash value on the effective date of the change. If the benefit option is changed from Option B to Option A, the Specified Amount will be decreased by an amount equal to the Policy's cash value on the effective date of the change. A change in the benefit option may not be made if it would result in a

Specified Amount which is less than the minimum Specified Amount for the Policy when issued. A change in benefit option will affect the cost of insurance charges. (SEE Charges and Deductions.)

  CHANGE IN EXISTING COVERAGE. After a Policy has been in effect for one year, a Policyowner may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, the Policyowner must send a written request and the Policy to Life of Virginia at its home office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect a Policyowner's cost of insurance charge. (SEE Charges and Deductions.) In addition, any change in the Specified Amount would affect the maximum premium limitation. (SEE Maximum Premium Limitations.) If decreases in the Specified Amount cause the premiums paid to exceed the new lower limitations required by federal tax law, the excess will be withdrawn from cash value and refunded so that the Policy will continue to meet these requirements. The cash value so withdrawn and refunded will be withdrawn from each Investment Subdivision in the same proportion that the cash value in that Investment Subdivision bears to the total cash value in all Investment Subdivisions at the time of the withdrawal.

  Any decrease in the Specified Amount will become effective on the monthly anniversary day after the date the request is received. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the first five policy years, Life of Virginia can limit the amount of any decrease. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when it was issued.

  To apply for an increase, a supplemental application must be completed and evidence of insurability satisfactory to Life of Virginia must be submitted. Any approved increase will become effective on the date shown in the supplemental policy data page. An increase will not become effective, however, if the Policy's surrender value is insufficient to cover the deduction for the cost of the increased insurance for the policy month following the increase.

  If there is an increase in Specified Amount, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase to cover underwriting and administrative costs associated with the increase. This charge will be included in the monthly deduction for the month the increase becomes effective. This charge will never exceed $300 per increase.

  A change in the existing insurance coverage may have federal tax consequences. (SEE Federal Tax Matters.)

  HOW LIFE INSURANCE PROCEEDS MAY VARY IN AMOUNT. As long as the Policy remains in force, Life of Virginia guarantees that the Life Insurance Proceeds will never be less than the current Specified Amount of the Policy. Proceeds will be reduced by any outstanding policy debt and any due and unpaid charges. Life Insurance Proceeds may, however, vary with the Policy's cash value. Life Insurance Proceeds under Option A will always vary with the cash value since life insurance proceeds equal the Specified Amount plus the cash value. Under Option B, Life Insurance Proceeds will only vary whenever the cash value multiplied by the corridor percentage exceeds the Specified Amount of the Policy.


  INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy -- the difference between the Life Insurance Proceeds and the cash value -- in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, partially surrendering the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Specified Amount will, subject to the applicable corridor percentage (SEE Benefit Options.), decrease the life insurance protection and the charges under the Policy without reducing the cash value.

  (b) If Option B is elected, an increased level of premium payments also will reduce the pure insurance protection, until the applicable percentage of cash value exceeds the Specified Amount. However, increased premiums should increase the amount of funds available to keep the Policy in force.

  (c) A partial surrender will reduce the Life Insurance Proceeds payable. (SEE Surrender Privileges.) However, a partial surrender has no effect on the amount of pure insurance protection and charges under the Policy unless the Life Insurance Proceeds payable are subject to the corridor percentages.

  (d) An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of cash value and the resultant applicable corridor percentage. If the pure insurance protection is increased, the charges for cost of insurance will increase as well.

  (e) A reduced level of premium payments also generally increases the amount of pure insurance protection, again depending on the applicable corridor percentage. Furthermore, it results in a reduced amount of cash value and increases the possibility that the Policy will lapse.

  In comparison, an increase in the Life Insurance Proceeds payable due to the operation of the corridor percentage occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of Life Insurance Proceeds based upon the corridor percentage occurs only when the cash value of a Policy reaches a certain proportion of the Specified Amount, which is not guaranteed to occur. Additional premium payments, favorable investment performance of Separate Account II and large initial premiums tend to increase the likelihood of the corridor percentages becoming operational after the first few policy years. Such increases will be temporary, however, if the investment performance of Separate Account II becomes unfavorable and/or premium payments are stopped or decreased.

BENEFITS AT MATURITY

  If the Policy is in effect on the Maturity Date, Life of Virginia will pay to the Policyowner the Policy's cash value less outstanding Policy Debt. (See Policy Debt.) This is the Policy's maturity value. Benefits at maturity may be paid in a lump sum or under an optional payment plan. The Maturity Date is the date shown in the Policy. To change the Maturity Date, a written request and the Policy must be sent to Life of Virginia at its Home Office. Any request must be received by Life of Virginia before the Maturity Date then in effect. The requested Maturity Date must be: (1) on a Policy anniversary; (2) at least one year from the date the request is received; (3) after the 10th policy year; and
(4) not after the Policy anniversary nearest to the Insured's 95th birthday.

OPTIONAL PAYMENT PLANS

  Life insurance proceeds and surrender value paid upon complete surrender of a Policy or at maturity may be paid in whole or in part under an optional payment plan. There are currently six optional payment plans available. A plan may be designated in the application or by notifying Life of Virginia in writing at its Home Office. Any amount left with Life of Virginia for payment under an optional payment plan will be transferred to its general account. During the life of the Insured, the Policyowner can select a plan. If a plan has not been chosen at the Insured's death, a Beneficiary can choose a plan. If a Beneficiary is changed, the plan selection will no longer be in effect unless the Policyowner requests that it continue.

  In selecting an optional payment plan: (1) the payee under a plan cannot be a corporation, association or fiduciary, (2) the proceeds applied under a plan must be at least $10,000, and (3) the amount of each payment under a plan must be at least $50. Certain plans may be unavailable for Policies issued in connection with qualified retirement plans. Payments under Plans 1, 2, 3 or 5 will begin on the date of the Insured's death, on surrender, or on the Policy's maturity date. Payments under Plan 4 will begin at the end of the first interest period after the date proceeds are otherwise payable.

  PLAN 1 - INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a minimum rate of 3% compounded yearly. If the payee dies, the amount of the remaining guaranteed payments will be discounted to the date of the payee's death at a yearly rate of 3%. The discounted amount will be paid in one sum to the payee's estate unless otherwise provided.

  PLAN 2 - LIFE INCOME. Equal monthly payments will be made for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a minimum rate of 3% compounded yearly. If the payee dies before the end of the guaranteed period, the amount of remaining payments for the minimum period will be discounted at a yearly rate of 3%. The discounted amount will be paid in one sum to the payee's estate unless otherwise provided.

  PLAN 3 - INCOME OF A DEFINITE AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a minimum rate of 3% compounded yearly. If the payee dies, the amount of the remaining proceeds with earned interest will be paid in one sum to his or her estate unless otherwise provided. If the payee is age 80 or older, payments under Plan 3 may not qualify for favorable tax treatment if the expected payment period exceeds the life expectancy of the payee.

  PLAN 4 - INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a minimum rate of 3% compounded yearly. If the payee dies, the amount of remaining proceeds and any earned but unpaid interest will be paid in one sum to his or her estate unless otherwise provided.

  PLAN 5 - JOINT LIFE AND SURVIVOR INCOME. Equal monthly payments will be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the amount of the remaining payments for the 10-year period will be discounted at a yearly rate of 3%. The discounted amount will be paid in one sum to the last surviving payee's estate unless otherwise provided.

  PLAN 6 - SINGLE PREMIUM ENDOWMENT AT AGE 95. This option may be elected only while this policy is in force and during the lifetime of the Insured. Upon request in writing, all or part of the Policy's surrender value will be applied as the premium in an exchange towards the purchase of a Single Premium Endowment at Age 95 policy on the life of the Insured. The endowment policy will provide level death benefit protection until the policy anniversary nearest the Insured's 95th birthday. On that policy anniversary, if the Insured is living, the endowment policy will mature, the cash value (which is equal to the amount of death benefit protection) will be paid to the policyowner, and the policy will provide no further benefits. The maximum policy amount that can be purchased without evidence of insurability is the life insurance proceeds that would be payable upon the death of the Insured under the Policy on the date of the exchange, less the cash value on the date of the exchange, plus the amount applied as the premium for the new policy. An additional amount can be purchased upon submission of evidence satisfactory to Life of Virginia that the Insured is insurable. In all events, the most that can be applied as the premium for the new policy is the Policy's surrender value. Depending upon individual circumstances, this transaction may qualify for favorable tax treatment under section 1035 of the Internal Revenue Code. Amounts distributed to the policyowner incident to the election of this option generally will give rise to taxable income. (SEE Federal Tax Matters.)

SPECIALIZED USES OF THE POLICY

  The Policy should be purchased as a long-term investment designed to provide a death benefit. The Policy's Surrender Value, as well as its death benefit, may be used to provide proceeds for various individual and business financial planning purposes. However, loans and partial withdrawals will affect the Surrender Value and death benefit proceeds, and may cause the Policy to lapse. If the investment performance of Investment Subdivisions to which cash value is allocated is not sufficient to provide funds for the specific planning purpose contemplated, or if insufficient payments are made or cash value maintained, then the Owner may not be able to utilize the Policy to achieve the purposes for which it was purchased. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy, and the potential impact of any contemplated loans and partial withdrawals, are consistent with the purpose for which the Policy is being considered.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

  The net premium equals the premium paid multiplied by the Net Premium Factor of 92.5%. The net premium is that portion of each premium paid that is allocated to Separate Account II. The 7.5% charge deducted from each premium will be used to compensate Life of Virginia for (i) sales and distribution expenses incurred in connection with the Policies and for (ii) premium taxes imposed by various states and subdivisions, both as described below. The charge is guaranteed not to increase over the life of a Policy.

  SALES CHARGE. A charge is made to the Policy to pay certain sales and distribution expenses. Sales and distribution expenses include agent sales commissions, the cost of printing prospectuses and sales literature and any advertising costs. Part of the sales charge will be deducted from each premium received in an amount equal to 5% of the premium. In addition, there is a deferred sales charge of up to 45% of the first year's premiums. This charge will be deducted from the Policy's cash value in equal installments (1/9 of the total deferred sales charge) at the beginning of each of the policy years two through ten. This charge is subject to a maximum of 45% of the designated premium for the Insured's age, sex, rate class, and Specified Amount at issue. This maximum is stated in the data pages of the policy. The designated premium for a particular age, sex, rate class and Specified Amount is always less than the corresponding guideline annual premium. The timing of premium payments may affect the amount of the deferred sales charge under a Policy as the charge is based only on premiums actually paid during the first policy year. The Policyowner may wish to reduce the deferred sales charge that the Policy is subject to by reducing the premiums paid in the first Policy year. However, by reducing the premiums paid in the first year, values under the Policy may decrease, cost of insurance charges may increase and the risk of the Policy lapsing prematurely may increase. Any uncollected deferred sales charge will be deducted from the cash value if the Policy is surrendered during Policy years 1 through 9. If the initial specified amount of the Policy is at least $250,000, the deferred sales charge percentages in this paragraph will be 40% rather than 45%. When Policies are issued to Insureds with higher mortality risks or to Insureds who have selected optional insurance benefits, a portion of the total amount deducted is used to pay sales and distribution expenses associated with these additional coverages.

  The sales charge in any Policy year is not necessarily related to actual distribution expenses incurred in that year. Instead, Life of Virginia expects to incur the majority of distribution expenses in the first Policy year and to recover any deficiency over the life of the Policy and from Life of Virginia's general assets, including amounts derived from the mortality and expense risk charges and from mortality gains. Life of Virginia has reviewed this arrangement and concluded that the distribution financing arrangement will benefit Separate Account II and the Policyowners.

  PREMIUM TAX CHARGE. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A charge of 2.5% of each premium will be deducted from each premium payment. The charge represents an amount Life of Virginia considers necessary to pay all typical premium taxes imposed by the states and any subdivision thereof.

  MONTHLY DEDUCTION. A deduction is made from cash value in Separate Account II on each monthly anniversary day for the Monthly Administrative Charge and for the cost of insurance and any optional benefits added by rider. Because these costs can vary from month to month, the amount of each monthly deduction may also vary.


  MONTHLY ADMINISTRATIVE CHARGE. The Monthly Administrative Charge is deducted from the cash value on each Monthly Anniversary Day. This charge is to pay certain administrative expenses including processing premiums and claims, keeping records and communicating with the policyowners. The current Monthly Administrative Charge for newly issued policies is $6. This charge may be increased but is guaranteed in the Policy not to exceed two times the initial administrative charge shown in the Policy.


  Life of Virginia may administer the Policy itself, or Life of Virginia may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in Life of Virginia's sole discretion, affords the best services at the lowest cost. Life of Virginia reserves the right to select a company to provide services which Life of Virginia deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

  COST OF INSURANCE CHARGE. The cost of insurance charge is calculated on each Monthly Anniversary Day. If the monthly anniversary falls on a day other than a Business Day, the charge will be determined on the next Business Day. To determine the cost of insurance charge, Life Insurance Proceeds are divided by
1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%) and then reduced by the cash value. The result, the net amount at risk, is then divided by 1000 and multiplied by the cost of insurance rate or rates.

  The net amount at risk will be affected by changes in the Policy's cash value and Specified Amount. In addition, the net amount at risk will be calculated separately for each risk class. Under Option B, if the initial Specified Amount is increased and the risk class applicable to the increase is different from the risk class applicable to the initial Specified Amount, the cash value is first considered part of the initial Specified Amount. If the cash value is more than the initial Specified Amount, it will be considered part of any increase in the order the increases became effective.

  Changes in the benefit option may affect the total cost of insurance charge. Because the cost of insurance charge varies with the specified amount, any increase or decrease in specified amount, including those resulting from a change in the benefit option and those resulting from partial surrenders, will affect the monthly cost of insurance charge.


  COST OF INSURANCE RATE. The monthly cost of insurance rate is based on the Insured's sex (where appropriate), attained age, policy duration and risk class. The risk class (and, therefore, the insurance rates) will be determined separately for the initial Specified Amount and for any increase in the Specified Amount requiring evidence of insurability. The maximum cost of insurance rates allowable under the Policies are based on the Commissioners' 1980 Standard Ordinary Mortality Table. The rates currently charged by Life of Virginia are, at most ages, lower than the maximum permitted under the Policies and are determined by Life of Virginia according to expectations of future experience. The rates may be changed from time to time at the discretion of Life of Virginia, but will never be more than the maximum rates shown in the Table of Guaranteed Maximum Insurance Rates contained in the Policies. A change in rates will apply to all persons of the same age, sex (where appropriate), and risk class and whose Policies have been in effect for the same length of time.


  The cost of insurance rate generally increases as the Insured's attained age increases. Therefore, the older the Insured, the higher the investment experience necessary to achieve the same impact on death benefits and cash values.

  RISK CLASS. The risk class of an Insured will affect the cost of insurance rate. Life of Virginia currently places Insureds into standard risk classes or risk classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in standard risk classes will have lower costs of insurance than those in the risk classes with higher mortality risks. The standard risk classes consist of four categories: non-smokers, smokers, preferred non-smokers and preferred smokers. The risk classes involving higher mortality risks are also divided into two categories: smokers and non-smokers. Non-smoking Insureds will generally incur a lower cost of insurance than similar Insureds who smoke.

  OPTIONAL INSURANCE BENEFITS. At issue, certain optional additional benefits may be obtained by rider. The monthly deduction will be increased to include the cost of any optional insurance benefits which are added to the Policy by rider. Examples of such optional benefits include term insurance on spouse or children, additional death benefits if the Insured dies in an accident, or waiver of monthly deductions if the Insured becomes disabled as defined in the rider. Detailed information concerning available riders may be obtained from the agent selling the Policy.

CHARGES AGAINST SEPARATE ACCOUNT II


  MORTALITY AND EXPENSE RISK CHARGE. A mortality and expense risk charge is deducted from each Investment Subdivision of Separate Account II to compensate Life of Virginia for certain risks assumed in connection with the Policies. The charge is deducted daily and equals .0019246% for each day in the Valuation Period. This corresponds to an annual rate of .70% of the net assets of the Investment Subdivision. This rate is guaranteed not to increase for the duration of a Policy. The mortality risk assumed is that Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Life Insurance Proceeds than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.


  TAXES. Currently no charge is made to Separate Account II for Federal income taxes that may be attributable to the Account. Life of Virginia may, however, make such a charge in the future. Charges for other taxes, if any, attributable to Separate Account II may also be made. At present, state and local taxes, other than premium taxes, are not significant and, therefore, Life of Virginia is not currently making a charge against Separate Account II for such amounts. (SEE Federal Tax Matters.).

SURRENDER CHARGE


  If the Policy is surrendered or lapses during the first 9 policy years, a charge is made to cover the expenses of issuing the Policy. This includes the costs of processing applications, underwriting the policy, and establishing records relating to the Policy. This charge is an amount per $1,000 of initial Specified Amount. It varies by age, ranging from $2.50 from issue ages 0 through 30 to $7.50 at issue ages above 60, subject to a maximum charge of $500. This charge will be reduced for Policies which are surrendered or lapsed after the fifth Policy year. At the beginning of each of Policy years six through ten, the charge decreases by 20% of the initial amount and will disappear entirely after the beginning of the tenth Policy year.


  There is an additional surrender charge in Policy years 1 through 9 equal to the uncollected deferred sales charge. (SEE Charges and Deductions - Sales Charge.) However, if the policy is surrendered during the first two Policy years, the total sales charge assessed as a surrender charge will never exceed
(a) minus (b) where:

  (a) is the lesser of 25% of the guideline annual premium (as defined below) and 25% of the actual premium payments made up to the amount of a guideline annual premium; and

  (b) is the total deferred sales charges previously deducted from cash values.

  The guideline annual premium is used to provide an assumption for purposes of calculating permissible sales loading and is defined as the level amount that would have to be paid each policy year, through age 95, to provide the future benefits under the policy, on the assumption that the cost of insurance is based on the 1980 Commissioners' Standard Ordinary Mortality Table, net investment earnings are at 5%, and sales loading, administration and cost of insurance charges are deducted at rates specified in the policy.

OTHER CHARGES

  A charge equal to the lesser of $25 or 2% of the amount requested will be deducted from amounts paid upon a partial surrender of the Policy. The charge will compensate Life of Virginia for costs incurred in accomplishing the partial surrender. During a calendar month, a $10 fee will be charged for the second and subsequent transfers of assets among the Investment Subdivisions.

  If a Policyowner requests a projection of illustrative future life insurance and cash value proceeds from Life of Virginia, a service fee of $25 must be paid. The fee will compensate Life of Virginia for the cost of preparing the projection.

  Because Separate Account II purchases shares of the Funds, the net assets of each Investment Subdivision in the Account will reflect the investment advisory fee and other expenses incurred by the portfolio of the Fund in which the Investment Subdivision invests (SEE "The Funds" on page 13 for a discussion of these charges). For more information concerning these charges, read the individual Fund prospectus.

  If there is an increase in Specified Amount, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase to cover underwriting and administrative costs associated with the increase. This charge will be included in the monthly deduction for the month the increase becomes effective. This charge will never exceed $300 per increase.

REDUCTION OF CHARGES FOR GROUP SALES

  The sales charge or other charges or deductions may be reduced for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. The entitlement to such a reduction in sales charges or other charges or deductions will be determined by Life of Virginia based on the following factors:

  (1) The size of the group. Generally, the sales expenses for each individual policyowner for a larger group are less than for a smaller group because more policies can be implemented with fewer sales contacts and less administrative cost.

  (2) The total amount of purchase payments to be received from a group. Per policy sales and other expenses are generally proportionately less on larger purchase payments than on smaller ones.

  (3) The purpose for which the policies are purchased. Certain types of plans are more likely to be stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer policy terminations. As a result, sales and other expenses can be reduced.

  (4) The nature of the group for which the policies are being purchased. Certain types of employee and professional groups are more likely to continue policy participation for longer periods than are other groups with more mobile membership. If fewer policies are terminated in a given group, Life of Virginia's sales and other expenses are reduced.

  (5) There may be other circumstances of which Life of Virginia is not presently aware, which could result in reduced sales expenses.

  If, after consideration of the foregoing factors, Life of Virginia determines that a group purchase would result in reduced sales expenses, such a group may be entitled to a reduction in sales charges. Reductions in these charges will not be unfairly discriminatory against any person including the affected owners and all other owners of Policies funded by Separate Account II.


                               GENERAL PROVISIONS

POSTPONEMENT OF PAYMENT

  GENERAL. Payment of any amount upon complete or partial surrender, payment of any policy loan and the payment of Life Insurance Proceeds or benefits at maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or
(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of Separate Account II.

  PAYMENT BY CHECK. Payments under a Policy which are derived from any amount paid to Life of Virginia by check or draft may be postponed until such time as Life of Virginia is satisfied that the check or draft has cleared the bank upon which it is drawn.

LIMITS ON CONTESTING THE POLICIES

  Life of Virginia relies on statements in the Policy application. In the absence of fraud, the statements are considered representations, not warranties. Life of Virginia can contest a Policy or an increase in the specified amount if any material misrepresentation of fact was made in the application or in a supplemental application, and a copy of that application was attached to the Policy when issued or was made a part of the Policy when a change in coverage went into effect.

  With respect to the original Specified Amount, a Policy will not be contested after it has been in effect during the Insured's life for two years from the Policy Date. With respect to increases in the Specified Amount, an increase in the Specified Amount will not be contested after that increase has been in effect for two years from the effective date of the increase. This provision does not apply to riders that provide disability benefits.

THE CONTRACT

  "Policy" means the flexible premium variable life policy (Commonwealth Three) described in this prospectus, the Policy application, any supplemental application and any endorsements. A Policy is a legal contract and constitutes the entire contract between the Policyowner and Life of Virginia. An agent cannot change this contract. Any change to a Policy must be in writing and approved by the President or a Vice-President of Life of Virginia.

MISSTATEMENT OF AGE OR SEX


  If the Insured's age or sex (where appropriate) was misstated in an application, Life Insurance Proceeds and benefits will be adjusted. The adjusted Life Insurance Proceeds will be (a) the cash value plus (b) the Life Insurance Proceeds reduced by the cash value and multiplied by the ratio of (1) the monthly cost of insurance actually applied, to (2) the monthly cost of insurance that should have been applied at the true age or sex (where appropriate). All amounts are those in effect, with respect to the Insured, in the Policy Month of the Insured's death.


SUICIDE

  If the Insured commits suicide while sane or insane, within two years of the Policy Date, Life Insurance Proceeds payable under a Policy will be limited to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

  If the Insured commits suicide while sane or insane, within two years after the effective date of an increase in the Specified Amount, the proceeds payable with respect to the increase will be limited to the total cost of insurance applied to the increase.

ANNUAL STATEMENT

  Within 30 days after each Policy anniversary, an annual statement will be sent to each Policyowner. The statement will show the amount of Life Insurance Proceeds payable under the Policy, the cash value for each Investment Subdivision, the Surrender Value, and Policy Debt. The statement will also show premiums paid and charges made during the policy year.

NONPARTICIPATING

  The Policies do not participate in the divisible surplus of Life of Virginia. No dividends are payable.

WRITTEN NOTICE

  Any written notice should be sent to Life of Virginia at its Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The notice should include the Policy number and the Insured's full name. Any notice sent by Life of Virginia to a Policyowner will be sent to the address shown in the application unless an appropriate address change form has been filed with the Company.

THE OWNER

  The Policyowner is the person so designated in the application or as subsequently changed. The Policyowner has rights in a Policy during the Insured's lifetime. If the Policyowner dies before the Insured and there is no contingent Owner, ownership passes to the Policyowner's estate. Unless an optional payment plan is chosen, the proceeds payable on the Maturity Date or on complete surrender of the Policy will be paid to the Policyowner in a lump sum.

THE BENEFICIARY

  The original Beneficiaries and Contingent Beneficiaries are designated by the Policyowner in the application. If changed, the Primary Beneficiary or Contingent Beneficiary is as shown in the latest change filed with Life of Virginia. One or more Primary or Contingent Beneficiaries may be named in the application. In such a case, the proceeds will be paid in equal shares to the survivors in the appropriate Beneficiary class, unless requested otherwise by the Policyowner.

  Unless an optional payment plan is chosen, the proceeds payable at the Insured's death will be paid in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, the proceeds will be paid to the Contingent Beneficiary. If no Beneficiary survives the Insured, the proceeds will be paid to the Policyowner or the Policyowner's estate.

CHANGING THE OWNER OR BENEFICIARY

  During the Insured's life, the Policyowner may be changed. If the right is reserved, the Beneficiary may also be changed during the Insured's life. To make a change, written request must be sent to Life of Virginia at its Home Office. The request and the change must be in a form satisfactory to Life of Virginia and must actually be received by Life of Virginia. The change will take effect as of the date the request is signed by the Policyowner. The change will be subject to any payment made before the change is recorded by Life of Virginia.

USING THE POLICIES AS COLLATERAL

  These Policies can be assigned as collateral security. Life of Virginia must be notified in writing if a Policy is assigned. Any payment made before the assignment is recorded at Life of Virginia's Home Office will not be affected. Life of Virginia is not responsible for the validity of an assignment. A Policyowner's rights and the rights of a Beneficiary may be affected by an assignment.

OPTIONAL INSURANCE BENEFITS

  Optional additional benefits may be obtained by rider. Examples of these benefits include term insurance on spouse or children, additional death benefits if the Insured dies in an accident, and waiver of either monthly deductions or a stipulated amount if the Insured becomes disabled as defined in the rider. Detailed information concerning available riders may be obtained from the agent selling the Policy.

REINSURANCE

  Life of Virginia intends to reinsure a portion of the risks assumed under the Policies.


                          DISTRIBUTION OF THE POLICIES

  The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for Life of Virginia, are also registered representatives of Forth Financial Securities Corporation, the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. Forth Financial Securities Corporation, a Virginia Corporation, located at 6610 W. Broad Street, Richmond, VA 23230, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Forth Financial Securities Corporation also serves as principal underwriter for other variable life insurance and variable annuity policies issued by Life of Virginia. However, no amounts have been retained by Forth Financial Securities Corporation for acting as principal underwriter of the Life of Virginia policies.

  Writing agents of Life of Virginia will receive commissions based on a commission schedule and rules. First-year commissions depend on the Insured's age, rating class, and the size of the policy. In the first Policy year, the agent will receive a commission of up to 40% of the designated premium plus up to 2.5% of premiums paid in excess of the designated premium. In renewal years, the agent receives up to 2.5% of the premiums paid. The commission paid on an increase in Specified Amount is an amount of up to 40% of the increase in the cost of insurance in the year following the increase in Specified Amount.

  Agents may also be eligible to receive certain bonuses and allowances, as well as retirement plan credits, based on commissions earned. Field management of Life of Virginia receives compensation which may be in part based on the level of agent commissions in their management units. Broker-dealers and their registered agents will receive first-year and renewal commissions equivalent to the total commissions and benefits received by the field management and writing agents of Life of Virginia.


                              FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

TAX STATUS OF THE POLICY

  The Internal Revenue Code of 1986, as amended, (the "Code"), in Section 7702, establishes a statutory definition of life insurance for tax purposes. Life of Virginia believes that the Policy meets the statutory definition of life insurance, which places limitations on the amount of premiums that may be paid. If the Specified Amount of a Policy is increased or decreased, the applicable premium limitation may change. In the case of a decrease in the Specified Amount, a partial surrender, a change from Option A to Option B, or any other such change that reduces benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with section 7702 definitional limitations on premiums and cash values, certain amounts prescribed in section 7702 which are so distributed will be includable in the Policyowner's ordinary income (to the extent of any gain in the Policy). Such income inclusion will also occur, in certain circumstances, with respect to cash distributions made in anticipation of reductions in benefits under the Policy.

  The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") places limits on certain of the policy charges used in determining the maximum amount of premiums that may be paid under section 7702 for Policies entered into on or after October 21,

1988. There is some uncertainty as to the interpretation of these limits. Nonetheless, Life of Virginia believes that the maximum amount of premiums it has determined for the Policies will comply with the requirements of section 7702 as amended by TAMRA. If it is determined that only a lower amount of premiums may be paid for a Policy under the TAMRA limits, Life of Virginia will refund any premiums paid which exceed that lower amount within 60 days after each anniversary of the Policy, and will reflect interest or earnings (which will be includable in income subject to tax) as required by law on the amount refunded.


  The Code (section 817(h)) and regulations promulgated thereunder by the Secretary of the Treasury (the "Treasury") prescribe diversification standards for the investments of Separate Account II which must be met in order for the Policy to be treated as a life insurance contract for federal tax purposes. Separate Account II, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury. Although Life of Virginia does not control the Funds (other than GE Investments Funds) it has entered into agreements regarding participation in the Funds, which require the Funds to be operated in compliance with the requirements prescribed by the Treasury. Thus, Life of Virginia believes that Separate Account II will be treated as adequately diversified for federal tax purposes.


  In certain circumstances, variable contract owners may be considered the owners, for federal tax purposes, of the assets of the separate account used to support such contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owners' gross income annually as earned. The Internal Revenue Service (the "Service") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has announced, in connection with the issuance of temporary regulations concerning diversification requirements, that those temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated account may cause the investor, rather than the insurance company, to be treated as the owner of the assets of the account." This announcement also stated that guidance would be issued by the way of regulation or published rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets."


  The ownership rights under the Policy are similar to, but different in certain respects from, those present in situations addressed by the Service in rulings in which it was determined that contract owners were NOT owners of separate account assets. For example, the Owner of this Policy has the choice of more funds to which to allocate premiums and cash values and may be able to reallocate more frequently than in such rulings. These differences could result in a Policyowner being considered, under the standard of those rulings, the owner of the assets of Separate Account II. To ascertain the tax treatment of its Policyowners, Life of Virginia has requested, with regard to a policy similar to this Policy, a ruling from the Service that it, and not its policyowners, is the owner of the assets of the separate account there involved for federal income tax purposes. The Service informed Life of Virginia that it will not rule on the request until issuance of the promised guidance referred to in the preceding paragraph. Because Life of Virginia does not know what standards will be set forth in the regulations or revenue rulings which the Treasury has stated it expects to be issued, Life of Virginia has reserved the right to modify its practices to attempt to prevent the Policyowner from being considered the owner of the assets of Separate Account II.


  Frequently, if the Service or the Treasury sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the Service or the Treasury Department were to issue regulations or a ruling which treated a Policyowner as the owner of the assets of Separate Account II, that treatment might only apply on a prospective basis. However, if the ruling or regulations were not considered to set forth a new position, a Policyowner might be retroactively determined to be the owner of the assets of Separate Account II.

  The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

TAX TREATMENT OF POLICY PROCEEDS

  The Policies should receive the same Federal income tax treatment as fixed benefit life insurance. As a result, the Life Insurance Proceeds payable under either benefit option are excludable from the gross income of the Beneficiary under section 101 of the Code, and the Policyowner is not deemed to be in constructive receipt of the cash values under a Policy until actual surrender. If proceeds payable upon death of the Insured are paid under optional payment plan 4 (interest income), the interest payments will be includable in the Beneficiary's income. If proceeds payable on death are applied under optional payment plan 3 and the Beneficiary is at an advanced age at such time, such as age 80 or older, it is possible that payments would be treated in a manner similar to that under Plan 4. If the proceeds payable upon death of the Insured are paid under one of the other optional payment plans, the payments will be prorated between amounts attributable to the death benefit which will be excludable from the Beneficiary's income and amounts attributable to interest which will be includable in the Beneficiary's income. In the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion above, "Tax Status of the Policy."

  Except as noted below, a loan received under a Policy will be treated as indebtedness of the Policyowner, so that no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force, and a partial surrender under a Policy will not constitute income except to the extent it exceeds the total premiums paid for the Policy (reduced by any amounts previously withdrawn which were not treated as income). However, with respect to the portion of any loan that is attributable to cash value in excess of the total premium payments under the Policy, it is possible that the Service could treat the Policyowner as being in receipt of certain amounts of income.

  Generally, interest paid on any loans under a Policy owned by any individual will not be tax deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or an employee or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent that the aggregate amount of such loans with respect to Policies covering such individuals exceeds $50,000. Further, even as to interest on loans up to $50,000 per such individual, such interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy. Policyowners should consult a tax advisor as to whether the Policy would be so deemed.

  The right to exchange the Policy for a permanent fixed benefit policy (SEE Exchange Privileges), the right to change Owners (SEE Changing the Owner or Beneficiary), as well as provision for surrenders, the right to change from one death benefit option to another, and other changes reducing future death benefits may have tax consequences depending on the circumstances of such exchange, change or surrender. Upon complete surrender or when maturity benefits are paid, if the amount received plus the Policy Debt exceeds the total premiums paid that are not treated as previously withdrawn by the Policyowner, the excess generally will be treated as ordinary income. If a distribution is made from the Policy at the time amounts are applied under Plan 6, the amounts distributed will be includable in income to the extent the surrender value of the policy, before reduction by any loan, exceeds the total premiums paid less any previous untaxed withdrawals.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

TAX TREATMENT OF POLICY LOANS AND OTHER DISTRIBUTIONS UNDER CERTAIN POLICIES

  TAMRA includes the following provisions, which affect the taxation of distributions (other than proceeds paid at the death of the insured) from life insurance contracts:

  1. If premiums are paid more rapidly than the rate defined by a "7-Pay Test," the contract will be classified as a "modified endowment contract." This test applies a cumulative limit on the amount of payments that can be made into a policy in order to avoid Modified Endowment Contract treatment.

  2. Any contract received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether it meets the 7-Pay Test.


  3. Loans (including upaid interest thereon) from a modified endowment contract will be considered distributions.

  4. Distributions (including partial surrenders, loans and loan interest, assignments and pledges) from a modified endowment contract will be taxed first as distributions of income from the contract (to the extent that the cash value of the contract, before reduction by any surrender charge or loan, exceeds the total premiums paid less any previous untaxed withdrawals), and then as non-taxable recovery of premium.

  5. A penalty tax of 10% will be imposed on distributions (including complete and partial surrenders, loans and loan interest, assignments and pledges) from a modified endowment contract includable in income, unless such distributions are made (1) after the Policyowner attains age 59 1/2, (2) because the Policyowner has become disabled, or (3) as substantially equal annuity payments over the life or life expectancy of the Policyowner (or over the joint lives or life expectancies of the Policyowner and his or her Beneficiary).


  POLICIES ENTERED INTO PRIOR TO JUNE 21, 1988, will not be classified as modified endowment contracts unless the Policyowner increases benefits or adds additional benefits after June 20, 1988. If a Policy is not classified as a modified endowment contract, loans and other distributions will be treated as described under "Tax Status of the Policy" and "Tax Treatment of Policy Proceeds." However, with respect to the portion of any loan that is attributable to cash value in excess of the total premium payments under the Policy, it is possible that the Service could treat the Owner as being in receipt of certain amounts of income. In the event that benefits are increased or added, if subsequent premium payments are made more rapidly than the 7-Pay Test allows, the Policy will be classified as a modified endowment contract and loans and other distributions will be treated as described immediately above.

  POLICIES ENTERED INTO ON OR AFTER JUNE 21, 1988, in order to avoid classification as modified endowment contracts, must not have been issued in exchange for a modified endowment contract, and premiums paid under the Policies must not be paid more rapidly than the 7-Pay Test allows. Life of Virginia will provide Policyowners guidance as to the amount of premium payments that may be paid if the Policyowner wishes to avoid treatment of the Policies as modified endowment contracts.

  Additionally, all life insurance contracts which are treated as modified endowment contracts and which are issued by Life of Virginia or any of its affiliates with the same person designated as the Policyowner within the same calendar year will be aggregated and treated as one contract for purposes of determining any tax on distributions.

  The provisions of TAMRA are complex and are open to considerable variation in interpretation. Policyowners should consult their tax advisors before making any decisions regarding increases or decreases in or additions to coverage or distributions from their Policies.

TAXATION OF THE COMPANY

  Because of its current status under the Code, Life of Virginia does not expect to incur any Federal income tax liability that would be chargeable to Separate Account II. Based upon this expectation, no charge is being made currently to Separate Account II for Federal income taxes. If, however, Life of Virginia determines that such taxes may be incurred, it may assess a charge for those taxes from Separate Account II.

  Life of Virginia may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made) in several states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes attributable to Separate Account II may be made.

INCOME TAX WITHHOLDING

  Generally, unless the Policyowner provides Life of Virginia a written election to the contrary before a distribution is made, Life of Virginia is required to withhold income taxes from any portion of the money received by the Policyowner upon surrender of the Policy or if the Policy matures (and if the Policy is a modified endowment contract, upon a partial surrender or a Policy loan). If the Policyowner requests that no taxes be withheld, or if Life of Virginia does not withhold a sufficient amount of taxes, the Policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The Policyowner may also be required to pay penalties under the estimated tax rules, if the Policyowner's withholding and estimated tax payments are insufficient to satisfy the Policyowner's total tax liability. The Policyowner may, therefore, want to consult a tax advisor.

OTHER CONSIDERATIONS

  THE FOREGOING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based on Life of Virginia's understanding of the present federal income tax laws as they are currently interpreted by the Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the foregoing discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

         LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

  In 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS, that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy described in this prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain settlement options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.




                                 VOTING RIGHTS

  To the extent required by law, Life of Virginia will vote the Funds' shares held in Separate Account II at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in Separate Account II. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Life of Virginia determines that it is permitted to vote Fund shares in its own right, it may elect to do so.

  The number of votes which each Policyowner has the right to instruct will be determined by dividing a Policy's cash value in an Investment Subdivision of Separate Account II by the net asset value per share of the corresponding portfolio in which the Subdivision invests. Fractional shares will be counted. The number of votes which the Policyowner has the right to instruct will be determined as of dates coincident with the dates established by a particular Fund for determining shareholders eligible to vote at the meeting of that Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by that Fund.

  Life of Virginia will vote Fund shares held in Separate Account II as to which no timely instructions are received and Fund shares held in Separate Account II that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies funded through Separate Account II. Each person having a voting interest will receive proxy materials, reports, and other materials relating to the appropriate portfolio.

  DISREGARD OF VOTING INSTRUCTIONS. Life of Virginia may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of a Fund or one or more of its portfolios or to approve or disapprove an investment advisory contract for a portfolio of a Fund. In addition, Life of Virginia itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment advisor of a portfolio of a Fund if Life of Virginia reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Life of Virginia determined that the change would have an adverse effect on its general account in that the proposed investment policy for the portfolio may result in overly speculative or unsound investments. In the event Life of Virginia does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to Policyowners.


                      STATE REGULATION OF LIFE OF VIRGINIA

  Life of Virginia, a stock life insurance company organized under the laws of Virginia, is subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. An annual statement is filed with the Virginia Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of Life of Virginia as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of Life of Virginia and Separate Account II and certifies their adequacy, and a full examination of Life of Virginia's operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia at least once every five years.

  In addition, Life of Virginia is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

              EXECUTIVE OFFICERS AND DIRECTORS OF LIFE OF VIRGINIA

NAME AND POSITION(S)
WITH LIFE OF VIRGINIA*           PRINCIPAL OCCUPATIONS LAST FIVE YEARS

Ronald V. Dolan*                 Director, Chairman of the Board, Life of Virginia since 1997; President and Chief Executive Officer of First Colony Life Insurance Company since 1992; President, First Colony Corporation since 1985


Paul E. Rutledge III*            Director, President and Chief
                                 Executive Officer since 1997; President and
                                 Chief Operating Officer, Life of Virginia, 5/91
                                 to 4/97; Executive Vice President and Chief
                                 Operating Officer, United Investors Life
                                 Insurance Company, Birmingham, Alabama, 9/87 to
                                 4/91.

William D. Baldwin*              Director, Life of Virginia since 1987; Senior Vice
                                 President, Life of Virginia, since 1985.

Selwyn L. Flournoy,Jr.*          Director, Life of Virginia, since 5/89; Senior Vice President, Life of Virginia, since 1980.

Robert A. Bowen*                 Director, Life of Virginia, since
                                 2/93; Senior Vice President, Life of Virginia,
                                 since 1986; Systems Manager, Life of Virginia,
                                 since 1986.

Linda L. Lanam*                  Director, Life of Virginia, since
                                 2/93, Senior Vice President since 1997, Vice
                                 President and Senior Counsel, Life of Virginia,
                                 since 1989; Corporate Secretary for Life of
                                 Virginia and for a number of Life of Virginia
                                 affiliates, since 1992.

Robert D. Chinn*                 Director, Life of Virginia since 1997, Senior Vice President - Agency, Life of Virginia, since
                                 1/92; Vice President, Life of Virginia, since 1985.

Thomas A. Barefield*             Director, Life of Virginia since 1997, Senior
                                 Vice President - Special Markets, Life of Virginia, since
                                 1993; Vice President - Special Markets, Life of Virginia,
                                 1/91 to 12/93; Vice President Registered Products, Life of
                                 Virginia, 12/86 to 1/91.

Michael Weitz                    Senior Vice President- Brokerage since 1995

Elliott Rosenthal                Senior Vice President - Investment Products 1997; Vice President and Senior Investment Actuary
                                 1/95-4/97; Investment Actuary 1/82-2/95

Victor C. Moses**                Director, Life of Virginia, since April 1, 1996.  Director of GNA since April 1994.  Senior Vice
                                 President, Business Development, and Chief Actuary of GNA since May 1993.  Senior Vice
                                 President and Chief Financial Officer of GNA 1991-1993.  Vice President and Chief Actuary of
                                 GNA 1983-1991.  Senior Vice President, Controller and Treasurer GNA Investors Trust 1992-1993.

Geoffrey S. Stiff**              Director, Life of Virginia, since April 1, 1996.  Director of GNA since April 1994.  Senior Vice
                                 President, Chief Financial Officer and Treasurer of GNA since May 1993.  Vice President, Chief
                                 Financial Officer and Director of Employers Reinsurance Corporation 1987-1993.  Senior Vice
                                 President, Controller and Treasurer of GNA Investors Trust since 1993.

--------------------------------------------------------------------------------
* Messrs. Dolan, Rutledge, Baldwin, Bowen, Flournoy, Chinn, Barefield and Ms. Lanam are members of the Executive Committee of the Board of Directors of Life of Virginia.

  The principal business address of each person listed, unless otherwise indicated, is The Life Insurance Company of Virginia, 6610 W. Broad Street, Richmond, VA 23230.

  The principal business address for Mr. Dolan is First Colony Life Insurance Company 700 Main Street, Post Office 1280, Lynchburg, VA 24505-1280

**The principal business address for Mr. Moses and Mr. Stiff is GNA Corporation, Two Union Square, 601 Union Street, Seattle, WA 98101.

The composition of the Board of Directors of Life of Virginia changed following the sale of Life of Virginia on April 1, 1996.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain legal matters relating to Federal securities laws applicable to the issue and sale of the flexible premium variable life insurance Policies described in this prospectus. All matters of Virginia law pertaining to the Policy, including the validity of the Policies and Life of Virginia's right to issue the Policies under Virginia insurance law, have been passed upon by J. Neil McMurdie, Associate Counsel and Assistant Vice President of Life of Virginia.


                               LEGAL PROCEEDINGS

  There are no legal proceedings to which Separate Account II is a party or to which the assets of the Account are subject. Neither Life of Virginia nor Forth Financial Securities Corporation is involved in any litigation that is of material importance in relation to its total assets or that relates to Separate Account II.

                                    EXPERTS

KPMG Peat Marwick LLP


  The consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries as of December 31, 1996 and for the nine month period ended December 31, 1996 and the preacquisition three month period ended March 31, 1996 and the financial statements of Life of Virginia Separate Account II as of December 31, 1996 and for the year or periods then ended have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent auditors, appearing elsewhere herein, and upon the authority of said form as experts in account and auditing.


Ernst & Young LLP


  The consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries at December 31, 1995 and for each of the two years in the period ended December 31, 1995 and statements of operations and statements of changes in net assets of Life of Virginia Separate Account II for each of the two years or period ended December 31, 1995, appearing in this Prospectus and Registration Statament have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                               CHANGE IN AUDITORS


  Subsequent to the acquisition of Life of Virginia by GNA Corporation on April 1, 1996, Life of Virginia selected KPMG Peat Marwick LLP to be its auditor. Accordingly, Life of Virginia's principal auditor has changed for the year ending December 31, 1996, from Ernst & Young LLP, to KPMG Peat Marwick LLP. The former auditors were dismissed and KPMG Peat Marwick LLP was retained because KPMG Peat Marwick LLP is the auditor for GE Capital, GNA Corporation's parent. This change of auditors was approved by the members of Life of Virginia's Board of Directors.

  Neither KPMG Peat Marwick LLP nor Ernst & Young LLP's reports on the financial statements contains any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, there were no disagreements with either on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which would have caused them to make reference to the subject matter of the disagreement in connection with their reports.


                             ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning Separate Account II, Life of Virginia and the Policies offered hereby. Statements contained in this prospectus as to the contents of the Policies and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                          SUPPLEMENT DATED MAY 1, 1997
                         TO PROSPECTUS DATED MAY 1, 1997
                  LIFE OF VIRGINIA SEPARATE ACCOUNTS II AND III



Prior to November 23, 1995, Policyowners could allocate premiums (or net premiums, as applicable) and policy cash (or account) values to six Investment Subdivisions which are now closed to new investment (the "Closed Investment Subdivisions"). Although no new allocations can be made to these Closed Investment Subdivisions, existing allocations of policy value will be permitted to remain there. Alternatively, Policyowners may transfer amounts from the Closed Investment Subdivisions to the other Investment Subdivisions currently available under the Policy.

This supplement contains information regarding the investment objectives and advisory fees of the portfolios in which the Closed Investment Subdivisions invest. It is being provided for the benefit of Policyowners who have policy value allocated to one or more of those Closed Investment Subdivisions.

                                    THE FUNDS

Oppenheimer Variable Account Funds ("OVAF")

Oppenheimer Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity.

OppenheimerFunds, Inc. ("OFI") serves as investment adviser to the OVAF. The OVAF pays OFI a monthly management fee. Effective September 1, 1994, the monthly fee payable to OFI is computed separately on the net assets of each portfolio as of the close of business each day. The management fee rate for the Oppenheimer Money Fund is 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion.

Variable Insurance Products Fund ("VIPF")

Money Market Portfolio seeks high current income while maintaining a stable share price by investing in a broad range of money market securities.

High Income Portfolio seeks high current income by investing mainly in high-yielding, high-risk debt securities, with an emphasis on lower-quality securities.

Fidelity Management & Research Company ("FMR") serves as investment advisor to the VIPF. For managing each portfolio's investments and business affairs, each portfolio pays FMR a monthly fee.

VIPF Money Market and High Income Portfolios' fee rates are each made up of two components: (1) a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR; and (2) an individual portfolio fee rate of
 .03% for the Money Market Portfolio and .45% for the High Income Portfolio. The group fee rate cannot rise above .52% and it drops as total assets in all mutual funds rise. Therefore, the maximum total management fee that can be charged for the VIP Money Market Portfolio is .55% and for the VIP High Income Portfolio is
 .97%. One-twelfth of the sum of the group fee rate and the individual fee rate is applied to each portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month.

Neuberger & Berman Advisers Management Trust

Each portfolio of the Advisers Management Trust invests all of its net investable assets in its corresponding series of Advisers Managers Trust.

Balanced Portfolio has the investment objective of providing long-term capital growth and reasonable current income without undue risk to principal. Its corresponding series, AMT Balanced Investments, has the same investment objective.

Limited Maturity Bond Portfolio has the investment objective of providing the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Its corresponding series, AMT Limited Maturity Bond Investments, has the same investment objective.

Growth Portfolio has the investment objective of seeking capital appreciation without regard to income. Its corresponding series, AMT Growth Investments, has the same investment objective.

Neuberger & Berman Management Incorporated (N&B Management) serves as the investment manager of the series. N&B Management Incorporated provides investment management services to AMT Limited Maturity Bond Investments, AMT Growth Investments and AMT Balanced Investments that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the corresponding series of Advisers Managers Trust. N&B Management provides administrative services to the three Portfolios that include furnishing similar facilities and personnel for the portfolios. With the consent of each of the Portfolios, N&B Management is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolios to third parties. For such administrative and investment services, N&B Management is paid the following fees (as a percentage of average daily net assets):

                                      Management                       Administration
                                       (Series)                         (Portfolio)
Limited Maturity Bond            0.25% of first $500 million             0.40%
                                 0.225% of next $500 million
                                 0.20% of next $500 million
                                 0.175% of next $500 million
                                 0.15% of over $2 billion

Balanced                         0.55% of first $250 million              0.30%
                                 0.525% of next $250 million
                                 0.50% of next $250 million
                                 0.475% of next $250 million
                                 0.45% of next $500 million
                                 0.425% of over $1.5 billion

Growth                           0.55% of first $250 million              0.30%
                                 0.525% of next $250 million
                                 0.50% of next $250 million
                                 0.475% of next $250 million
                                 0.45% of next $500 million
                                 0.425% of over $1.5 billion




THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

More detailed information concerning the investment objectives and policies of the Funds and the investment advisory services and charges can be found in the current prospectuses for the Funds. A prospectus for each Fund can be obtained by writing or calling Life of Virginia's Home Office. The prospectus for each Fund should be read carefully before any decision is made concerning transfers among the investment subdivisions.

                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230
                                 (804) 281-6000

                              FINANCIAL STATEMENTS

  The consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries included herein should be distinguished from the financial statements of Separate Account II and should be considered only as bearing on the ability of Life of Virginia to meet its obligations under the Policies. Such consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries should not be considered as bearing on the investment performance of the assets held in Separate Account II.

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Table of Contents

Year ended December 31, 1996

=============================================================================

                                                                         PAGE

Independent Auditors' Report............................................. 1

Financial Statements:

        Statements of Assets and Liabilities..............................3
        Statements of Operations..........................................9
        Statements of Changes in Net Assets..............................19

Notes to Financial Statements............................................29


=============================================================================

                         [KPMG PEAT MARWICK LLP LETTERHEAD]





REPORT OF INDEPENDENT AUDITORS



Policyholders
Life of Virginia Separate Account II
   and Board of Directors
The Life Insurance Company of Virginia


We have audited the accompanying statements of assets and liabilities of Life of Virginia Separate Account II (the Account) (comprising, the Life of Virginia Series Fund, Inc.--Common Stock Index, Government Securities, Money Market, Total Return, International Equity and Real Estate Securities Portfolios; the Oppenheimer Variable Account Fund--Money, Bond, Capital Appreciation, Growth, High Income and Multiple Strategies Funds; the Variable Insurance Products Fund--Money Market, High Income, Equity-Income, Growth and Overseas Portfolios; the Variable Insurance Products Fund II--Asset Manager and Contrafund Portfolios; the Advisers Management Trust--Balanced, Bond and Growth Portfolios; the Federated Investors Insurance Series--American Leaders, High Income Bond and Utility Funds II; the Alger American--Small Cap and Growth Portfolios; and the Janus Aspen Series--Aggressive Growth, Growth, Worldwide Growth, Balanced, Flexible Income and International Growth Portfolios) as of December 31, 1996 and the related statements of operations and changes in net assets for the year or periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying statements of operations and changes in net assets of Life of Virginia Separate Account II for the years or periods ended December 31, 1995 and 1994, were audited by other auditor, whose report thereon dated February 8, 1996 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Life of Virginia Separate Account II as of December 31, 1996 and the results of their operations and changes in their net assets for the year or period then ended in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwick LLP


February 11, 1997

                       [LETTERHEAD OF ERNST & YOUNG LLP]

                         Report of Independent Auditors


Policyholders
Life of Virginia Separate Account II
and Board of Directors
The Life Insurance Company of Virginia


We have audited the accompanying statements of operations and changes in net assets for each of the two years in the period ended December 31, 1995 for the Life of Virginia Series Fund, Inc. Common Stock Index, Government Securities, Money Market and Total Return portfolios, the Oppenheimer Variable Account Funds portfolios, the Variable Insurance Products Fund portfolios, the Variable Insurance Products Fund II Asset Manager portfolio, the Advisers Management Trust portfolios, and for the period from August 25, 1995 (date of inception) to December 31, 1995 for the Life of Virginia Series Fund, Inc. International Equity portfolio, for the period from October 5, 1995 (date of inception) to December 31, 1995 for the Life of Virginia Series Fund, Inc. Real Estate Securities portfolio, for the period from February 7, 1995 (date of inception) to December 31, 1995 for the Variable Insurance Products Fund II Contrafund portfolio, for the period from October 31, 1995 (date of inception) to December 31, 1995 for the Insurance Management Series Corporate Bond portfolio, for the period from March 22, 1995 (date of inception) to December 31, 1995 for the Insurance Management Series Utility portfolio, for the year ended December 31, 1995 and for the period from March 8, 1994 (date of inception) to December 31, 1994 for the Janus Aspen Aggressive Growth, Growth, and Worldwide Growth portfolios, for the period from November 14, 1995 (date of inception) to December 31, 1995 for the Janus Aspen Balanced portfolio, for the period from December 20, 1995 (date of inception) to December 31, 1995 for the Janus Aspen Flexible Income portfolio, for the period from October 11, 1995 (date of inception) to December 31, 1995 for the Alger American Small Cap portfolio, and for the period from October 23, 1995 (date of inception) to December 31, 1995 for the Alger American Growth portfolio. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in their assets for the periods described in the first paragraph of each of the respective portfolios constituting Life of Virginia Separate Account II, in conformity with generally accepted accounting principles.

                                /s/ Ernst & Young LLP

Richmond, Virginia
February 8, 1996

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities

December 31, 1996



-------------------------------------------------------------------------------------------------------------------------------
                                                                               Life of Virginia Series Fund, Inc.
                                                       ------------------------------------------------------------------------
                                                        Common       Government   Money      Total   International  Real Estate
                                                      Stock Index    Securities   Market     Return     Equity       Securities
Assets                                                 Portfolio     Portfolio   Portfolio   Portfolio  Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------------------------

Investment in Life of Virginia Series
 Fund, Inc., at fair value (note 2):
        Common Stock Index Portfolio (68,343
           shares; cost - $1,331,677)               $   1,034,719           --          --          --          --          --
        Government Securities Portfolio (29,405
           shares; cost - $299,180)                            --       281,116         --          --          --          --
        Money Market Portfolio (179,920 shares;
           cost - $1,566,610)                                  --            --  1,867,568          --          --          --
        Total Return Portfolio (173,098 shares;
           cost - $2,881,113)                                  --            --         --   2,203,532          --          --
        International Equity Portfolio
           (2,779 shares; cost - $30,739)                      --            --         --          --      30,093          --
        Real Estate Securities Portfolio
           (1,775 shares; cost - $22,575)                      --            --         --          --          --      25,047
Dividend receivable                                       751,436        31,170     97,157     846,101       1,884       1,678
Receivable from affiliate (note 3)                          2,016            --         --     230,368          82         194
Receivable for units sold                                   1,915           103    573,514          --       3,168       3,296
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                            1,790,086       312,389  2,538,239   3,280,001      35,227      30,215
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate (note 3)                197           745    132,634         389          4            3
Payable for units withdrawn                                    --            --         --         311         --           --
--------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                             197           745    132,634         700          4            3
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                           $  1,789,889       311,644  2,405,605   3,279,301     35,223       30,212
================================================================================================================================
Outstanding units                                          56,039        16,683    154,701     125,692      3,036        1,918
================================================================================================================================
Net asset value per unit                             $      31.94         18.68      15.55       26.09      11.60        15.75
================================================================================================================================







LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued



----------------------------------------------------------------------------------------------------------------------
                                                                Oppenheimer Variable Account Fund
                                                ----------------------------------------------------------------------
                                                                           Capital                   High     Multiple
                                                   Money     Bond     Appreciation     Growth      Income   Strategies
Assets                                              Fund     Fund             Fund       Fund        Fund         Fund
----------------------------------------------------------------------------------------------------------------------
Investment in Oppenheimer Variable
 Account Funds, at fair value (note 2):
        Money Fund (679 shares;
           cost - $679)                           $  679         --             --          --          --          --
        Bond Fund (23,209 shares;
           cost - $267,811)                           --    269,921             --          --          --          --
        Capital Appreciation Fund
           (60,836 shares; cost - $1,948,268)         --         --      2,354,955          --          --          --
        Growth Fund (54,019 shares;
           cost - $1,217,173)                         --         --             --   1,471,477          --          --
        High Income Fund (89,027
           shares; cost - $954,579)                   --         --             --          --     990,865          --
        Multiple Strategies Fund
           (36,491 shares; cost - $515,454)           --         --             --          --          --     570,359
Receivable from affiliate (note 3)                    28         --             --       6,688         995       4,486
Receivable for units sold                             --         49          1,988       1,907       1,021          --
----------------------------------------------------------------------------------------------------------------------
Total assets                                         707    269,970      2,356,943   1,480,072     992,881     574,845
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate (note 3)        --        130         14,879         199         134          77
Payable for units withdrawn                           --         --             --          --          --         107
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                     --        130         14,879         199         134         184
----------------------------------------------------------------------------------------------------------------------
Net assets                                      $    707    269,840      2,342,064   1,479,873     992,747     574,661
======================================================================================================================
Outstanding units                                     45     13,055         63,799      44,162      32,190      22,651
======================================================================================================================
Net asset value per unit                        $  15.56      20.67          36.71       33.51       30.84       25.37
======================================================================================================================





LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued



-------------------------------------------------------------------------------------------------------------
                                                             Variable Insurance Products Fund
                                                  -----------------------------------------------------------
                                                       Money        High   Equity--
                                                      Market      Income     Income      Growth     Overseas
Assets                                             Portfolio   Portfolio  Portfolio   Portfolio    Portfolio
-------------------------------------------------------------------------------------------------------------
Investment in Variable Insurance Products
 Fund, at fair value (note 2):
        Money Market Portfolio (307,072 shares;
           cost - $307,072)                         $ 307,072         --          --          --          --
        High Income Portfolio (17,047 shares;
           cost - $190,113)                                --    213,433          --          --          --
        Equity--Income Portfolio (150,449 shares;
           cost - $2,748,697)                              --         --   3,163,937          --          --
        Growth Portfolio (115,732 shares;
           cost - $3,222,777)                              --         --          --   3,603,899          --
        Overseas Portfolio (93,445 shares;
           cost - $1,547,392)                              --         --          --          --   1,760,500
Accrued investment income                               1,430         --          --          --          --
Receivable from affiliate (note 3)                      7,194         --      22,564       7,570       1,069
Receivable for units sold                                  --         --      34,746          --          --
-------------------------------------------------------------------------------------------------------------
Total assets                                          315,696    213,433   3,221,247   3,611,469   1,761,569
=============================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate (note 3)             43        178         429         486         237
Payable for units withdrawn                                --         43          --         337         702
-------------------------------------------------------------------------------------------------------------
Total liabilities                                          43        221         429         823         939
-------------------------------------------------------------------------------------------------------------
Net assets                                          $ 315,653    213,212   3,220,818   3,610,646   1,760,630
=============================================================================================================
Outstanding units                                      20,234      8,361     101,828     103,102      81,098
=============================================================================================================
Net asset value per unit                            $   15.60      25.50       31.63       35.02       21.71
=============================================================================================================







LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued



-------------------------------------------------------------------------------------------------------------------
                                                    Variable Insurance
                                                     Products Fund II            Advisers Management Trust
                                                   ----------------------   ---------------------------------------
                                                       Asset
                                                     Manager   Contrafund     Balanced          Bond        Growth
Assets                                             Portfolio    Portfolio    Portfolio     Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------------
Investment in Variable Insurance Products
 Fund II, at fair value (note 2):
        Asset Manager Portfolio (170,823 shares;
           cost - $2,524,202)                      $2,892,037           --           --           --            --
        Contrafund Portfolio (62,852 shares;
           cost - $908,315)                                --    1,040,837           --           --            --

Investment in Advisers Management Trust,
 at fair value (note 2):
        Balanced Portfolio (15,397 shares;
           cost - $230,220)                                --           --      245,118           --            --
        Bond Portfolio (5,668 shares;
           cost - $79,581)                                 --           --           --       79,630            --
        Growth Portfolio (5,197 shares;
           cost - $115,124)                                --           --           --           --       133,972

Receivable from affiliate (note 3)                         --        4,567           --           --           569
Receivable for units sold                                  --          203           16           --            26
-------------------------------------------------------------------------------------------------------------------
Total assets                                        2,892,037    1,045,607      245,134       79,630       134,567
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate (note 3)          9,568          140        1,120           86            18
Payable for units withdrawn                             1,717           --           --           --            --
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                      11,285          140        1,120           86            18
-------------------------------------------------------------------------------------------------------------------
Net assets                                         $2,880,752    1,045,467      244,014       79,544       134,549
===================================================================================================================
Outstanding units                                     135,501       62,082       14,270        6,358         8,592
===================================================================================================================
Net asset value per unit                           $    21.26        16.84        17.10        12.51         15.66
===================================================================================================================



LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued




-------------------------------------------------------------------------------------------------------------------
                                                              Federated Investors
                                                               Insurance Series                 Alger American
                                                    -------------------------------------  ------------------------
                                                        American          High                   Small
                                                         Leaders   Income Bond     Utility         Cap      Growth
Assets                                                   Fund II       Fund II     Fund II   Portfolio   Portfolio
-------------------------------------------------------------------------------------------------------------------
Investments in Federated Investors Insurance Series,
         at fair value (note 2):
                American Leaders Fund II
                        (149 shares; cost - $2,241)      $ 2,270           --          --           --           --
                High Income Bond Fund II
                        (3,428 shares; cost - $34,029)        --        35,102         --           --           --
                Utility Fund II (7,400 shares -
                        cost - $82,709)                       --           --       87,390          --           --
Investment in Alger American,
         at fair value (note 2):
                Small Cap Portfolio (10,065 shares;
                        cost - $416,945)                      --           --          --      411,764           --
                Growth Portfolio (39,772 shares;
                        cost - $1,367,186)                    --           --          --           --    1,365,377
Receivable from affiliate (note 3)                            --           422         --        9,418        6,449
Receivable for units sold                                     --            78         292         649       34,943
--------------------------------------------------------------------------------------------------------------------
Total assets                                               2,270        35,602      87,682     421,831    1,406,769
====================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate (note 3)                --             4         331          56          185
Payable for units withdrawn                                   --            --          11          --           --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                             --             4         342          56          185
====================================================================================================================
Net assets                                               $ 2,270        35,598      87,340     421,775    1,406,584
====================================================================================================================
Oustanding units                                             205         2,627       6,422      43,392      129,520
====================================================================================================================
Net asset value per unit                                 $ 11.10         13.55       13.60        9.72        10.86
====================================================================================================================







LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued


-----------------------------------------------------------------------------------------------------------------------------
                                                                           Janus Aspen Series
                                                 ----------------------------------------------------------------------------
                                                 Aggressive                  Worldwide                Flexible  International
                                                     Growth        Growth       Growth    Balanced      Income         Growth
                                                  Portfolio     Portfolio    Portfolio   Portfolio   Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Investment in Janus Aspen Series,
         at fair value (note 2):
                Aggressive Growth Portfolio
                   (58,294 shares;
                        cost - $990,897)           $1,063,290           --          --          --           --           --
                Growth Portfolio (69,183
                        shares; cost - $973,515)           --    1,073,027          --          --           --           --
                Worldwide Growth Portfolio
                        (72,385 shares; cost -
                         $1,286,124)                       --           --    1,407,171         --           --           --
                Balanced Portfolio (11,361
                        shares; cost - $150,765)           --           --           --    167,808           --           --
                Flexible Income Portfolio
                        (790 shares; cost -
                         $8,800)                           --           --           --         --        8,883           --
                International Growth Portfolio
                        (3,421 shares; cost -
                         $52,735)                          --           --           --         --           --       53,775
Receivable from affiliate (note 3)                     18,322        7,645       11,808        969            1           --
Receivable for units sold                               1,593       33,083        2,498         21           --          213
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                        1,083,205    1,113,755    1,421,477    168,798        8,884       53,988
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Accrued expenses payable to affiliate (note 3)            146          145          190         22            1           50
Payable for units withdrawn                                --           --           --         --           --           --
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                         146          145          190         22            1           50
=============================================================================================================================
Net assets                                         $1,083,059    1,113,610    1,421,287    168,776        8,883       53,938
=============================================================================================================================
Outstanding units                                      69,875       74,890       90,240     13,755          780        4,602
=============================================================================================================================
Net asset value per unit                           $    15.50        14.87        15.75      12.27        11.39        11.72
=============================================================================================================================


See accompanying notes to financial statements.

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations





                                                                                         Life of Virginia Series Fund, Inc.
                                                                            ------------------------------------------------------
                                                                                     Common                      Government
                                                                                   Stock Index                   Securities
                                                                                     Portfolio                    Portfolio
                                                                            ---------------------------    -----------------------
                                                                              Year ended December 31       Year ended December 31,
                                                                          1996        1995     1994         1996      1995   1994
----------------------------------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                               $ 751,436    20,611   10,993    31,170    18,835   10,652
         Expenses--Mortality and expense risk charges (note 3)               9,854     5,975    4,467     2,175     1,930      762
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      741,582    14,636    6,526    28,995    16,905    9,890

Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                 65,600    33,666    1,682       289     2,130   (2,789)
                   Unrealized appreciation (depreciation) on investments  (498,697)  203,288  (11,121)  (28,379)   23,073  (11,441)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                    (433,097)  236,954   (9,439)  (28,090)   25,203  (14,230)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                        $ 308,485   251,590   (2,913)      905    42,108   (4,340)
-----------------------------------------------------------------------------------------------------------------------------------





                                                                          Life of Virginia Series Fund, Inc.
                                                                          ----------------------------------
                                                                                     Money Market
                                                                                      Portfolio
                                                                             -------------------------------
                                                                                Year ended December 31,

                                                                             1996        1995        1994
------------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                                   97,157      64,373      28,145
         Expenses--Mortality and expense risk charges (note 3)               15,476      12,610       9,044
------------------------------------------------------------------------------------------------------------
Net investment income                                                        81,681      51,763      19,101

Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                (325,593)     68,408     110,539
                   Unrealized appreciation (depreciation) on investments    345,223     (25,977)     (2,317)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       19,630      42,431     108,222
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                           101,311      94,194     127,323
------------------------------------------------------------------------------------------------------------





                                                                       Life of Virginia Series Fund, Inc.
                                                                       ----------------------------------
                                                                                    Total Return
                                                                                      Portfolio
                                                                           ----------------------------
                                                                              Year ended December 31,
                                                                           1996        1995        1994
---------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                                846,101     210,985     17,248
         Expenses--Mortality and expense risk charges (note 3)             20,200       9,371      2,872
---------------------------------------------------------------------------------------------------------
Net investment income                                                     825,901     201,614     14,376

Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                68,427      17,126      5,404
                   Unrealized appreciation (depreciation) on investments (708,053)     18,487    (11,896)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                   (639,626)     35,613     (6,492)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                         186,275     237,227      7,884
---------------------------------------------------------------------------------------------------------





LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations, Continued



                                                                   Life of Virginia Series Fund, Inc. (continued)
                                                              ------------------------------------------------------
                                                               International                    Real Estate
                                                              Equity Portfolio              Securities Portfolio
                                                              ------------------------    --------------------------
                                                                           Period from                   Period from
                                                                            August 25,                    October 5,
                                                              Year ended       1995 to    Year ended         1995 to
                                                            December 31,   December 31,  December 31,   December 31,
                                                                    1996           1995          1996           1995
--------------------------------------------------------------------------------------------------------------------
Investment income:
         Income - Dividends                                       $ 1,884           176        1,678         22
         Expenses - Mortality and expense risk charges (note 3)       152            11           57         --
--------------------------------------------------------------------------------------------------------------------
Net investment income                                               1,732           165        1,621         22
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized (loss) gain on investments:
         Net realized gain                                            510             4          381         --
         Unrealized appreciation (depreciation) on investments       (839)          193        2,468          4
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized (loss) gain on investments               (329)          197        2,849          4
--------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                            $ 1,403           362        4,470         26
--------------------------------------------------------------------------------------------------------------------




LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations, Continued





-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Oppenheimer Variable Account Fund
                                                                          ---------------------------------------------------
                                                                                    Money                   Bond
                                                                                    Fund                    Fund
                                                                           ----------------------  --------------------------
                                                                           Year ended December 31,   Year ended December 31,
                                                                             1996    1995     1994     1996    1995    1994
-----------------------------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                                 $   224    662    310     16,705    8,365   4,168
         Expenses--Mortality and expense risk charges (note 3)                  31     82     51      1,790      844     430
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                                193    580    259     14,915    7,521   3,738
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                     --     --     --        128      407     (60)
                   Unrealized appreciation (depreciation) on investments        --     --     --     (3,916)   9,889  (4,975)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                          --     --     --     (3,788)  10,296  (5,035)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                          $   193    580    259     11,127   17,817  (1,297)
-----------------------------------------------------------------------------------------------------------------------------







                                                                    Oppenheimer Variable Account Fund
                                                              ---------------------------------------------
                                                                                           Capital
                                                                                        Appreciation
                                                                                            Fund
                                                                             -------------------------------
                                                                                   Year ended December 31,
                                                                                1996       1995        1994
------------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                                     99,449      5,317      42,513
         Expenses--Mortality and expense risk charges (note 3)                 13,659     10,098       4,255
------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                                85,790     (4,781)     38,258
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                   128,677     57,411      (5,894)
                   Unrealized appreciation (depreciation) on investments      103,509    281,347     (41,031)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        232,186    338,758     (46,925)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                             317,976    333,977      (8,667)
-------------------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------------
                                                             Oppenheimer Variable Account Fund
                                                 --------------------------------------------------------

                                                                                       Growth
                                                                                        Fund
                                                                             ----------------------------
                                                                               Year ended December 31,
                                                                             1996        1995       1994
---------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                                   72,782     10,459      1,840
         Expenses--Mortality and expense risk charges (note 3)                7,950      3,854      1,807
---------------------------------------------------------------------------------------------------------
Net investment income (expense)                                              64,832      6,605         33
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                  59,611     22,586      6,108
                   Unrealized appreciation (depreciation) on investments    113,315    125,878     (2,215)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                      172,926    148,464      3,893
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                           237,758    155,069      3,926
---------------------------------------------------------------------------------------------------------






LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations, Continued



-----------------------------------------------------------------------------------------------------------------------
                                                                            Oppenheimer Variable Account Fund
                                                                   ----------------------------------------------------
                                                                              High                  Multiple
                                                                              Income               Strategies
                                                                              Fund                    Fund
                                                                   ----------------------------------------------------
                                                                   Year ended December 31,  Year ended December 31,
                                                                   1996     1995     1994      1996    1995     1994
-----------------------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                        $ 78,385   47,571  19,850    33,554   35,104   13,754
         Expenses--Mortality and expense risk charges (note 3)       5,650    3,622   1,474     3,353    3,322    1,636
-----------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                     72,735   43,949  18,376    30,201   31,782   12,118
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
         Net realized gain (loss)                                    8,045    1,112  (2,786)   22,006    5,112    1,058
         Unrealized appreciation (depreciation) on investments      28,139   30,017 (25,264)   14,047   48,453  (16,980)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              36,184   31,129 (28,050)   36,053   53,565  (15,922)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                 $108,919   75,078  (9,674)   66,254   85,347   (3,804)
-----------------------------------------------------------------------------------------------------------------------


LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations, Continued




-------------------------------------------------------------------------------------------------------------------------------
                                                                                     Variable Insurance Products Fund
                                                                          -----------------------------------------------------
                                                                                                                  High
                                                                                  Money Market                   Income
                                                                                   Portfolio                    Portfolio
                                                                          ----------------------------  -----------------------
                                                                               Year ended December 31,  Year ended December 31,
                                                                             1996     1995    1994      1996      1995     1994
-------------------------------------------------------------------------------------------------------------------------------

         Income--Dividends                                                 $17,813   34,581   5,417    24,435    12,908   9,861
         Expenses--Mortality and expense risk
                   charges (note 3)                                          2,449    4,231     711     1,779     1,682     976
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                             15,364   30,350   4,706    22,656    11,226   8,885
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                     --       --      --     7,114     4,603     (69)
                   Unrealized appreciation (depreciation) on investments        --       --      --     1,632    25,411 (12,284)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                          --       --      --     8,746    30,014 (12,353)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                          $15,364   30,350   4,706    31,402    41,240  (3,468)
--------------------------------------------------------------------------------------------------------------------------------




                                                             Variable Insurance Products Fund
                                                     -----------------------------------------------------
                                                                                       Equity-
                                                                                       Income
                                                                                       Portfolio
                                                                             -----------------------------
                                                                               Year ended December 31,
                                                                             1996       1995       1994
----------------------------------------------------------------------------------------------------------
         Income--Dividends                                                   85,939     72,375     31,170
         Expenses--Mortality and expense risk
                   charges (note 3)                                          17,180      8,801      3,777
----------------------------------------------------------------------------------------------------------
Net investment income (expense)                                              68,759     63,574     27,393
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                  98,124     44,633     (8,219)
                   Unrealized appreciation (depreciation) on investments    149,934    255,114    (15,896)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                      248,058    299,747    (24,115)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                           316,817    363,321      3,278
----------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------
                                                               Variable Insurance Products Fund
                                                      ----------------------------------------------------
                                                                                        Growth
                                                                                       Portfolio
                                                                          --------------------------------
                                                                                Year ended December 31,
                                                                            1996         1995        1994
----------------------------------------------------------------------------------------------------------
         Income--Dividends                                                 213,091       9,023      41,630
         Expenses--Mortality and expense risk
                   charges (note 3)                                         25,014      16,541       7,849
----------------------------------------------------------------------------------------------------------
Net investment income (expense)                                            188,077      (7,518)     33,781
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                342,839     237,960      (6,352)
                   Unrealized appreciation (depreciation) on investments  (104,224)    415,406     (16,629)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                     238,615     653,366     (22,981)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                          426,692     645,848      10,800
----------------------------------------------------------------------------------------------------------





LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations, Continued




                                                                           Variable Insurance         Variable Insurance
                                                                             Products Fund             Products Fund II
                                                                          -----------------------------------------------------
                                                                                                             Asset
                                                                                 Overseas                    Manager
                                                                                 Portfolio                   Portfolio
                                                                          ------------------------  ---------------------------
                                                                           Year ended December 31,    Year ended December 31,
                                                                             1996    1995     1994     1996      1995    1994
-------------------------------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                                $ 36,638   6,739    1,317   183,395   38,074  24,335
         Expenses--Mortality and expense risk charges (note 3)              11,528   8,185    4,137    19,647   16,293   8,441
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                             25,110  (1,446)  (2,820)  163,748   21,781  15,894
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                 39,291   6,569  (16,479)  105,006   25,753  (2,448)
                   Unrealized appreciation (depreciation) on investments   126,664 107,430  (45,747)   98,064  313,566 (80,899)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                     165,955 113,999  (62,226)  203,070  339,319 (83,347)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                         $191,065 112,553  (65,046)  366,818  361,100 (67,453)
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------

                                                                    Variable Insurance Products Fund II
                                                              --------------------------------------------
                                                                                      Contrafund
                                                                                       Portfolio
                                                                             -----------------------------
                                                                                               Period from
                                                                                               February 7,
                                                                                Year ended         1995 to
                                                                              December 31,    December 31,
                                                                                      1996            1995
----------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                                       2,964           3,470
         Expenses--Mortality and expense risk charges (note 3)                   4,608             700
----------------------------------------------------------------------------------------------------------
Net investment income (expense)                                                 (1,644)          2,770
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                     14,028           2,651
                   Unrealized appreciation (depreciation) on investments       119,895          12,626
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                         133,923          15,277
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                              132,279          18,047
----------------------------------------------------------------------------------------------------------




LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations, Continued




----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Advisers Management Trust
                                                                          --------------------------------------------------------
                                                                             Balanced                          Bond
                                                                            Portfolio                        Portfolio
                                                                          ------------------------  ----------------------------
                                                                           Year ended December 31,   Year ended December 31,
                                                                            1996      1995     1994     1996    1995    1994
--------------------------------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                                $ 41,530    5,568   3,758    7,068    2,839    209
         Expenses--Mortality and expense risk charges (note 3)               1,799    1,863   1,177      581      491    259
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                             39,731    3,705   2,581    6,487   2,348     (50)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                  4,564    5,430   1,226       38     450     (50)
                   Unrealized appreciation (depreciation) on investments   (28,989)  43,147  (8,138)  (3,678)  3,567     461
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                     (24,425)  48,577  (6,912)  (3,640)  4,017     411
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                         $ 15,306   52,282  (4,331)   2,847   6,365     361
--------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------
                                                                 Advisers Management Trust
                                                       -----------------------------------------------
                                                                                     Growth
                                                                                    Portfolio
                                                       -----------------------------------------------
                                                                             Year ended December 31,
                                                                           1996        1995      1994
------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                                 13,580      4,462     3,932
         Expenses--Mortality and expense risk charges (note 3)              1,005      1,076       512
-------------------------------------------------------------------------------------------------------
Net investment income (expense)                                            12,575      3,386     3,420
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                   Net realized gain (loss)                                 4,264      6,665      (362)
                   Unrealized appreciation (depreciation) on investments   (6,024)    29,994    (6,943)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                     (1,760)    36,659    (7,305)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                          10,815     40,045    (3,885)
-------------------------------------------------------------------------------------------------------




LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations, Continued




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Federated Investors
                                                                                         Insurance Series
                                                                  -----------------------------------------------------------------
                                                                                         High
                                                                     American           Income
                                                                      Leaders            Bond                   Utility
                                                                      Fund II           Fund II                  Fund II
                                                                  --------------  -----------------------  ------------------------
                                                                  Period from                 Period from               Period from
                                                                   August 14,                 October 31,   Year ended    March 22,
                                                                      1996 to    Year ended       1995 to      1995 to      1995 to
                                                                 December 31,  December 31,  December 31, December 31, December 31,
                                                                         1996          1996          1995         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                           $      9         1,592             7        2,283          862
         Expenses--Mortality and expense risk charges (note 3)              2           127             1          364          132
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                             7         1,465             6        1,919          730
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
         Net realized gain (loss)                                           4            51            --        2,332          167
         Unrealized appreciation (depreciation) on investments             29         1,038            35          700        3,982
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                     33         1,089            35        3,032        4,149
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                    $     40         2,554            41        4,951        4,879
-----------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------
                                                                                       Alger American
                                                              -----------------------------------------------------------
                                                                           Small
                                                                            Cap                             Growth
                                                                          Portfolio                         Portfolio
                                                               --------------------------------  ------------------------
                                                                               Period from                  Period from
                                                                               October 11,                  October 23,
                                                                  Year ended       1995 to    Year ended        1995 to
                                                                December 31,  December 31,  December 31,   December 31,
                                                                        1996          1995          1996           1995
-------------------------------------------------------------------------------------------------------------------------
Investment income:
         Income--Dividends                                                502         --           3,815            --
         Expenses--Mortality and expense risk charges (note 3)          1,659         24           2,350            12
-------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                        (1,157)       (24)          1,465           (12)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
         Net realized gain (loss)                                       4,156        (52)          1,107             7
         Unrealized appreciation (depreciation) on investments         (4,745)      (436)         (1,956)          147
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                   (589)      (488)           (849)          154
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                      (1,746)      (512)            616           142
-------------------------------------------------------------------------------------------------------------------------


LIFE OF VIRGINIA SEPARATE ACCOUNT II



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Janus Aspen Series
                                               ------------------------------------------------------------------------------------
                                                                    Aggressive                              Growth
                                                                Growth Portfolio                           Portfolio
                                                       --------------------------------------- ------------------------------------
                                                                                Period from                             Period from
                                                                                    March 8,                               March 8,
                                                       Year ended   Year ended       1994 to   Year ended  Year ended       1994 to
                                                     December 31, December 31,  December 31, December 31, December 31, December 31,
                                                             1996        1995           1994         1996        1995          1994
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
          Income--Dividends                              $  9,052       7,589            844       21,456       7,206           227
          Expenses--Mortality and expense
                    risk charges (note 3)                   6,061       3,092            194        5,068       1,335           143
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                             2,991       4,497            650       16,388       5,871            84
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
                     Net realized gain (loss)              49,684      24,104            688       21,606       8,766         1,024
                     Unrealized appreciation
                       (depreciation) on investments       (6,584)     74,041          4,935       67,602      33,088        (1,179)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments     43,100      98,145          5,623       89,208      41,854          (155)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations        $ 46,091     102,642          6,273      105,596      47,725           (71)

-----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------


                                                                                  Janus Aspen Series
                                                     ----------------------------------------------------------------------
                                                                                        Worldwide
                                                                                          Growth
                                                                                        Portfolio
                                                     ----------------------------------------------------------------------
                                                                                                               Period from
                                                                                                                   March 8,
                                                                    Year ended           Year ended                 1994 to
                                                                  December 31,         December 31,            December 31,
                                                                          1996                 1995                    1994
----------------------------------------------------------------------------------------------------------------------------
Investment income:
          Income--Dividends                                             17,129                1,537                       2
          Expenses--Mortality and expense                                6,046                2,178                     282
                    risk charges (note 3)
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (expense)                                         11,083                 (641)                   (280)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:                102,324                8,523                    (232)
                     Net realized gain (loss)                           66,974               56,274                  (2,201)
                     Unrealized appreciation
                       (depreciation) on investments                   169,298               64,797                  (2,433)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                 180,381               64,156                  (2,713)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
-----------------------------------------------------------------------------------------------------------------------------






LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations, Continued




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Janus Aspen Series (continued)
                                                                  -----------------------------------------------------------------
                                                                                                   Flexible          International
                                                                                Balanced            Income              Growth
                                                                                Portfolio          Portfolio           Portfolio

                                                                   ------------------------- ------------------------  ------------

                                                                               Period from                Period from  Period from
                                                                              November 14,                December 20,      July 9,
                                                                  Year ended       1995 to    Year ended      1995 to      1996 to
                                                                December 31,  December 31,  December 31,  December 31, December 31,
                                                                        1996          1995          1996          1995         1996
---------------------------------------------------------------------------------------------------------  ------------ -----------
Investment income:
          Income-Dividends                                           $ 3,497           584           541             1          136
          Expenses-Mortality and expense risk charges (note 3)           931            66            34            --           40
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  2,566           518           507             1           96
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
          Net realized gain                                            2,098           395            13            --          152
          Unrealized appreciation (depreciation) on investments       14,575         2,467            83            (1)       1,040
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                16,673         2,862            96            (1)       1,192
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                               $19,239         3,380           603            --        1,288
-----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statement of Changes in Net Assets



===================================================================================================================================
                                                                            Life of Virginia Series Fund, Inc.
                                                   --------------------------------------------------------------------------------
                                                                      Common                                  Government
                                                                   Stock Index                                Securities
                                                                    Portfolio                                 Portfolio
                                                   --------------------------------------------------------------------------------
                                                             Year ended December 31,                    Year ended December 31,
                                                   --------------------------------------------------------------------------------
                                                          1996         1995           1994           1996       1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income                         $   741,582         14,636          6,526       28,995      16,905        9,890
     Net realized gain (loss)                           65,600         33,666          1,682          289       2,130       (2,789)
     Unrealized appreciation
      (depreciation) on investments                   (498,697)       203,288        (11,121)     (28,379)     23,073      (11,441)
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease)
   in net assets from operations                       308,485        251,590         (2,913)         905      42,108       (4,340)
-----------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                      308,147        205,386        166,616       37,229      37,525       43,467
     Loan interest                                        (455)          (592)          (365)         878         244           --
     Transfers (to) from the general account
      of Life of Virginia:
               Death benefits                           (1,955)            --             --           --          --           --
               Surrenders                              (15,204)       (35,272)       (34,647)      (3,155)         --       (8,360)
               Loans                                   (16,280)            33         (7,799)      (2,302)         --       (8,446)
               Cost of insurance and
                administrative expense (note 3)       (158,228)      (112,723)       (96,243)     (23,586)     (22,993)    (15,063)
               Transfer gain (loss)
                and transfer fees (note 3)                 109          1,890           (560)         (75)        (368)       (292)
     Interfund transfers                               289,390         91,482         89,283      (18,963)      21,812     168,642
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
 from capital transactions                             405,524        150,204        116,285       (9,974)      36,220     179,948
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                      714,009        401,794        113,372       (9,069)      78,328     175,608

Net assets at beginning of year                      1,075,880        674,086        560,714      320,713      242,385      66,777
-----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                          $ 1,789,889      1,075,880        674,086      311,644      320,713     242,385
===================================================================================================================================



===============================================================================================================================
                                                                            Life of Virginia Series Fund, Inc.
                                                   ----------------------------------------------------------------------------

                                                                     Money Market                          Total Return
                                                                       Portfolio                            Portfolio
                                                   ---------------------------------------------------------------------------
                                                                Year ended December 31,                Year ended December 31,
                                                   ---------------------------------------------------------------------------
                                                        1996         1995          1994         1996         1995       1994
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income                              81,681       51,763       19,101       825,901      201,614     14,376
     Net realized gain (loss)                         (325,593)      68,408      110,539        68,427       17,126      5,404
     Unrealized appreciation
      (depreciation) on investments                    345,223      (25,977)      (2,317)     (708,053)      18,487    (11,896)
------------------------------------------------------------------------------------------------------------------------------

Increase (decrease)
   in net assets from operations                       101,311       94,194      127,323       186,275      237,227      7,884
------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                    5,619,954    5,903,130    4,343,151       143,160      180,914    116,553
     Loan interest                                      (1,840)         (33)        (198)         (178)        (130)      (138)
     Transfers (to) from the general account
      of Life of Virginia:
               Death benefits                           (1,302)          --           --       (25,232)          --         --
               Surrenders                               (7,042)     (25,025)      (2,620)      (14,027)     (22,038)   (15,289)
               Loans                                   (59,410)         215         (686)       (6,948)      (6,501)    (6,316)
               Cost of insurance and
                administrative expense (note 3)       (257,113)    (201,089)    (221,019)     (339,757)    (173,014)   (70,159)
               Transfer gain (loss)
                and transfer fees (note 3)             (28,760)    (164,726)    (122,409)      125,446      105,770        139
     Interfund transfers                            (4,363,145)  (5,222,614)  (3,495,580)      124,895    2,309,889     53,434
------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
 from capital transactions                             901,342      289,858      500,639         7,359    2,394,890     78,224
------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                    1,002,653      384,052      627,962       193,634    2,632,117     86,108

Net assets at beginning of year                      1,402,952    1,018,900      390,938     3,085,667      453,550    367,442
-------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                            2,405,605    1,402,952    1,018,900     3,279,301    3,085,667    453,550
===============================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT II



===================================================================================================================================
                                                                               Life of Virginia Series Fund, Inc. (continued)
                                                                      -------------------------------------------------------------
                                                                          International                   Real Estate
                                                                        Equity Portfolio              Securities Portfolio
                                                                      -------------------------------------------------------------
                                                                                   Period from                  Period from
                                                                                     August 25,                  October 5,
                                                                       Year ended      1995 to   Year ended        1995 to
                                                                     December 31,  December 31, December 31,   December 31,
                                                                             1996         1995         1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
From operations:
     Net investment income                                             $    1,732          165        1,621             22
     Net realized gain                                                        510            4          381             --
     Unrealized appreciation
      (depreciation) on investments                                          (839)         193        2,468              4
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                      1,403          362        4,470             26

From capital transactions:
     Net premiums                                                          18,822        3,961       15,327            143
     Loan interest                                                              7           --           --             --
     Transfers (to) from the general account
      of Life of Virginia:
               Death benefits                                                  --           --           --             --
               Surrenders                                                  (1,403)          --         (347)            --
               Loans                                                         (229)          --           --             --
               Cost of insurance and
                administrative expense (note 3)                            (3,119)        (316)      (1,892)           (31)
               Transfer gain (loss)
                and transfer fees (note 3)                                     86           (5)         190              2
     Interfund transfers                                                   10,273        5,381       12,060            264
----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                           24,437        9,021       25,338            378
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                     25,840        9,383       29,808            404

Net assets at beginning of period                                           9,383           --          404             --
----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                            $   35,223        9,383       30,212            404
==================================================================================================================================


LIFE OF VIRGINIA SEPARATE ACCOUNT II

========================================================================================================================
                                                                   Oppenheimer Variable Account Fund
                                                     -------------------------------------------------------------------

                                                                       Money                              Bond
                                                                       Fund                               Fund
                                                     -------------------------------------  --------------------------------
                                                            Year ended December 31,              Year ended December 31,
                                                           1996        1995        1994        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income (expense)                 $       193         580         259      14,915       7,521      3,738
     Net realized gain (loss)                                 --          --          --         128         407        (60)
     Unrealized appreciation
      (depreciation) on investments                           --          --          --      (3,916)      9,889     (4,975)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
 net assets from operations                                  193         580         259      11,127      17,817     (1,297)

From capital transactions:
     Net premiums                                             --       7,628       2,919      41,062      36,446     42,700
     Loan interest                                            --          --          --          (2)          1         --
     Transfers (to) from the general account
      of Life of Virginia:
               Death benefits                                 --          --          --          --          --         --
               Surrenders                                     --        (954)         --      (3,478)     (1,208)      (203)
               Loans                                          --          --          --          --        (134)        --
               Cost of insurance and
                administrative expense (note 3)             (997)     (1,976)     (1,381)    (21,145)    (15,526)   (11,652)
               Transfer gain (loss)
                and transfer fees (note 3)                    (8)        (12)         38           6         (54)       (44)
     Interfund transfers                                 (10,491)     (3,849)      7,234      50,864      63,844     20,767
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from capital transactions                               (11,496)        837       8,810      67,307      83,369     51,568
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                        (11,303)      1,417       9,069      78,434     101,186     50,271

Net assets at beginning of year                           12,010      10,593       1,524     191,406      90,220     39,949
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $     707      12,010      10,593     269,840     191,406     90,220
=================================================================================================================================



=================================================================================================================================
                                                              Oppenheimer Variable Account Fund
                                                 --------------------------------------------------------------------------------
                                                                 Capital
                                                               Appreciation                              Growth
                                                                  Fund                                    Fund
                                                     ---------------------------------      -----------------------------------
                                                          Year ended December 31,                  Year ended December 31,
                                                      1996         1995         1994         1996           1995         1994
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income (expense)                 85,790        (4,781)      38,258        64,832         6,605          33
     Net realized gain (loss)                       128,677        57,411       (5,894)       59,611        22,586       6,108
     Unrealized appreciation
      (depreciation) on investments                 103,509       281,347      (41,031)      113,315       125,878      (2,215)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
 net assets from operations                         317,976       333,977       (8,667)      237,758       155,069       3,926

From capital transactions:
     Net premiums                                   615,934       394,900      436,547       310,615       175,911     135,634
     Loan interest                                     (174)         (114)         (74)         (155)           12         (18)
     Transfers (to) from the general account
      of Life of Virginia:
               Death benefits                            --        (2,168)        (134)       (3,934)       (2,519)         --
               Surrenders                          (128,744)      (58,441)     (11,508)      (18,216)       (7,126)    (18,961)
               Loans                                 (8,425)       (9,348)     (10,450)      (21,680)       (5,542)        (39)
               Cost of insurance and
                administrative expense (note 3)    (242,592)     (174,402)     (99,843)     (107,526)      (61,493)    (38,468)
               Transfer gain (loss)
                and transfer fees (note 3)            6,908        (5,711)     (17,544)       (1,119)        2,839       1,716
     Interfund transfers                            270,794       151,112      295,377       266,465       216,857      90,274
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from capital transactions                          513,701       295,828      592,371       424,450       318,939     170,138
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                   831,677       629,805      583,704       662,208       474,008     174,064

Net assets at beginning of year                   1,510,387       880,582      296,878       817,665       343,657     169,593
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         2,342,064     1,510,387      880,582     1,479,873       817,665     343,657
==================================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT II

===================================================================================================================================
                                                                                   Oppenheimer Variable Account Fund
                                                                        ----------------------------------------------------------
                                                                                     High                        Multiple
                                                                                    Income                       Strategies
                                                                                     Fund                          Fund
                                                                        ------------------------------  --------------------------
                                                                            Year ended December 31,        Year ended December 31,
                                                                         1996       1995       1994     1996      1995        1994
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income                                        $     72,735    43,949     18,376     30,201    31,782    12,118
     Net realized gain (loss)                                            8,045     1,112     (2,786)    22,006     5,112     1,058
     Unrealized appreciation
      (depreciation) on investments                                     28,139    30,017    (25,264)    14,047    48,453   (16,980)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                      108,919    75,078     (9,674)    66,254    85,347    (3,804)
-----------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
     Net premiums                                                      311,435   225,228    205,911    122,291   183,632    98,195
     Loan interest                                                          16       179        (16)       (18)      (48)      (51)
     Transfers (to) from the general account of
      Life of Virginia:
               Death benefits                                          (18,532)     (386)      (225)   (17,498)       --        --
               Surrenders                                               (7,723)  (26,138)    (3,726)  (183,972)   (11,026)  (6,329)
               Loans                                                  (133,614)   (3,839)    (8,327)      (729)      (617)    (288)
               Cost of insurance and
                administrative expense (note 3)                            559  (106,764)   (70,347)   (50,034)   (67,361) (48,099)
               Transfer gain (loss)
                and transfer fees (note 3)                             111,802       692       (422)     6,336       (572)  (1,398)
     Interfund transfers                                                    --   132,318    138,398     87,158     52,156  137,152
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from capital transactions                                             263,943   221,290    261,246    (36,466)   156,164  179,182
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                 372,862   296,368    251,572     29,788    241,511  175,378

Net assets at beginning of year                                        619,885   323,517     71,945    544,873    303,362  127,984
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                            $ 992,747   619,885    323,517    574,661    544,873  303,362
===================================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT II

=======================================================================================================================
                                                             Variable Insurance Products Fund
                                          -----------------------------------------------------------------------------
                                                                                             High
                                                      Money Market                          Income
                                                        Portfolio                          Portfolio
                                               -----------------------------     -----------------------------
                                                 Year ended December 31,             Year ended December 31,
                                               1996        1995        1994        1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $  15,364     30,350      4,706       22,656       11,226      8,885
   Net realized gain (loss)                         --         --         --        7,114        4,603        (69)
   Unrealized appreciation
    (depreciation) on investments                   --         --         --        1,632       25,411    (12,284)
-----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
 from operations                                15,364     30,350      4,706       31,402       41,240     (3,468)
-----------------------------------------------------------------------------------------------------------------------

From capital transactions:
   Net premiums                                  1,850     96,485    459,738           --       91,883     83,545
   Loan interest                                   (14)       102        (32)         (22)         245          1
   Transfers (to) from the general account
    of Life of Virginia:
       Death benefits                               --         --         --           --         (393)      (143)
       Surrenders                              (19,871)    (2,975)        --      (36,177)      (6,219)   (13,554)
       Loans                                    (1,250)        --     (3,125)      (2,449)          --     (8,677)
       Cost of insurance and
        administrative expense (note 3)        (30,816)   (65,636)   (28,427)     (30,421)     (49,478)   (33,264)
       Transfer gain (loss)
        and transfer fees (note 3)              (5,041)      (991)     6,932         (553)         373        (44)
   Interfund transfers                         (89,691)  (162,335)    93,040      (34,288)      36,951     60,841
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from capital transactions                    (144,833)  (135,350)   528,126     (103,910)      73,362     88,705
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets             (129,469)  (105,000)   532,832      (72,508)     114,602     85,237

Net assets at beginning of year                445,122    550,122     17,290      285,720      171,118     85,881
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                    $ 315,653    445,122    550,122      213,212      285,720    171,118
========================================================================================================================



========================================================================================================================
                                                                Variable Insurance Products Fund
                                                ------------------------------------------------------------------------
                                                            Equity-
                                                            Income                             Growth
                                                           Portfolio                          Portfolio
                                                ------------------------------    ------------------------------------
                                                     Year ended December 31,             Year ended December 31,
                                                   1996       1995        1994       1996        1995           1994
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                68,759      63,574     27,393      188,077      (7,518)      33,781
   Net realized gain (loss)                       98,124      44,633     (8,219)     342,839     237,960       (6,352)
   Unrealized appreciation
     (depreciation) on investments               149,934     255,114    (15,896)    (104,224)    415,406      (16,629)
------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
 from operations                                 316,817     363,321      3,278      426,692     645,848       10,800
------------------------------------------------------------------------------------------------------------------------

From capital transactions:
   Net premiums                                  923,240     487,170    213,828      928,744     621,255      656,784
   Loan interest                                     (54)         34        (29)        (476)     (2,442)         (55)
   Transfers (to) from the general account
    of Life of Virginia:
      Death benefits                             (22,109)        --         --       (24,929)     (2,486)        (219)
      Surrenders                                (120,408)    (19,474)   (12,023)    (179,684)    (78,450)     (56,950)
      Loans                                      (12,984)     (4,694)       550      (72,457)      5,101         (935)
      Cost of insurance and
       administrative expense (note 3)          (336,646)   (199,167)   (85,059)    (419,528)   (324,187)    (188,583)
      Transfer gain (loss)
       and transfer fees (note 3)                 18,395       3,592       (459)      34,069     (20,621)     (14,996)
   Interfund transfers                           643,935     410,782    311,214      (78,376)    590,049      478,565
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from capital transactions                     1,093,369     678,243    428,022      187,363     788,219      873,611
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets              1,410,186   1,041,564    431,300      614,055   1,434,067      884,411

Net assets at beginning of year                1,810,632     769,068    337,768    2,996,591   1,562,524      678,113
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      3,220,818   1,810,632    769,068    3,610,646   2,996,591    1,562,524
========================================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT II

===================================================================================================================================
                                               Variable Insurance Products Fund              Variable Insurance Products Fund II
                                          ----------------------------------------       ------------------------------------------
                                                                                                           Asset
                                                          Overseas                                        Manager
                                                          Portfolio                                      Portfolio
                                          ----------------------------------------       ------------------------------------------



                                                     Year ended December 31,                   Year ended December 31,
                                                1996               1995         1994           1996          1995        1994
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income (expense)         $   25,110            (1,446)     (2,820)        163,748        21,781      15,894
     Net realized gain (loss)                    39,291             6,569     (16,479)        105,006        25,753      (2,448)
     Unrealized appreciation
      (depreciation) on investments             126,664           107,430     (45,747)         98,064       313,566     (80,899)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from operations                                191,065           112,553     (65,046)        366,818       361,100     (67,453)
-----------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
     Net premiums                               455,202           445,508     426,790         695,446       756,041     858,361
     Loan interest                                  (10)              (29)       (113)            (44)          209         (20)
     Transfers (to) from the general account
      of Life of Virginia:
               Death benefits                    (3,636)               --          --         (22,120)       (1,919)         --
               Surrenders                       (76,054)          (19,836)     (6,869)       (107,389)      (51,751)    (11,317)
               Loans                            (29,577)           (7,544)     (5,299)             70       (20,572)     (8,489)
               Cost of insurance and
                administrative expense (note 3)(199,651)         (190,510)   (104,233)       (341,676)     (352,049)   (241,348)
               Transfer gain (loss) and
                transfer fees (note 3)            5,668           (13,025)     (2,893)            (36)       (3,037)     (7,230)
     Interfund transfers                         (2,943)          233,172     359,446        (462,667)      294,547     849,854
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from capital transactions                      148,999           447,736     666,829        (238,416)      621,469   1,439,811
-----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                          340,064           560,289     601,783         128,402       982,569   1,372,358

Net assets at beginning of period             1,420,566           860,277     258,494       2,752,350     1,769,781     397,423
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                 $ 1,760,630         1,420,566     860,277       2,880,752     2,752,350   1,769,781
===================================================================================================================================



======================================================================================
                                                Variable Insurance Products Fund II
                                             -----------------------------------------
                                                            Contrafund
                                                             Portfolio
                                              ----------------------------------------
                                                                     Period from
                                                                      February 7,
                                                   Year ended            1995 to
                                                   December 31,       December 31,
                                                         1996              1995
--------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income (expense)                     (1,644)             2,770
     Net realized gain (loss)                            14,028              2,651
     Unrealized appreciation
      (depreciation) on investments                     119,895             12,626
--------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from operations                                        132,279             18,047
--------------------------------------------------------------------------------------
From capital transactions:
     Net premiums                                       331,802            104,232
     Loan interest                                          107                  4
     Transfers (to) from the general account
      of Life of Virginia:
               Death benefits                                --                 --
               Surrenders                                (8,625)                --
               Loans                                     (4,921)              (396)
               Cost of insurance and
                administrative expense (note 3)         (91,674)           (18,015)
               Transfer gain (loss) and
                transfer fees (note 3)                    1,153              3,247
     Interfund transfers                                398,084            180,143
--------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from capital transactions                              625,926            269,215
--------------------------------------------------------------------------------------

Increase in net assets                                  758,205            287,262

Net assets at beginning of period                       287,262                 --
--------------------------------------------------------------------------------------
Net assets at end of period                 $         1,045,467            287,262
======================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT II


===================================================================================================================================
                                                                                  Advisers Management Trust
                                                          -------------------------------------------------------------------------

                                                                     Balanced                                      Bond
                                                                    Portfolio                                    Portfolio
                                                          ---------------------------------   -------------------------------------
                                                                Year ended December 31,               Year ended December 31,
                                                          1996        1995           1994      1996          1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income (expense)                   $   39,731      3,705        2,581      6,487         2,348            (50)
     Net realized gain (loss)                               4,564      5,430        1,226         38           450            (50)
     Unrealized appreciation
      (depreciation) on investments                       (28,989)    43,147       (8,138)    (3,678)        3,567            461
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from operations                                           15,306     52,282       (4,331)     2,847         6,365            361
-----------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
     Net premiums                                              --     52,871      128,528         --        37,211         17,926
     Loan interest                                             (7)         6            1         --            --             --
     Transfers (to) from the general account
      of Life of Virginia:
               Death benefits                              (16,809)   (1,989)          --         --            --             --
               Surrenders                                   (3,543)   (3,754)      (6,026)        --        (3,175)            --
               Loans                                            --      (305)        (211)        --            --             --
               Cost of insurance
                and administrative expense (note 3)        (16,515)  (24,013)     (17,394)    (3,975)       (6,373)         (3,036)
               Transfer gain (loss) and
                transfer fees (note 3)                        (143)        7         (936)       (55)         (170)            111
      Interfund transfers                                  (26,358)    5,186       16,186    (11,128)        5,181          31,747
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from capital transactions                                 (63,375)   28,009      120,148    (15,158)       32,674          46,748
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                          (48,069)   80,291      115,817    (12,311)       39,039          47,109

Net assets at beginning of year                            292,083   211,792       95,975     91,855        52,816           5,707
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $ 244,014   292,083      211,792     79,544        91,855          52,816
===================================================================================================================================




==================================================================================================
                                                               Advisers Management Trust
                                                     --------------------------------------------


                                                                          Growth
                                                                         Portfolio
                                                                  Year ended December 31,
                                                          1996            1995             1994
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income (expense)                      12,575           3,386         3,420
     Net realized gain (loss)                              4,264           6,665          (362)
     Unrealized appreciation
      (depreciation) on investments                       (6,024)         29,994        (6,943)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from operations                                          10,815          40,045        (3,885)
-------------------------------------------------------------------------------------------------
From capital transactions:
     Net premiums                                             30          43,607        72,306
     Loan interest                                          (118)              2             7
     Transfers (to) from the general account
      of Life of Virginia:
               Death benefits                                 --              --            --
               Surrenders                                     --          (9,384)       (2,502)
               Loans                                      (4,361)         (1,132)         (487)
               Cost of insurance
                and administrative expense (note 3)       (8,829)        (13,364)       (8,077)
               Transfer gain (loss) and
                transfer fees (note 3)                       273            (357)          650
      Interfund transfers                                (24,783)         (2,815)       15,771
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from capital transactions                               (37,788)         16,557        77,668
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                        (26,973)         56,602        73,783

Net assets at beginning of year                          161,522         104,920        31,137
-------------------------------------------------------------------------------------------------
Net assets at end of year                                134,549         161,522       104,920
=================================================================================================

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statement of Changes in Net Assets, Continued


===================================================================================================================================
                                                                                      Federated Investors
                                                                                       Insurance Series
                                                        ---------------------------------------------------------------------------
                                                                                      High
                                                          American                   Income
                                                           Leaders                    Bond                        Utility
                                                           Fund II                  Fund II                       Fund II
                                                         -------------  --------------------------------  -------------------------
                                                          Period from                      Period from                  Period from
                                                          August 14,                        October 31,                  March 22,
                                                             1996 to       Year ended           1995 to    Year ended     1995 to
                                                         December 31,     December 31,      December 31,  December 31,  December 31
                                                                1996              1996             1995         1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income (expense)                    $          7             1,465               6        1,919          730
     Net realized gain (loss)                                      4                51              --        2,332          167
     Unrealized appreciation
      (depreciation) on investments                               29             1,038              35          700        3,982
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                 40             2,554              41        4,951        4,879
-----------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
      Net premiums                                               941            18,547               8       27,264       39,132
      Loan interest                                               --                --              --           --           --
      Transfers (to) from the general account
       of Life of Virginia:
               Surrenders                                         --                --              --          (60)          --
               Loans                                              --                --              --           --           --
               Cost of insurance (note 3)                       (101)           (3,746)            (74)      (6,249)      (3,417)
               Transfer gain (loss) and
                transfer fees (note 3)                            (1)              362              62         (372)          30
      Interfund transfers                                      1,391             9,630           8,214          236       20,946
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions               2,230            24,793           8,210       20,819       56,691
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                         2,270            27,347           8,251       25,770       61,570

Net assets at beginning of period                                 --             8,251              --       61,570           --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                             $      2,270            35,598           8,251       87,340       61,570
===================================================================================================================================




==================================================================================================================================


                                                        -------------------------------------------------------------------------
                                                                                           Alger American
                                                                         Small
                                                                          Cap                             Growth
                                                                        Portfolio                        Portfolio
                                                        --------------------------------------------------------------------------
                                                                                 Period from                       Period from
                                                                                 October 11,                        October 23,
                                                            Year ended             1995 to           Year ended       1995 to
                                                          December 31,          December 31,        December 31,     December 31,
                                                               1996                1995                 1996          1995
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
     Net investment income (expense)                             (1,157)                (24)               1,465           (12)
     Net realized gain (loss)                                     4,156                 (52)               1,107             7
     Unrealized appreciation
      (depreciation) on investments                              (4,745)               (436)              (1,956)          147
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                (1,746)               (512)                 616           142
-------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
      Net premiums                                              151,593               4,392              180,079         2,473
      Loan interest                                              (3,345)                 --                   31             2
      Transfers (to) from the general account
       of Life of Virginia:
               Surrenders                                        (1,160)                 --               (1,243)          --
               Loans                                            (13,496)                 --                  (956)          --
               Cost of insurance (note 3)                       (37,209)               (879)             (34,162)         (500)
               Transfer gain (loss) and
                transfer fees (note 3)                            9,170                 208                6,248           170
      Interfund transfers                                       281,412              33,347            1,232,717        20,967
------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions                386,965              37,068            1,382,714        23,112
------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                          385,219              36,556            1,383,330        23,254

Net assets at beginning of period                                36,556                  --               23,254            --
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                     421,775              36,556            1,406,584        23,254
==============================================================================================================================


LIFE OF VIRGINIA SEPARATE ACCOUNT II



----------------------------------------------------------------------------------------------------------
                                                                   Janus Aspen Series
                                               -----------------------------------------------------------
                                                                            Aggressive
                                                                          Growth Portfolio
                                                               -------------------------------------------
                                                                                               Period from
                                                                                                  March 8,
                                                                  Year ended    Year ended         1994 to
                                                                December 31,  December 31,    December 31,
                                                                        1996          1995            1994
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
          Net investment income (expense)                    $         2,991         4,497             650
          Net realized gain (loss)                                    49,684        24,104             688
          Unrealized appreciation (depreciation)
               on investments                                         (6,584)       74,041           4,935
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                     46,091       102,642           6,273
----------------------------------------------------------------------------------------------------------
From capital transactions:
          Net premiums                                               440,252       272,031          20,533
          Loan interest                                                   50           101               4
          Transfers (to) from the general account of
              Life of Virginia:
                        Death benefits                                  (155)          --               --
                        Surrenders                                   (55,525)       (6,433)
                        Loans                                         (9,797)         (590)           (355)
                        Cost of insurance and administrative
                            expense (note 3)                        (128,435)      (69,676)         (5,600)
                        Transfer gain (loss) and transfer
                            fees (note 3)                              5,450        10,642           1,698
          Interfund transfers                                        161,707       197,192          94,959

----------------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions                     413,547       403,267         111,239

Increase in net assets                                               459,638       505,909         117,512

----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                    623,421       117,512              --

----------------------------------------------------------------------------------------------------------
Net assets at end of period                                  $     1,083,059       623,421         117,512
----------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------
                                                        Janus Aspen Series
                                               -----------------------------------------------------------
                                                                          Growth Portfolio
                                                               -------------------------------------------
                                                                                               Period from
                                                                                                  March 8,
                                                                 Year ended     Year ended         1994 to
                                                               December 31,   December 31,    December 31,
                                                                       1996           1995            1994
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
          Net investment income (expense)                            16,388          5,871              84
          Net realized gain (loss)                                   21,606          8,766           1,024
          Unrealized appreciation (depreciation)
               on investments                                        67,602         33,088          (1,179)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations                   105,596         47,725             (71)
----------------------------------------------------------------------------------------------------------
From capital transactions:
          Net premiums                                              350,437        130,419          20,151
          Loan interest                                                  59             --              --
          Transfers (to) from the general account of
              Life of Virginia:
                        Death benefits                                 (151)            --              --
                        Surrenders                                  (67,362)          (364)             --
                        Loans                                        (5,035)           (28)             --
                        Cost of insurance and administrative
                            expense (note 3)                        (88,814)       (39,647)         (5,932)
                        Transfer gain (loss) and transfer
                            fees (note 3)                             5,548          1,834              42
          Interfund transfers                                       454,994        138,995          65,214

----------------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions                    649,676        231,209          79,475

Increase in net assets                                              755,272        278,934          79,404

----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   358,338         79,404              --

----------------------------------------------------------------------------------------------------------
Net assets at end of period                                       1,113,610        358,338          79,404
----------------------------------------------------------------------------------------------------------







                                                             Janus Aspen Series
                                         -----------------------------------------------------------
                                                                       Worldwide
                                                                    Growth Portfolio
                                                         -------------------------------------------
                                                                                         Period from
                                                                                            March 8,
                                                           Year ended     Year ended         1994 to
                                                         December 31,   December 31,    December 31,
                                                                 1996           1995            1994
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
          Net investment income (expense)                      11,083          (641)            (280)
          Net realized gain (loss)                            102,324         8,523             (232)
          Unrealized appreciation (depreciation)
               on investments                                  66,974        56,274           (2,201)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations             180,381        64,156           (2,713)
----------------------------------------------------------------------------------------------------
From capital transactions:
          Net premiums                                        381,650       165,843           53,431
          Loan interest                                           270            --                4
          Transfers (to) from the general account of
              Life of Virginia:
                        Death benefits                             --            --               --
                        Surrenders                            (40,322)       (6,089)              --
                        Loans                                 (19,483)            5          (10,988)
                        Cost of insurance and administrative
                            expense (note 3)                 (115,529)      (55,173)         (11,136)
                        Transfer gain (loss) and transfer
                            fees (note 3)                       8,504         1,721            1,100
          Interfund transfers                                 610,432        97,041          118,182

----------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions              825,522       203,348          150,593

Increase in net assets                                      1,005,903       267,504          147,880

----------------------------------------------------------------------------------------------------
Net assets at beginning of period                             415,384       147,880               --

----------------------------------------------------------------------------------------------------
Net assets at end of period                                 1,421,287       415,384          147,880
----------------------------------------------------------------------------------------------------



LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statement of Changes in Net Assets, Continued



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Janus Aspen Series (continued)
                                                                  -----------------------------------------------------------------
                                                                                                   Flexible          International
                                                                                Balanced            Income              Growth
                                                                                Portfolio          Portfolio           Portfolio

                                                                   ------------------------- ------------------------  ------------

                                                                               Period from                Period from  Period from
                                                                              November 14,                December 20,      July 9,
                                                                  Year ended       1995 to    Year ended      1995 to      1996 to
                                                                December 31,  December 31,  December 31,  December 31, December 31,
                                                                        1996          1995          1996          1995         1996
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
From operations:
          Net investment income                                 $      2,566         518         507              1          96
          Net realized gain                                            2,098         395          13             --         152
          Unrealized appreciation (depreciation) on investments       14,575       2,467          83             (1)      1,040
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                19,239       3,380         603             --       1,288
----------------------------------------------------------------------------------------------------------------------------------
From capital transactions:
          Net premiums                                                19,054         336       3,048             13      19,750
          Loan interest                                                   --          --          --             --          --
          Transfers (to) from the general account of
               Life of Virginia:
                        Death benefits                                    --          --          --             --          --
                        Surrenders                                        --          --          --             --          --
                        Loans                                             --          --          --             --          --
                        Cost of insurance (note 3)                   (11,055)       (792)       (840)            (4)     (1,705)
                        Transfer gain (loss) and transfer fees
                           note 3)                                     1,193        (248)          1              1         (43)
          Interfund transfers                                         63,919      73,750       6,026             35      34,648
---------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from capital transactions                      73,111      73,046       8,235             45      52,650
---------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                92,350      76,426       8,838             45      53,938

Net assets at beginning of period                                     76,426          --          45             --          --
----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                     $    168,776      76,426       8,883             45      53,938
----------------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Notes to Financial Statements

December 31, 1996

==============================================================================



   (1)   Description of Entity

         Life of Virginia Separate Account II (the Account) is a separate investment account established in 1986 by The Life Insurance Company of Virginia (Life of Virginia) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable life insurance policies issued by Life of Virginia. As of April 1, 1996, Life of Virginia is a wholly-owned subsidiary of GNA Corporation, which is a wholly-owned subsidiary of General Electric Capital Corporation. Prior to April 1, 1996, Life of Virginia was an indirect wholly-owned subsidiary of Aon Corporation (Aon).

         In May 1996, two new investment subdivisions were added to the Account. One of these subdivisions, the International Growth Portfolio, invests solely in a designated portfolio of the Janus Aspen Series, a series type mutual fund. The other new subdivision, the American Leaders Fund II, invests solely in a designated portfolio of the Federated Investors Insurance Series, a series type mutual fund.

         During 1995, nine new investment subdivisions were added to the Account. The Utility Fund II and High Income Bond Fund II each invests solely in a designated portfolio of the Federated Investors Insurance Series, a series type mutual fund. The Contrafund Portfolio invests solely in a designated portfolio of the Variable Insurance Products Fund II Portfolio, a series type mutual fund. The International Equity Portfolio and the Real Estate Securities Portfolio each invests solely in a designated portfolio of Life of Virginia Series Fund, Inc., a series type mutual fund. The Balanced Portfolio and Flexible Income Portfolio each invests solely in a designated portfolio of the Janus Aspen Series, a series type mutual fund. The Growth Portfolio and Small Cap Portfolio each invests solely in a designated portfolio of the Alger American Fund, a series type mutual fund.

         In November 1995, six subdivisions were closed to new money. Three of these subdivisions, the Balanced Portfolio, Bond Portfolio, and Growth Portfolio each invests solely in a designated portfolio of the Advisers Management Trust, a series type mutual fund. The fourth and fifth closed subdivisions, the Money Market Portfolio and High Income Portfolio, each invested solely in a designated portfolio of the Variable Insurance Products Fund, a series type mutual fund. The sixth closed subdivision, the Money Fund invests solely in a designated portfolio of the Oppenheimer Variable Account Fund, a series type mutual fund.

   (2)   Summary of Significant Accounting Policies

         Investments

         Investments are stated at fair value which is based on the underlying net asset value per share of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.

   (2)   Continued

         The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or period ended December 31, 1996, were:



                                                       Cost of        Proceeds
                                                        Shares            from
         Fund/Portfolio                               Acquired     Shares Sold
         ----------------------------------------------------------------------

         Life of Virginia Series Fund, Inc.:

         Common Stock Index                   $        725,624         332,391
         Government Securities                          52,192          64,304
         Money Market                               25,454,726      25,288,621
         Total Return                                2,985,814       3,124,233
         International Equity                           35,558          14,525
         Real Estate                                    28,637           6,842

         Oppenheimer Variable Account Funds:

         Money                                           1,755          13,052
         Bond                                          154,561          72,368
         Capital Appreciation                        1,228,941         638,890
         Growth                                        840,978         355,349
         High Income                                   652,963         317,645
         Multiple Strategies                           279,145         291,709

         Variable Insurance Products Fund:

         Money Market                                  451,799         583,881
         High Income                                    27,321         108,081
         Equity-Income                               2,013,619         903,906
         Growth                                      3,600,702       3,256,739
         Overseas                                      693,475         524,739

         Variable Insurance Products Fund II:

         Asset Manager                               1,216,913       1,290,073
         Contrafund                                    803,124         180,039

         Advisers Management Trust:

         Balanced                                       42,743          66,218
         Bond                                           10,674          19,287
         Growth                                         15,040          40,542

         Federated Investors Insurance Series:

         American Leaders                                2,340             103
         High Income Bond                               29,690           3,868
         Utility                                       105,641          82,820

         Alger American:

         Small Cap                                     811,109         435,043
         Growth                                      1,559,296         216,067

         Janus Aspen Series:

         Aggressive Growth                             790,861         381,510
         Growth                                        841,915         214,540
         Worldwide Growth                            1,742,273         916,850
         Balanced                                      167,848          93,366
         Flexible Income                                 9,615             873
         International Growth                           65,883          13,300
         ----------------------------------------------------------------------

   (2)   Continued

         Federal Income Taxes

         The Account is not taxed separately because the operations of the Account are part of the total operations of Life of Virginia. Life of Virginia is taxed as a life insurance company under the Internal Revenue Code (the Code). Life of Virginia is included in the General Electric Capital Assurance Company consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (3)   Related Party Transactions

         Net premiums transferred from Life of Virginia to the Account represent gross premiums recorded by Life of Virginia on its flexible premium variable life insurance policies, less deductions of 7.5% retained as compensation for certain distribution expenses and premium taxes. In addition, there is a deferred sales charge of up to 45% of the first year's premiums. This charge will be deducted from the policy's cash value in equal installments at the beginning of each of the policy years two through ten with any remaining installments deducted at policy lapse or surrender. If a policy is surrendered or lapses during the first nine years, a charge is made by Life of Virginia to cover the expenses of issuing the policy.

         The charge is a stated percentage of the insurance amount and varies by the age of the policyholder when issued and period of time that the policy has been in force. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate Life of Virginia for the costs incurred in connection with the partial surrender.

         A charge based on the policy specified amount of insurance, death benefit option, cash values, duration, the insured's sex, issue age and risk class, is deducted from the policy cash values each month to compensate Life of Virginia for the cost of insurance and any benefits added by rider. In addition, Life of Virginia charges the Account for the mortality and expense risk that Life of Virginia assumes. This charge is deducted daily at an effective annual rate of .70% of the net assets of the Account. For policies issued on or after May 1, 1993, Life of Virginia will deduct a monthly administrative charge of $6 from the policy cash value and for policies issued prior to May 1, 1993, Life of Virginia will deduct a monthly administrative charge of $5 from the policy cash value.

   (3)   Continued

         Gains or losses resulting from the processing time between the crediting of an initial net premium and the investment of that premium are charged to Life of Virginia. In addition, any such gain or loss resulting from the processing time between a request for policy surrender and the sale of the underlying shares is also charged to Life of Virginia.

         Life of Virginia Series Fund, Inc. (the Fund) is an open-end diversified management investment company whose shares are sold to Life of Virginia's Separate Accounts.

         Forth Financial Securities Corporation (FFSC), a wholly-owned subsidiary of GNA Corporation, acts as principal underwriter (as defined in The Investment Company Act of 1940) of the Account's policies pursuant to an agreement with Life of Virginia.

         Aon Advisors, Inc. (Investment Advisor), a wholly-owned subsidiary of Aon, serves as investment advisor to the Fund and provides portfolio management, investment advice, and related administrative services for the Fund. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the Common Stock Index Portfolio, .50% for the Government Securities, Money Market and Total Return Portfolios, 1.00% for the International Equity Portfolio and .85% for the Real Estate Securities Portfolio. Effective July 1, 1994, the investment advisor agreed to waive a portion of the advisory fee for the Money Market Portfolio such that the effective annual rate is .10%.

         Certain officers and directors of Life of Virginia are also officers and directors of FFSC and the Fund.

===============================================================================

[logo]




                   THE LIFE INSURANCE COMPANY OF
                   VIRGINIA AND SUBSIDIARIES

                   CONSOLIDATED FINANCIAL STATEMENTS

                   DECEMBER 31, 1996, 1995, AND 1994

                   (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                         [KPMG PEAT MARWICK LETTERHEAD]


Suite 1900
1021 East Cary Street
Richmond, VA 23219-4023


                          INDEPENDENT AUDITORS' REPORT


Board of Directors
The Life Insurance Company of Virginia


We have audited the accompanying consolidated balance sheets of The Life Insurance Company of Virginia (an indirect wholly-owned subsidiary of General Electric Capital Corporation) and subsidiaries as of December 31, 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for the nine months ended December 31, 1996. We have also audited the preacquisition statements of income, stockholders' equity and cash flows for the three months ended March 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying financial statements of the Life Insurance Company of Virginia as of and for the years ended December 31, 1995 and 1994, were audited by other auditors whose report, dated February 8, 1996 on those financial statements included an explanatory paragraph that described the change in the company's method of accounting for certain investments.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Life Insurance Company of Virginia and subsidiaries as of December 31, 1996, and the results of their operations and their cash flows for the nine month period ended December 31, 1996 and the preacquisition three month period ended March 31, 1996 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.


                                                  /s/ KPMG PEAT MARWICK LLP

January 15, 1997

                       [LETTERHEAD OF ERNST & YOUNG LLP]


                         Report of Independent Auditors

Board of Directors
The Life Insurance Company of Virginia


We have audited the accompanying consolidated statement of financial position of The Life Insurance Company of Virginia and subsidiaries as of December 31, 1995, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Life Insurance Company of Virginia and subsidiaries at December 31, 1995, and the consolidated results of their operations and their cash flows for each of the two years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Notes 1 and 2, the Company changed its method of accounting for certain investments in 1994.

                                    /s/ Ernst & Young LLP

Richmond, Virginia
February 8, 1996

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 1996 and 1995
(in millions)


--------------------------------------------------------------------------------------------------------------------
                                                                                                    Preacquisition
ASSETS                                                                                    1996                1995
--------------------------------------------------------------------------------------------------------------------
Investments:
    Fixed maturities:
       Available for sale - at fair value; (amortized cost:
            December 31, 1996 - $5,102.2; 1995 - $4,267.2)                    $          5,142.7             4,411.0
    Equity securities - at fair value
       Common stocks (cost:  December 31, 1996 - $31.6; 1995 - $31.5)                       34.7                35.4
       Preferred stocks (cost:  December 31, 1996 - $123.5; 1995 - $102.2)                 130.8               121.5
    Mortgage loans on real estate (net of reserve for losses:
       December 31, 1996 - $20.8; 1995 - $23.6)                                            585.4               592.5
    Real estate (net of accumulated depreciation:  December 31, 1996 -
       $4.4; 1995 - $5.6)                                                                   19.4                36.6
    Policy loans                                                                           179.5               151.7
    Short-term investments                                                                  42.4                81.7
--------------------------------------------------------------------------------------------------------------------

Total investments                                                                        6,134.9             5,430.4
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                         6.4                 1.6
Receivables:
    Premiums and other                                                                      21.0                13.5
    Accrued investment income                                                              116.6                72.3
    Receivable from affiliates, net                                                          -                 558.4
--------------------------------------------------------------------------------------------------------------------
Total receivables                                                                          137.6               644.2

Deferred policy acquisition costs                                                           70.3               363.9

Goodwill (net of accumulated amortization:  December 31, 1996 - $5.0)                      125.4                 -

Present value of future profits
    (net of accumulated amortization:  December 31, 1996 - $45.2;                          419.2                32.6
    1995 - $32.5)

Property and equipment at cost
    (net of accumulated depreciation:  December 31, 1996 - $1.7;                             1.7                 3.7
    1995 - $18.4)

Deferred income tax benefit                                                                 72.9                 -

Other assets                                                                                12.3                65.9

Assets held in separate accounts                                                         2,762.7             2,019.6
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                             9,743.4             8,561.9
--------------------------------------------------------------------------------------------------------------------

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES

December 31, 1996 and 1995
(in millions, except share data)


--------------------------------------------------------------------------------------------------------------------
                                                                                                    Preacquisition
LIABILITIES AND STOCKHOLDERS' EQUITY                                                      1996                1995
--------------------------------------------------------------------------------------------------------------------
Policy liabilities:
    Future policy benefits                                                    $            518.3               472.4
    Policy and contract claims                                                              69.1                31.7
    Unearned and advance premiums                                                            0.1                 0.3
    Other policyholder funds                                                             5,094.4             5,013.9
--------------------------------------------------------------------------------------------------------------------

Total policy liabilities                                                                 5,681.9             5,518.3

General liabilities:
    Payable to affiliate, net                                                                8.8                 -
    Commissions and general expenses                                                        46.8                12.8
    Current income taxes                                                                    45.4                 9.5
    Deferred income taxes                                                                    -                  75.5
    Other liabilities                                                                      192.2               104.3
    Liabilities related to separate accounts                                             2,762.7             2,019.6
--------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                        8,737.8             7,740.0
--------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENT LIABILITIES
--------------------------------------------------------------------------------------------------------------------

Stockholders' equity:
    Common stock - $1,000 par value:
       Authorized, issued and outstanding:  4,000 shares                                     4.0                 4.0
    Paid-in additional capital                                                             928.1               749.1
    Net unrealized investment gains                                                         19.4               103.1
    Retained earnings (deficit)                                                             54.1               (34.3)
--------------------------------------------------------------------------------------------------------------------

Total stockholders' equity                                                               1,005.6               821.9
--------------------------------------------------------------------------------------------------------------------

Total liabilities and stockholders' equity                                               9,743.4             8,561.9
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES

Consolidated Statements of Income

For the periods from April 1, 1996 to December 31, 1996 and from January 1, 1996 to March 31, 1996, and the years ended December 31, 1995 and 1994 (in millions)



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Preacquisition
                                                                              -----------------------------------------------
                                                                 Nine months   Three months
                                                                       ended          ended         Year ended   Year ended
                                                                December 31,      March 31,       December 31,  December 31,
                                                                        1996           1996               1995          1994
-----------------------------------------------------------------------------------------------------------------------------
REVENUE
    Premiums and policy fees                                 $          154.7          92.4              179.3         218.8
    Separate account fees                                                23.1           5.9               17.7          11.3
    Net investment income (note 2)                                      334.4         112.0              402.1         490.6
    Realized investment gains (losses) (note 2)                           6.0           9.0              (76.5)        (25.8)
    Other income                                                          0.6           1.0                2.8           8.5
-----------------------------------------------------------------------------------------------------------------------------

Total revenue earned                                                    518.8         220.3              525.4         703.4
-----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
    Benefits to policyholders                                           326.4         166.0              372.9         477.1
    Commissions and general expenses                                     53.2          28.8               43.7          75.7
    Amortization of intangibles                                          50.1           0.6                3.2           5.1
    Amortization of deferred policy acquisition costs                     3.2           6.0               39.3          57.1
-----------------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                             432.9         201.4              459.1         615.0

INCOME BEFORE INCOME TAX                                                 85.9          18.9               66.3          88.4
    Provision for income tax (note 3)
       Current expense (benefit)                                         39.7          (3.8)              37.9          21.0
       Deferred expense (benefit)                                        (7.9)         10.8              (10.8)         (5.7)
-----------------------------------------------------------------------------------------------------------------------------

                                                                         31.8           7.0               27.1          15.3

NET INCOME (LOSS)                                            $           54.1          11.9               39.2          73.1
-----------------------------------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES

Consolidated Statements of Stockholders' Equity

For the periods from April 1, 1996 to December 31, 1996 and from January 1, 1996 to March 31, 1996, and the years ended December 31, 1995 and 1994 (in millions)


-------------------------------------------------------------------------------------------------------------------
                                                                                              Preacquisition
                                                                     ----------------------------------------------
                                                        Nine months   Three months
                                                              ended          ended       Year ended     Year ended
                                                       December 31,      March 31,     December 31,   December 31,
                                                               1996           1996             1995           1994
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK
    $1,000 par value common stock, authorized,
       issued and outstanding 4,000 in 1996,
       1995 and 1994)
    Balance at beginning and end of period              $       4.0            4.0                4.0          4.0

PAID-IN ADDITIONAL CAPITAL
    Balance at beginning of period                            818.4          749.1              704.1        704.1
       Adjustment to reflect purchase method (note 1)         109.7            -                  -            -
       Capital contribution from parent (notes 4, 7)            -             69.3               45.0          -
-------------------------------------------------------------------------------------------------------------------

Balance at end of period                                      928.1          818.4              749.1        704.1

NET UNREALIZED INVESTMENT GAINS (LOSSES)
    Balance at beginning of period                             11.9          103.1              (97.5)        23.6
       Adjustment to reflect purchase method
           (note 1)                                           (11.9)           -                  -            -
       Effect of change in accounting principles
           at January 1 (note 2)                                -              -                  -           25.1
       Net unrealized investment gains (losses)                19.4          (91.2)             200.6       (146.2)
-------------------------------------------------------------------------------------------------------------------

Balance at end of period                                       19.4           11.9              103.1        (97.5)

NET FOREIGN EXCHANGE GAINS (LOSSES)
    Balance at beginning of period                              -              -                 (3.0)        (2.3)
       Net foreign exchange gains (losses)                      -              -                  3.0         (0.7)
-------------------------------------------------------------------------------------------------------------------

Balance at end of period                                        -              -                  -           (3.0)

RETAINED EARNINGS (DEFICIT)
    Balance at beginning of period                            (22.4)         (34.3)             159.8        126.7
       Adjustment to reflect purchase method
           (note 1)                                            22.4            -                  -            -
       Net income                                              54.1           11.9               39.2         73.1
       Dividends to stockholder                                 -              -                (40.0)       (40.0)
       Stock dividend to affiliate (note 7)                     -              -               (193.3)         -
-------------------------------------------------------------------------------------------------------------------

Balance at end of period                                       54.1          (22.4)             (34.3)       159.8
-------------------------------------------------------------------------------------------------------------------

Stockholders' equity at end of period                   $   1,005.6          811.9              821.9        767.4
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES

Consolidated Statements of Cash Flows

For the periods from April 1, 1996 to December 31, 1996 and from January 1, 1996 to March 31, 1996, and the years ended December 31, 1995 and 1994 (in millions)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Preacquisition
                                                                                        -------------------------------------------
                                                                           Nine months  Three months
                                                                                 ended         ended       Year ended    Year ended
                                                                          December 31,     March 31,     December 31,  December 31,
                                                                                  1996          1996             1995          1994
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)                                                       $     54.1          11.9             39.2          73.1
    Adjustments to reconcile net income to cash provided by
       (used in) operating activities:
           Change in policy liabilities                                           53.5         (32.8)           114.2         331.4
           Change in accrued investment income                                   (37.6)          4.1             (2.1)          1.8
           Deferred policy acquisition costs                                     (74.9)        (22.2)           (76.1)        (91.8)
           Amortization of deferred policy acquisition costs                       3.2           6.0             39.3          57.1
           Amortization of intangibles                                            50.1           0.6              3.2           5.1
           Other amortization and depreciation                                     7.3           1.4             (1.2)          2.3
           Premiums and operating receivables, commissions and general
              expenses, income taxes, other assets and other liabilities          77.8          22.9            (65.7)       (139.7)
           Realized investment (gains) losses                                     (6.0)         (9.0)            76.5          25.8
-----------------------------------------------------------------------------------------------------------------------------------

Cash provided by (used in) operating activities                                  127.5         (17.1)           127.3         265.1
-----------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
    Sale (purchase) of short-term investments - net                               49.4         (10.1)           (18.8)         (0.3)
    Sale or maturity of investments
       Fixed maturities - held to maturity:
           Maturities                                                              -             -                3.9          50.8
           Calls and prepayments                                                   -             -               60.9         727.5
           Sales                                                                   -             -                -             -
       Fixed maturities - available for sale
           Maturities                                                            201.5          46.1             35.0          50.4
           Calls and prepayments                                                 353.5         101.0             58.6         269.1
           Sales                                                                 452.0         115.8          1,700.3         444.7
       All other investments                                                     177.3          44.9            124.6         231.1
    Purchase of investments:
       Fixed maturities - held to maturity                                         -             -                -          (734.0)
       Fixed maturities - available for sale                                  (1,279.5)       (144.1)        (1,950.7)     (1,018.5)
       All other investments                                                     (39.5)        (65.5)          (183.5)       (357.1)
    Sale (purchase) of property and equipment                                      -            (0.2)            (0.8)         (1.8)
-----------------------------------------------------------------------------------------------------------------------------------

Cash provided by (used in) investing activities                                  (85.3)         87.9           (170.5)       (338.1)

Cash flows from financing activities:
    Capital contribution                                                           -             2.8              -             -
    Cash dividends to stockholder                                                  -           (40.0)            (6.0)        (20.0)
    Change in cash overdrafts                                                    (12.7)         28.8              -             -
    Interest sensitive life, annuity and investment contract deposits          1,275.4         301.9          1,059.5       1,455.5
    Interest sensitive life, annuity and investment contract withdrawals      (1,305.6)       (358.8)        (1,031.7)     (1,362.6)
-----------------------------------------------------------------------------------------------------------------------------------

Cash provided by (used in) financing activities                                  (42.9)        (65.3)            21.8          72.9
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash                                                       (0.7)          5.5            (21.4)         (0.1)
Cash at beginning of period                                                        7.1           1.6             23.0          23.1
-----------------------------------------------------------------------------------------------------------------------------------

Cash at end of period                                                       $      6.4           7.1              1.6          23.0
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.
                                       6

THE LIFE INSURANCE COMPANY OF VIRGINIA & SUBSIDIARIES


Notes to Consolidated Financial Statements

December 31, 1996


===============================================================================



(1)    SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES AND PRACTICES

       BASIS OF PRESENTATION

       The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles
       (GAAP) and include the accounts of The Life Insurance Company of Virginia and its subsidiaries ("Life of Virginia" or "Company"). Subsidiaries include Globe Life Insurance Company and Assigned Settlements Inc. at December 31, 1994 and only Assigned Settlements Inc. at December 31, 1996 and 1995. All material intercompany accounts and transactions have been eliminated.

       Prior to April 1, 1996 Combined Insurance Company of America ("CICA") owned 100% or 4,000 shares of Life of Virginia. CICA is a wholly-owned subsidiary of AON Corporation (AON). On April 1, 1996, CICA sold 100% of the issued and outstanding shares of Life of Virginia to General Electric Capital Corporation ("GE Capital"). Immediately thereafter, 80% was contributed to General Electric Capital Assurance Company (the "Parent"). On December 31, 1996, the remaining 20% was contributed to General Electric Life Insurance Group, Inc. ("GELIC").

       Life of Virginia primarily sells variable annuities and universal life insurance to customers throughout most of the United States. Life of Virginia distributes variable annuities primarily through stockbrokers and universal life insurance primarily through career agents and independent brokers. Life of Virginia is also engaged in the sale of traditional individual and group life products and guaranteed investment contracts. Approximately 34%, 43% and 46% of premium and annuity consideration collected, in 1996, 1995, and 1994, respectively, came from customers residing in the South Atlantic region of the United States.

       Although the Company markets its products through numerous distributors, approximately 21.2% and 13.8% of the Company's sales in 1996 and 1995, respectively, have been through two specific national stockbrokers. Loss of all or a substantial portion of the business provided by these stockbrokers could have a material adverse effect on the business and operations of the Company. The Company does not believe, however, that the loss of such business would have a long-term adverse effect because of the Company's competitive position in the marketplace and the availability of business from other distributors.

       Certain 1995 and 1994 amounts have been reclassified to conform to 1996 presentation.

       PURCHASE ACCOUNTING METHOD

       Upon acquisition of Life of Virginia by GE Capital, Life of Virginia restated its financial statements in accordance with the purchase method of accounting which allocates the net purchase price for Life of Virginia and its subsidiaries of $932.1 million according to the fair values of the acquired assets and liabilities, including the estimated present value of future profits. These allocated values were dependent upon policies in force and market conditions at the time of closing.
                                                               (Continued)
                                       7

============================================================================


(1)    CONTINUED

       These allocations are summarized below:

(In millions)                                                  April 1, 1996
----------------------------------------------------------------------------
Assets acquired:
      Cash and investments (including mortgages)                                              $      6,006.2
      Goodwill                                                                                         130.3
      Present value of future profits                                                                  484.1
      Assets held in separate accounts                                                               2,096.6
      Other assets                                                                                     194.2
---------------------------------------------------------------------------------------------------------------

Total                                                                                         $      8,911.4
---------------------------------------------------------------------------------------------------------------

Liabilities assumed:
      Policyholder liabilities                                                                $      5,658.7
      Other liabilities                                                                                224.0
      Liabilities related to separate accounts                                                       2,096.6
---------------------------------------------------------------------------------------------------------------

Total                                                                                                7,979.3
---------------------------------------------------------------------------------------------------------------

Adjusted purchase price                                                                       $        932.1
---------------------------------------------------------------------------------------------------------------


       In addition to revaluing all material tangible assets and liabilities to their respective estimated market values as of the closing date of the sale, Life of Virginia also recorded in its financial statements the excess of cost over fair value of net assets acquired (goodwill) as well as the present value of future profits to be derived from the purchased business. These amounts were determined in accordance with the purchase method of accounting. This new basis of accounting resulted in an increase in stockholders' equity of $120.2 million in 1996 reflecting the application of the purchase method of accounting. The Company's consolidated financial statements subsequent to April 1, 1996 reflect this new basis of accounting.

       All amounts for periods ended before April 1, 1996 are labeled "Preacquisition" and are based on the preacquisition historical costs in accordance with generally accepted accounting principles. The periods ending after such date are based on fair values at April 1, 1996 and subsequent costs in accordance with the purchase method of accounting.

       PRESENT VALUE OF FUTURE PROFITS

       As of April 1, 1996 Life of Virginia established an intangible asset which represents the "present value of future profits" (PVFP). PVFP reflects the estimated fair value of the Company's life insurance business in-force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies discounted at a rate of 15%, the rate of return required by the Parent to invest in the business being acquired.
                                                      (Continued)
                                       8

(1)    CONTINUED

       PVFP is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits. The estimated gross profit streams are periodically reevaluated and the unamortized balance of PVFP adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied since inception. The amortization period is the remaining life of the policies, which ranges from 10 to 30 years from the date of original policy issue. Based on current assumptions, net amortization of the PVFP asset, expressed as a percentage, is projected to be 13.3%, 12.1%, 10.9%, 9.7% and 8.3% for the years ended December 31, 1997 through 2001, respectively. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results.

       Prior to April 1, 1996, Life of Virginia's PVFP was calculated in a similar manner as the PVFP discussed above and related to policies in-force on April 30, 1986, the date the Company was acquired by Aon. Under purchase accounting this PVFP was removed.

       The projected ending balance of PVFP will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolios. Such adjustments are not recorded in the Company's net income but rather as a credit or charge to stockholders' equity, net of income tax. The components of PVFP are as follows:

                                                                                          Preacquisition
                                                                -------------------------------------------------
                                                    Nine months    Three months
                                                       ended             ended         Year ended,    Year ended
                                                   December 31,      March 31,        December 31,  December 31,
(millions)                                              1996              1996             1995             1994
-----------------------------------------------------------------------------------------------------------------
PVFP - beginning of period                 $               -                32.6             48.6           53.7
Adjustment related to the purchase
    method of accounting                                 484.0               -                -              -
Interest added                                            22.4               0.5              2.1            3.2
Gross amortization, excluding interest                   (67.5)             (1.1)            (5.3)          (8.3)
Dividend of Globe Life Insurance
    Company (note 7)                                       -                 -              (12.8)           -
PVFP attributable to unrealized gains                    (19.7)              -                -              -
-----------------------------------------------------------------------------------------------------------------

PVFP - end of period                       $             419.2              32.0             32.6           48.6
-----------------------------------------------------------------------------------------------------------------




       GOODWILL

       Under the purchase method of accounting, the excess of purchase price over the fair value of assets and liabilities acquired and PVFP is established as an asset and referred to as "goodwill." The Company has elected to amortize goodwill on the straight line basis over a 20 year period.
                                                      (Continued)
                                       9

(1)    CONTINUED

       The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determined that goodwill was not recoverable it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1996, the Company believes that no such adjustment is necessary.

       ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred acquisition costs, PVFP, future life policy benefits, provisions for real estate-related losses and related reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

       DEFERRED TAX ASSETS AND LIABILITIES

       Pursuant to the acquisition on April 1, 1996, GE Capital, the Company's ultimate parent, and Aon Corporation, the Company's previous ultimate parent, agreed to file an election to treat the acquisition of Life of Virginia as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition were revalued based upon fair market values. The principal effect of the election was to establish a tax basis of intangibles of approximately $348 million for the value of the business acquired that is amortizable for tax purposes over 10-15 years.

       Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

       RECOGNITION OF PREMIUM REVENUE AND RELATED EXPENSES

       For universal life-type and investment products, generally there is no requirement for payment of premium other than to maintain account values at a level sufficient to pay mortality and expense charges. Consequently, premiums for universal life-type policies and investment products are not reported as revenue, but as deposits. Policy fee revenue for universal life-type policies and investment products consists of charges for the cost of insurance, policy administration, and surrenders assessed during the period. Expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

                                                       (Continued)
                                       10

(1)    CONTINUED

       In general, for accident and health products, premiums collected are reported as earned proportionately over the period covered by the policies. For all other life products, premiums are recognized as revenue when due. Benefits and related expenses associated with the premium revenues are charged to expense proportionately over the lives of the policies through a provision for future policy benefit liabilities and through deferral and amortization of deferred policy acquisition costs.

       REINSURANCE

       Reinsurance premiums, commissions, and expense reimbursements on reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits. Expense reimbursements received in connection with reinsurance ceded have been accounted for as a reduction of the related policy acquisition costs or, to the extent such reimbursements exceed the related acquisition costs, as other revenue. All reinsurance receivables and prepaid reinsurance premium amounts are reported as assets.

       INVESTMENTS

       Fixed maturities are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity that are included in net investment income. Included in fixed maturities are investments in collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments and included in net investment income. Prepayment assumptions are obtained from dealer surveys. The retrospective adjustment method is used to adjust for prepayment activity.

       Short-term investments are carried at amortized cost which approximates market value. Equity securities are valued at fair value. Mortgage loans are carried at their unpaid balance, net of unamortized discounts and reserves. Real estate is carried generally at cost less accumulated depreciation. Policy loans are carried at unpaid principal balance. Other long-term investments are carried generally at cost.

       Realized investment gains or losses are computed using specific costs of securities sold. Unrealized gains and temporary unrealized losses on fixed maturities available for sale and equity securities are excluded from income and are recorded directly to stockholders' equity, net of related deferred income taxes and adjustments to amortization of deferred policy acquisition costs and present value of future profits.

                                                       (Continued)
                                       11

(1)    CONTINUED

       Investments that have declines in fair value below cost, that are judged to be other than temporary, are written down to estimated fair values and reported as realized investment losses. Additionally, reserves for mortgage loans and certain other long-term investments are established based on an evaluation of the respective investment portfolio, past credit loss experience, and current economic conditions. Writedowns and the change in reserves are included in realized investment gains and losses in the statements of income. In general, the Company ceases to accrue investment income when interest or dividend payments are in arrears.

       Life of Virginia measures "impaired" loans at the present value of the loans discounted cash flow using the effective interest rate of the original loan as the discount rate. Impaired loans are loans for which it is probable that the Company will be unable to collect all amounts due according to terms of the original contractual terms of the loan agreement. This definition includes, among other things, leases, or larger groups of small-homogenous loans, and therefore applies principally to the Company's commercial loans.

       Accounting policies relating to interest rate swaps are discussed in
       Note 9.

       DEFERRED POLICY ACQUISITION COSTS

       Costs of acquiring new business, principally commissions, underwriting and sales expenses that vary with and are primarily related to the production of new business, are deferred. For non-universal life-type products, amortization of deferred acquisition costs are related to and based on the present value of expected premium revenues on the policies. Periodically amortization is adjusted to reflect current withdrawal experience. Expected premium revenues are estimated by using the same assumptions used in estimating future policy benefits.

       Deferred policy acquisition costs related to universal life-type policies and investment products are amortized in relation to the present value of expected gross profits on the policies. Such amortization is adjusted periodically to reflect differences in actual and assumed gross profits.

       To the extent that unrealized gains or losses on available for sale securities would result in an adjustment to deferred policy acquisition costs amortization, had those gains or losses actually been realized, the related deferred policy acquisition cost adjustments are recorded along with the unrealized gains or losses included in stockholders' equity with no effect on net income.

                                                       (Continued)
                                       12

(1)    CONTINUED

       The components of deferred acquisition costs are as follows:

                                                                                           Preacquisition
                                                                 ---------------------------------------------------
                                                     Nine months   Three months
                                                        ended             ended          Year ended    Year ended
                                                    December 31,      March 31,        December 31,  December 31,
(millions)                                               1996              1996             1995             1994
--------------------------------------------------------------------------------------------------------------------
Deferred acquisition costs -                $               -               363.9            388.1            413.2
    beginning of period
Commissions and expenses deferred                          74.9              22.2             76.1            108.8
Amortization                                               (3.2)             (6.0)           (39.3)           (57.1)
Credit Life and Health cession (note 4)                     -                 -                -             (107.0)
Dividend of Globe Life Insurance
    Company (note 7)                                        -                 -              (22.8)             -
Deferred acquisition costs attributable
    to unrealized gains (losses)                           (1.4)             17.9            (38.2)            30.2
--------------------------------------------------------------------------------------------------------------------

Deferred acquisition costs - end of period  $              70.3             398.0            363.9            388.1
--------------------------------------------------------------------------------------------------------------------




       PROPERTY AND EQUIPMENT

       Property and equipment are generally depreciated using the straight- line method over their estimated useful lives. As a result of purchase accounting fully depreciated property and equipment were removed.

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       The following methods and assumptions were used to estimate fair values for financial instruments. The carrying amounts in the consolidated statements of financial position for cash and short-term investments approximate their fair values. Fair values for fixed maturity securities and equity securities are based on quoted market prices or, if they are not actively traded, on estimated values obtained from independent pricing services or in the case of private placements, are estimated by discounted expected future cash flows using a current market rate applicable to the yield credit quality, call features and maturity of the investments, as applicable. The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Fair values of derivatives are based on quoted prices for exchange-traded instruments or the cost to terminate or offset with other contracts.

       Fair values for liabilities for investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                                                       (Continued)
                                       13

(1)    CONTINUED

       SEPARATE ACCOUNT BUSINESS

       The assets and liabilities of the separate accounts represent designated funds of group pension, variable life and annuity policyholders and are not guaranteed or supported by other general investments of the Company. The Company earns mortality and expense risk fees from the separate accounts and assesses withdrawal charges in the event of early withdrawals. The assets are carried at fair value and are offset by liabilities that represent such policyholders' equity in those assets. The net investment income generated from these assets is not included in the consolidated statements of income.

       The Company has periodically transferred capital to the separate accounts to provide for the initial purchase of investments in the new portfolios. As of December 31, 1996, approximately $29.3 million of the Company's common stock investment related to its capital investments in the separate accounts.

       FUTURE POLICY BENEFIT LIABILITIES AND UNEARNED PREMIUMS AND POLICY AND CONTRACT CLAIMS

       Future policy benefit liabilities on non-universal life-type and accident and health products have been provided on the net level premium method. The liabilities are calculated based on assumptions as to investment yield, mortality, morbidity and withdrawal rates that were determined at the date of issue or acquisition of Life of Virginia by the Parent, and provide for possible adverse deviations. Interest assumptions are graded and range from 7.4% to 6.5%.

       Withdrawal assumptions are based principally on experience and vary by plan, year of issue, and duration.

       Policyholder liabilities on universal life-type and investment products are generally based on policy account values. Interest crediting rates for these products range from 8.6% to 4.5%.

       Unearned premiums generally are calculated using the pro rata method based on gross premiums. However, in the case of credit life and credit accident and health, the unearned premiums are calculated such that the premiums are earned over the period of risk in a reasonable relationship to anticipated claims.

       Policy and contract claim liabilities represent estimates for reported claims, as well as provisions for losses incurred, but not yet reported. These claim liabilities are based on historical experience and are estimates of the ultimate amount to be paid when the claims are settled. Changes in the estimated liability are reflected in income as the estimates are revised.

                                                     (Continued)
                                       14

(1)    CONTINUED

       FOREIGN CURRENCY TRANSLATION

       Foreign revenues and expenses are translated at average exchange rates. Foreign assets and liabilities are translated at year-end exchange rates. Unrealized foreign exchange gains or losses on translation are generally reported in stockholders' equity. No tax effect was taken into consideration for unrealized losses.


(2)    INVESTED ASSETS AND RELATED INCOME

       Under purchase accounting, the market value of Life of Virginia's fixed maturity investments as of April 1, 1996, became Life of Virginia's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of April 1, 1996, the market value of Life of Virginia's fixed maturity investments was approximately $37.4 million lower than original amortized cost.

       The Company's investments in debt and equity securities are considered available for sale and are carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of stockholders' equity. The carrying value and amortized cost of investments at December 31, 1996 and 1995 were as follows:

                                                                                         December 31, 1996
                                                 ----------------- --------------------------------------------------

                                                                           Gross            Gross
                                                        Amortized        Unrealized       Unrealized          Fair
(millions)                                                Cost             Gains           Losses            Value
---------------------------------------------------------------------------------------------------------------------
Available for sale:
      U.S. government and agencies            $             65.5               2.1              -               67.6
      States and political subdivisions                      2.1               -                -                2.1
      Foreign governments                                  178.2               5.6              -              183.8
      Corporate securities                               3,092.1              29.0            (19.6)         3,101.5
      Mortgage-backed securities                         1,764.3              29.7             (6.3)         1,787.7
---------------------------------------------------------------------------------------------------------------------

Total fixed maturities                                   5,102.2              66.4            (25.9)         5,142.7

Total equity securities                                    155.1              11.2             (0.8)           165.5
---------------------------------------------------------------------------------------------------------------------

Total available for sale                      $          5,257.3              77.6            (26.7)         5,308.2
---------------------------------------------------------------------------------------------------------------------

                                                       (Continued)
                                       15

(2)    CONTINUED

                                                                                   Preacquisition
                                                 ----------------- --------------------------------------------------
                                                                                         December 31, 1995
                                                 --------------------------------------------------------------------

                                                                           Gross            Gross
                                                        Amortized        Unrealized       Unrealized          Fair
(millions)                                                Cost             Gains           Losses            Value
---------------------------------------------------------------------------------------------------------------------
Available for sale:
      U.S. government and agencies            $             60.7               1.5              -               62.2
      States and political subdivisions                      2.2               0.2              -                2.4
      Foreign governments                                   18.6               0.6              -               19.2
      Corporate securities                               2,478.6             140.2             (9.9)         2,608.9
      Mortgage-backed securities                         1,596.3              19.6            (16.9)         1,599.0
      Other fixed maturities                               110.8               8.5              -              119.3
---------------------------------------------------------------------------------------------------------------------

Total fixed maturities                                   4,267.2             170.6            (26.8)         4,411.0

Total equity securities                                    133.7              26.2             (3.0)           156.9
---------------------------------------------------------------------------------------------------------------------

Total available for sale                      $          4,400.9             196.8            (29.8)         4,567.9
---------------------------------------------------------------------------------------------------------------------


       The amortized cost and fair value of fixed maturities, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                December 31, 1996
                                                                         ---------------------------------------------
                                                                                    Amortized                  Fair
(millions)                                                                               Cost                 Value
----------------------------------------------------------------------------------------------------------------------
Due in one year or less                                              $                     82.1                  82.5
Due after one year through five years                                                     961.8                 902.8
Due after five years through ten years                                                  1,626.5               1,671.5
Due after ten years                                                                       667.5                 698.2
Mortgage-backed securities                                                              1,764.3               1,787.7
----------------------------------------------------------------------------------------------------------------------

                                                                     $                  5,102.2               5,142.7
----------------------------------------------------------------------------------------------------------------------


       The cumulative effect on January 1, 1994 of adopting Statement No. 115 increased stockholders equity by $25.1 million (net of adjustments to deferred policy acquisition costs of $14.0 million and deferred income taxes of $20.2 million) to reflect the net unrealized fixed maturities holding gains on securities previously carried at amortized cost; there was no effect on net income as a result of the adoption.

                                                       (Continued)
                                       16

(2)    CONTINUED

       On November 30, 1995, Life of Virginia reclassified all held to maturity securities to available for sale. The amortized cost and related unrealized gains for the securities reclassified was $2,698.3 million and $50.9 million, respectively.

       Securities on deposit for regulatory authorities as required by law amounted to $4.5 million at December 31, 1996 and 1995.

       Life of Virginia had $12.6 million and $34.2 million of non-income producing investments on December 31, 1996 and December 31, 1995, respectively.

       Life of Virginia's "impaired" loans consist of loans requiring allowances for loan losses of .2 and 12.2 as of December 31, 1996 and 1995, respectively. Interest income earned on these loans while they were considered impaired was 1.2 and 5.5 as of December 31, 1996 and 1995, respectively.

       Life of Virginia's mortgage and real estate portfolio is distributed by geographic location and type. However, Life of Virginia has concentration exposures in certain regions and in certain types as shown in the following two tables.

       Geographic distribution as of December 31, 1996:

                                                                                   Mortgage          Real estate
-------------------------------------------------------------------------- ----------------------------------------
South Atlantic                                                                           48.3%                75.2%
East North Central                                                                       14.6%                 1.4%
Mountain                                                                                 12.7%                 -
West South Central                                                                       11.2%                 -
Pacific                                                                                   7.3%                 8.1%
Middle Atlantic                                                                           4.5%                15.3%
East South Central                                                                        1.4%                 -
-------------------------------------------------------------------------------------------------------------------

Total                                                                                   100.0%               100.0%
-------------------------------------------------------------------------------------------------------------------

                                                       (Continued)
                                       17

(2)    CONTINUED

       Type distribution as of December 31, 1996:

                                                                                   Mortgage          Real estate
-------------------------------------------------------------------------- ----------------------------------------
Office building                                                                          23.7%                66.4%
Retail                                                                                   22.8%                18.4%
Industrial                                                                               21.9%                 -
Apartments                                                                               19.2%                 -
Other commercial                                                                          8.2%                15.2%
Hotel/motel                                                                               4.2%                 -
-------------------------------------------------------------------------------------------------------------------

Total                                                                                   100.0%               100.0%
-------------------------------------------------------------------------------------------------------------------





       The components of net unrealized investment gains (losses) are as follows:

                                                                                    Preacquisition
                                                                    ---------------------------------------------------
                                                        Nine months    Three months
                                                           ended             ended          Year ended    Year ended
                                                       December 31,      March 31,        December 31,  December 31,
(millions)                                                  1996              1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------
Gross unrealized investment gains (losses)
    Fixed maturities available for sale         $             40.5               2.8            143.8           (154.9)
    Equity securities                                         10.4               5.8             23.2             (2.9)
PVFP                                                         (19.7)              -                -                -
Deferred policy acquisition costs                             (1.4)              9.9             (8.0)            30.2
-----------------------------------------------------------------------------------------------------------------------

Net unrealized before deferred tax              $             29.8              18.5            159.0           (127.6)
Unrealized income tax benefit (expense)                      (10.4)             (6.6)           (55.9)            30.1
-----------------------------------------------------------------------------------------------------------------------

Net unrealized                                  $             19.4              11.9            103.1            (97.5)
-----------------------------------------------------------------------------------------------------------------------

                                                       (Continued)
                                       18

(2)    CONTINUED

       The components of net investment income are as follows:

                                                                                      Preacquisition
                                                                   ----------------------------------------------------
                                                       Nine months     Three months
                                                          ended             ended           Year ended    Year ended
                                                      December 31,      March 31,         December 31,  December 31,
(millions)                                                 1996              1996             1995              1994
-----------------------------------------------------------------------------------------------------------------------
Fixed maturities                               $            276.8              93.1            332.8             404.1
Equity securities                                             8.7               4.2             10.8              25.2
Mortgage loans on real estate                                41.3              13.5             49.8              49.9
Short-term investments                                        3.1               0.5              3.5               3.8
Other investments                                             9.9               3.0             13.2              18.0
-----------------------------------------------------------------------------------------------------------------------

Gross investment income                                     339.8             114.3            410.1             501.0
Investment expenses                                          (5.4)             (2.3)            (8.0)            (10.4)
-----------------------------------------------------------------------------------------------------------------------

Net investment income                          $            334.4             112.0            402.1             490.6
-----------------------------------------------------------------------------------------------------------------------


       Realized gains (losses) on investments are as follows:

                                                                                      Preacquisition
                                                                    ---------------------------------------------------
                                                        Nine months  Three months
                                                          ended             ended           Year ended    Year ended
                                                       December 31,     March 31,         December 31,  December 31,
(millions)                                                 1996              1996              1995             1994
-----------------------------------------------------------------------------------------------------------------------
Fixed maturities:
    Gross gains                                $              0.6               0.5              12.9              8.6
    Gross losses                                             (0.7)             (1.4)            (90.2)           (39.2)
Fixed maturities held to maturity:
    Gross gains                                               -                 -                 1.1             11.3
    Gross losses                                              -                 -               (13.8)            (9.8)
Equity securities                                             6.0              10.3               5.6             (1.9)
Mortgage loans on real estate                                 -                (0.4)              2.3              9.6
Other                                                         0.1               -                 5.6             (4.4)
-----------------------------------------------------------------------------------------------------------------------

Total before tax                                              6.0               9.0             (76.5)           (25.8)
Less applicable tax                                          (2.3)             (1.9)             26.8              9.0
-----------------------------------------------------------------------------------------------------------------------

Total                                          $              3.7               7.1             (49.7)           (16.8)
-----------------------------------------------------------------------------------------------------------------------

                                                       (Continued)
                                       19

(2)    CONTINUED

       The changes in net unrealized gains (losses) on fixed maturities and equity security investments are as follows:

                                                                                     Preacquisition
                                                                    ---------------------------------------------------
                                                        Nine months  Three months
                                                          ended             ended           Year ended    Year ended
                                                       December 31,     March 31,         December 31,  December 31,
(millions)                                                 1996              1996              1995             1994
-----------------------------------------------------------------------------------------------------------------------
Fixed maturities:
    Available for sale                         $             40.5            (141.0)            298.7           (214.2)
    Held to maturity                                          -                 -               233.7           (351.0)
Equity securities                                            10.4             (17.4)             26.1            (38.8)
-----------------------------------------------------------------------------------------------------------------------

Net unrealized investment gains (losses)       $             50.9            (158.4)            558.5           (604.0)
-----------------------------------------------------------------------------------------------------------------------


 (3)   INCOME TAX

       Beginning April 1, 1996, Life of Virginia and its subsidiary will be included in the life insurance company consolidated Federal income tax return of GECA. Prior to the April 1, 1996, Life of Virginia was included in the consolidated federal income tax return of Aon and its principal domestic subsidiaries and in accordance with intercompany policy, provided taxes on income based on a separate company basis. Amounts payable or recoverable related to periods before April 1, 1996, are subject to an indemnification agreement with Aon. As such the Company is not at risk for any income taxes nor entitled to recoveries related to those periods.

       Income taxes are recorded in the statements of income and directly in stockholders' equity accounts. Income tax expense (benefit) for the years ending December 31 was allocated as follows:

                                                                                        Preacquisition
                                                                  ---------------------------------------------------
                                                      Nine months   Three months
                                                         ended             ended          Year ended       Year ended
                                                     December 31,      March 31,        December 31,     December 31,
(millions)                                                1996              1996             1995             1994
---------------------------------------------------------------------------------------------------------------------
Statement of income:
    Operating income (excluding
       realized investment gains
       and losses)                             $            29.5               5.1             53.9             24.3
    Realized investment gains/losses                         2.3               1.9            (26.8)            (9.0)
    Income tax expense/(benefit)
       included in the statement of
       income                                               31.8               7.0             27.1             15.3
Stockholders' equity:
    Unrealized gains/(losses) on
       securities available for sale                        10.4             (49.3)            86.0            (42.4)
---------------------------------------------------------------------------------------------------------------------

Total income tax expense/(benefit)             $            42.2             (42.3)           113.1            (27.1)
---------------------------------------------------------------------------------------------------------------------


                                                       (Continued)
                                       20

(3)    CONTINUED

       The actual Federal income tax expense differed from the expected tax expense computed by applying the U.S. Federal statutory rate to income before income tax expense. A reconciliation of the income tax provisions based on the statutory corporate tax rate to the provisions reflected in the consolidated financial statements is as follows:

                                                                                        Preacquisition
                                                   -------- -------------------------------------------------------------
                                   Nine months            Three months
                                      ended                  ended                  Year ended              Year ended
                                   December 31,             March 31,              December 31,            December 31,
                                      1996                   1996                      1995                    1994
-------------------------------------------------------------------------------------------------------------------------
Statutory tax rate      $       30.1       35.0% $       6.6       35.0% $       23.2      35.0% $       31.0      35.0%
Tax-exempt
    investment
    income
    deductions                  (1.0)      (1.2)         -         (0.1)         (0.1)     (0.1)         (0.8)     (0.9)
Adjustment of prior
    year taxes                   -          -            -          -             3.5       5.3         (11.8)    (13.3)
Other - net                      2.7        3.2          0.4        2.1           0.5       0.7          (3.1)     (3.5)
-------------------------------------------------------------------------------------------------------------------------

Effective tax rate      $       31.8       37.0% $       7.0       37.0% $       27.1      40.9% $       15.3      17.3%
-------------------------------------------------------------------------------------------------------------------------

                                                       (Continued)
                                       21

 (3)   CONTINUED

       Significant components of Life of Virginia's deferred tax liabilities and assets are as follows (in millions):

                                                                                                     Preacquisition
                                                                                                    ------------------
                                                                                       December 31,    December 31,
                                                                                           1996                1995
----------------------------------------------------------------------------------------------------------------------
Deferred tax liabilities:
      Present value of future profits                                        $               89.8                 -
      Policy acquisition costs                                                                -                  96.9
      Employee benefits                                                                       -                  11.0
      Unrealized investment gains                                                            10.4                58.7
      Other                                                                                   6.5                35.2
----------------------------------------------------------------------------------------------------------------------

Total deferred tax liabilities                                                              106.7               201.8
----------------------------------------------------------------------------------------------------------------------

Deferred tax assets:
      Insurance reserve amounts                                                             120.4                78.2
      Policy acquisition costs                                                               34.3                 -
      Guaranty fund amounts                                                                  10.8                 -
      Other                                                                                  14.1                48.1
----------------------------------------------------------------------------------------------------------------------

Total deferred tax assets                                                                   179.6               126.3
----------------------------------------------------------------------------------------------------------------------

Net deferred tax liabilities (assets)                                        $              (72.9)               75.5
----------------------------------------------------------------------------------------------------------------------




       A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes the deferred tax assets will be fully realized in the future based on the expectation of the reversal of existing temporary differences, anticipated future earnings, and consideration of all other available evidence. Accordingly, no valuation allowance is established.

       The amount of income taxes paid (refund) for nine months ended December 31, 1996, three months ended March 31, 1996, the years ended December 31, 1995 and 1994 was $38.6 million, $(2.4) million, $44.9 million, and $56.7 million, respectively.

                                                       (Continued)
                                       22

(4)    REINSURANCE AND CLAIM RESERVES

       Life of Virginia is involved in both the cession and assumption of reinsurance with other companies. In 1996 and 1995, Life of Virginia's reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. In 1994, Life of Virginia's reinsurance consisted primarily of short-duration contracts that were entered into with numerous automobile dealerships, financial institutions, and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and the Company remains liable to the extent that the reinsuring companies are unable to meet their obligations.

       A summary of reinsurance activity is as follows:


                                                                                    Preacquisition
                                                           --------------------------------------------------------
                                               Nine months    Three months
                                                  ended              ended       Year ended          Year ended
                                              December 31,       March 31,      December 31,        December 31,
                                                   1996               1996           1995               1994
                                        ----------------   ----------------   ----------------   ------------------
                                                 Earned             Earned             Earned             Earned
                                        ----------------   ----------------   ----------------   ------------------
Direct                               $              210.5               77.2              261.5              404.2
Assumed                                               6.6               35.0                4.3                8.3
Ceded                                                62.4               19.8               86.5              193.7
-------------------------------------------------------------------------------------------------------------------

Net premiums                                        154.7               92.4              179.3              218.8
-------------------------------------------------------------------------------------------------------------------


       Due to the nature of the Company's reinsurance contracts, premiums earned approximate premiums written.

       A significant portion of Life of Virginia's ceded premiums relates to group life and health premiums. Life of Virginia is the primary carrier for the State of Virginia employees group life and health plan. By statute, Life of Virginia must reinsure these risks with other Virginia domiciled companies who wish to participate.

       Incurred losses and loss adjustment expenses are net of reinsurance of $60.5 million, $17.2 million, $63.1 million and $102.1 million for the nine months ended December 31, 1996, three months ended March 31, 1996 and the years ended December 31, 1995 and 1994, respectively.

       In December 1994, Life of Virginia ceded to CICA $406.6 million of its guaranteed investment contract liabilities. In conjunction with the liability cession, Life of Virginia transferred to CICA available for sale fixed maturities with a fair value of $278.1 million and a cost of $287.2 million and preferred stock with a fair value of $110.5 million and a cost of $119.7 million. Included in receivable from affiliates at December 31, 1995 is $212.6 million which represents the remaining ceded guaranty investment contract liability.

                                                       (Continued)
                                       23

(4)    CONTINUED

       In July 1994, Life of Virginia ceded to Union Fidelity Life Insurance Company ("UFLIC") $280.7 million of its credit life and health reserves and associated acquisition costs of $107.0 million. In conjunction with the liability cession, Life of Virginia recognized a $29.1 million loss which is reflected as a $20.8 million premium ceded and $8.3 million realized loss on investments.

       Premiums, benefits to policyholders, and commissions and general expenses ceded to UFLIC during the second six months of 1994 amounted to $35.0 million, $14.4 million, and $14.2 million, respectively.

       In January 1995, Life of Virginia ceded to CICA $600 million of its single premium deferred annuity liabilities. In conjunction with the liability cession, Life of Virginia transferred to CICA available for sale fixed maturities with a fair value of $436.1 million and cost of $501.4 million and held to maturity fixed maturities with a fair value of $81.4 million and a cost of $95.1 million. In addition, $5.5 million of accrued income related to the assets above was transferred to CICA. This transaction resulted in a deferred reinsurance gain of $77.0 million, $24 million of which was recognized in 1995. Additionally, Life of Virginia recognized a $79.0 million realized investment loss. Included in receivable from affiliates at December 31, 1995 is $357.5 million which represents the ceded single premium deferred annuity liability of $410.5 million less a deferred reinsurance gain of $53 million.

       In connection with the sale of the Company, the following transactions occurred effective January 1, 1996: single premium deferred annuity liabilities reinsured with CICA in 1995 were recaptured, guaranteed investment contract liabilities reinsured with CICA in 1994 were recaptured, other lines of CICA insurance business inforce were assumed, and other related liabilities of CICA were assumed. In conjunction with the recapture and assumption, CICA transferred to Life of Virginia assets with a fair market value totaling $842.6 million. For the three months ended March 31, 1996, premiums of $33.9 million, benefits of $46.7 million, commission expense of $10.2 million and a capital contribution of $69.3 million as a result of various reinsurance transactions. The $53 million deferred reinsurance gain remaining at December 31, 1995 from the January 1995 single premium deferred annuity cession to CICA was recognized as a capital contribution. The tables below summarize the assets and liabilities transferred from CICA to the Company.


                                                       (Continued)
                                       24

(4)    CONTINUED




Millions                                                       Fair Market Value
---------------------------------------------------------------------------------
Assets transferred:
      Fixed maturity                                             $         727.4
      Preferred stock                                                       88.2
      Policy loans                                                          14.2
      Accrued investment income                                             10.0
      Cash                                                                   2.8
---------------------------------------------------------------------------------

Total                                                                      842.6
---------------------------------------------------------------------------------

Liabilities recaptured and assumed:
      Single premium deferred annuity                                      410.5
      Guaranteed investment contracts                                      212.6
      Universal life contracts                                             156.6
      Individual traditional contracts                                      33.2
      Other lines of business inforce                                       19.9
      Other liabilities                                                     16.5
---------------------------------------------------------------------------------

Total                                                                      849.3
---------------------------------------------------------------------------------

(5)    EMPLOYEE BENEFITS

       SAVINGS PLAN

       Beginning April 1, 1996, Life of Virginia's salaried and commissioned employee's participated in a General Electric contributory savings plan. Provisions made for the savings plan were $.6 million for the nine months ended December 31, 1996.

       Prior to the acquisition on April 1, 1996, Life of Virginia participated in Aon's contributory savings plan for the benefit of salaried and commissioned employees. Provisions made for the savings plan were $.3 million, $.8 million and $1.2 million for the three months ended March 31, 1996, and the years ended December 31, 1995 and 1994, respectively. This plan terminated upon the acquisition of Life of Virginia by GE Capital.

       EMPLOYEE STOCK OWNERSHIP PLAN

       Prior to the acquisition on April 1, 1996, Life of Virginia participated in Aon's leveraged ESOP for the benefit of salaried and certain commissioned employees. Contributions to the ESOP for the three months ended March 31, 1996 and the years ended December 31, 1995 and 1994 charged to Life of Virginia's operations amounted to $.1 million, $.5 million and $.6 million, respectively. This plan terminated upon the acquisition of Life of Virginia by GE Capital.

                                                       (Continued)
                                       25

(5)    CONTINUED

       PENSION PLAN

       Beginning April 1, 1996, Life of Virginia's salaried and commissioned employee's participated in a General Electric contributory defined benefit pension plan. Generally, benefits are based on the greater of a formula recognizing career earnings or a formula recognizing length of service and final average earnings. Benefit provisions are subject to collective bargaining. General Electric's funding policy is to contribute amounts sufficient to meet minimum funding requirements as set forth in employee benefit and tax laws plus such additional amounts as determined appropriate. The components of net periodic pension cost and benefit obligations of the General Electric defined benefit plan are not separately available for Life of Virginia. In connection with Life of Virginia's participation in the General Electric contributory defined benefit pension plan a $.4 million expense was incurred for the nine months ended December 31, 1996.

       Prior to the acquisition on April 1, 1996, Life of Virginia participated in Aon's non-contributory defined benefit pension plan providing retirement benefits for salaried employees and certain commissioned employees based on years of service and salary. Aon's funding policy was to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as Aon determines to be appropriate from time to time. The components of net periodic pension cost and benefit obligations of the Aon defined benefit plan were not separately available for Life of Virginia. In connection with Life of Virginia's participation in the Aon defined benefit plan, net pension credits of $1.2 million, $3.8 million and $3.1 million in the three months ended March 31, 1996 and the years ended December 31, 1995 and 1994. This plan terminated upon the acquisition of Life of Virginia by GE Capital.

       During 1993, the Aon Pension Plan was amended to include certain additional amounts of compensation in determining plan benefits and in 1994 to reduce the maximum amount of compensation that can be considered under the plan as required by law. Further, the Pension Plan was amended in 1994 to provide increases in benefits to current pensioners.

       POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

       Beginning April 1, 1996, Life of Virginia's salaried and commissioned employee's participated in a General Electric retiree health and life insurance benefit plan. The plan's principally provide health and life insurance benefits to employees who retire under the General Electric pension plan with 10 or more years of service. Retirees share in the cost of their health care benefits. The funding policy for retiree health benefits is generally to pay covered expenses as they are incurred. Expenses incurred by Life of Virginia for the nine months ended December 31, 1996 for the retiree health and life insurance benefit plan were $1.3 million.

                                                       (Continued)
                                       26

(5)    CONTINUED

       Prior to the acquisition on April 1, 1996, Aon sponsored two defined benefit postretirement health and welfare plans in which Life of Virginia participated that cover both salaried and nonsalaried employees. One plan provides medical benefits, prior to and subsequent to Medicare eligibility, and the other provides life insurance benefits. The postretirement health care plan is contributory, with retiree contributions adjusted annually; the life insurance plan is noncontributory. Both plans are funded on a pay-as-you-go basis. These plans terminated upon the acquisition of Life of Virginia by GE Capital.


(6)    LEASE COMMITMENTS

       Life of Virginia has noncancelable operating leases for certain office space, equipment and automobiles. Future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1996 are as follows:


        (millions)                                   Minimum lease payments
        -------------------------------------------------------------------
        1997                                            $       1.1
        1998                                                    0.8
        1999                                                    0.4
        2000                                                    0.2
        2001                                                    0.1
        Later years                                             -
        -------------------------------------------------------------------

        Total minimum payments required                $        2.6
        -------------------------------------------------------------------

       MINIMUM LEASE PAYMENTS

       Rental expenses for all operating leases for the nine months ended December 31, 1996, the three months ended March 31, 1996 and the years ended December 31, 1995 and 1994 amounted to $2.5 million, $.8 million, $3.6 million and $5.1 million, respectively.

(7)    RELATED PARTY TRANSACTIONS

       Life of Virginia pays investment advisory fees and other fees to affiliates; Parent after April 1, 1996 and Aon previous to that date. Amounts incurred for these items aggregated $3.2 million, $3.5 million, $5.8 million and $37.8 million for nine months ended December 31, 1996, the three months ended March 31, 1996 and the years ended December 31, 1995 and 1994, respectively. Life of Virginia charges affiliates for certain services and for the use of facilities and equipment which aggregated $2.0 million, $1.0 million, $10.0 million and $101.2 million for the nine months ended December 31, 1996, the three months ended March 31, 1996 and the years ended December 31, 1995, and 1994, respectively.

                                                       (Continued)
                                       27

(7)    CONTINUED

       At December 31, 1996 and 1995, Life of Virginia held investments in securities of certain affiliates amounting to $2.6 million and $12.6 million, respectively. Amounts included in net investment income related to these holdings totaled $0.1 million, $0.2 million, $1.0 million and $3.5 million for the nine months ended December 31, 1996, the three months ended March 31, 1996 and the years ended December 31, 1995 and 1994, respectively.

       In January 1995, Life of Virginia dividended 100% of its Globe Life Insurance Company ("Globe") common stock to CICA, a subsidiary of Aon. At December 31, 1994, Globe had assets of $954.9 million, liabilities of $765.7 million and stockholders' equity of $189.2 million. The fair market value of this dividend was $193.3 million.

       In 1995, Life of Virginia received from CICA, in the form of a capital contribution, fixed maturities with a fair value of $45.0 million.

       In January 1995, Life of Virginia transferred limited partnership investments with a fair value of $8.0 million and cost of $7.5 million, common stocks with a fair value of $5.6 million and cost of $3.4 million, and cash of $6.4 million to pay a $20.0 million dividend declared but not paid in 1994. A $2.7 million realized investment gain was recorded on this transfer.

       In December 1994, Life of Virginia exchanged common stocks with a fair value of $61.4 million and cost of $67.1 million for CICA's available for sale fixed maturities and related accrued income with fair values of $60.9 million and $.5 million, respectively. Life of Virginia recorded the fixed maturity securities at CICA's fair value of $60.9 million resulting in a $5.7 million realized loss that is reflected in the statement of income.


(8)    LITIGATION

       Life of Virginia is subject to numerous claims and lawsuits that arise in the ordinary course of business. In some of these cases the remedies that may be sought or damages claimed are substantial, including cases that seek punitive or extraordinary damages. Accruals for these lawsuits have been provided to the extent that losses are deemed probable and are estimable. Although the ultimate outcome of these suits cannot be ascertained and liabilities in indeterminate amounts may be imposed on Life of Virginia, on the basis of present information, availability of insurance coverage, and advice received from counsel, it is the opinion of management that the disposition or ultimate determination of such claims and lawsuits will not have a material adverse effect on the consolidated financial position or results of operations of Life of Virginia.


                                                       (Continued)
                                       28

(9)    FINANCIAL INSTRUMENTS

       INTEREST RATE RISK MANAGEMENT

       Life of Virginia used interest rate swap agreements to manage asset and liability durations relating to its capital accumulation annuity business. As of December 31, 1995 and 1994, these swap agreements had the net effect of lengthening liability durations. Variable rates received on interest rate swap agreements correlate with crediting rates paid on outstanding liabilities. The net effect of swap payments is settled periodically and reported in income. There was no settlement of underlying notional amounts.

       Life of Virginia performed frequent analyses to measure the degree of correlation associated with its derivative program. Life of Virginia assessed the adequacy of the correlation analyses results in determining whether the derivatives qualify for hedge accounting. Realized gains and losses on derivatives that qualify as hedges were deferred and reported as an adjustment of the cost basis of the hedged item. Deferred gains and losses were amortized into income over the life of the hedged item. The fair value of swap agreements hedging liabilities were not recognized in the consolidated statements of financial position.

       These interest rate swaps gave rise to credit risks due to possible non-performance by counterparties. The credit risk was generally limited to the fair value of those contracts that were favorable to Life of Virginia. Life of Virginia limited its credit risk by restricting investments in derivative contracts to a diverse group of highly rated major financial institutions. Life of Virginia closely monitored the credit worthiness of, and exposure to, its counterparties and considered its credit risk to be minimal.

       Life of Virginia had $0.0 million and $250.0 million notional amount of interest rate swaps outstanding at December 31, 1996 and 1995, respectively.

       During the three months ended March 31, 1996 and the year ended December 31, 1995 Life of Virginia amortized $.6 million and $1.4 million, respectively, of net deferred losses relating to interest rate swaps into income.

       The interest rates on Life of Virginia's principal outstanding swaps at December 31, are presented below:

                                               Pay                Receive
                                             Fixed               Variable
       ------------------------------------------------------------------
       1995                                7.9 - 8.3%             5.40%
       ------------------------------------------------------------------


       As of December 31, 1995, the principal swaps have maturities ranging from September 1999 to October 2000 and variable rates based on five year treasury rates. These swaps were terminated prior to March 31, 1996 resulting in a $1.1 million gain which was deferred.

                                                       (Continued)
                                       29

(9)    CONTINUED

       OTHER FINANCIAL INSTRUMENTS
       Life of Virginia has certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 1996 and December 31, 1995, totaled $1.7 million and $21.7 million, respectively.

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       Accounting standards require the disclosure of fair values for certain financial instruments. The fair value disclosures are not intended to encompass the majority of policy liabilities, various other non-financial instruments, or other intangible items related to Life of Virginia's business. Accordingly, care should be exercised in deriving conclusions about Life of Virginia's business or financial condition based on the fair value disclosures.

       The carrying amount and fair value of certain of Life of Virginia's financial instruments are as follows:

                                                                                     Preacquisition
                                                                          ----------------------------
                                                       December 31, 1996        December 31, 1995
                                               -------------------------------------------------------
                                                  Carrying         Fair      Carrying          Fair
(millions)                                          Amount        Value        Amount         Value
------------------------------------------------------------------------------------------------------
Assets:
   Fixed maturities and
      equity securities
       (note 2)                             $        5,308.2      5,308.2       4,567.9       4,567.9
   Mortgage loans on
      real estate                                      585.4        622.6         592.5         638.2
   Policy loans                                        179.5        179.5         151.7         150.2
   Cash, short-term
      investments and
      receivables                                      186.4        186.4         727.5         727.5
   Assets held in separate accounts                  2,762.7      2,762.7       2,019.6       2,019.6
------------------------------------------------------------------------------------------------------

Liabilities:
   Investment type
      insurance contracts                            3,055.0      3,027.6       2,769.7       2,796.9
   Commissions and
      general expenses                                  46.8         46.8          12.8          12.8
   Interest rate swaps                                   -            -             -            24.1
   Liabilities related to separate accounts          2,762.7      2,762.7       2,019.6       2,019.6
------------------------------------------------------------------------------------------------------


       See Note 1 regarding the method used to estimate fair values.

                                                       (Continued)
                                       30

(10)   STOCKHOLDERS' EQUITY

       Generally, the capital and surplus of Life of Virginia available for transfer to the Parent are limited to the amounts that the statutory capital and surplus exceed minimum statutory capital requirements; however, payments of the amounts as dividends may be subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company without prior approval at December 31, 1996, is $41.9 million.

       Statutory net income (loss) and stockholders' equity is summarized below:

                                                                                  Preacquisition
                                                           ------------------------------------------------------
                                               Nine months     Three months
                                                  ended              ended
                                              December 31,       March 31,          December 31,    December 31,
(millions)                                         1996               1996               1995               1994
-----------------------------------------------------------------------------------------------------------------
Statutory net income                 $               69.7               (8.3)              53.9              58.2
Statutory stockholders equity                       419.1              360.5              364.2             400.6
-----------------------------------------------------------------------------------------------------------------




       The National Association of Insurance Commissioners has developed certain Risk Based Capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1996 the Company's Total Adjusted Capital and Authoritized Control Level - RBC were, $504.6 million and $78.6 million, respectively. This level of adjusted capital qualifies under all tests.

================================================================================
                                       31

                                    APPENDIX
       ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES

         The following tables illustrate how the Surrender Value, Cash Value and Death Benefit of a Policy change with the investment experience of Separate Account II and with changes in the cost of insurance rates and administrative charges. The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated. The tables are also based on the assumption that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and that no policy loans or partial surrenders have been made. Upon request, Life of Virginia will provide an illustration based upon the proposed Insured's age, sex (where appropriate), and underwriting classification, the proposed Specified Amount of insurance, and the frequency and amount of proposed premium payments.


         The tables on the following pages illustrate a Policy issued to a male, age 40, with an initial Specified Amount of $50,000 (of insurance) and premium payments of $600 per year. The second column of the illustrations shows the accumulated value of the premiums paid at the stated interest rate. The remaining columns illustrate the Surrender Value, Cash Value and Death Benefit of a Policy over the designated period under varying assumptions of investment rates of return, underwriting risk classification, cost of insurance and death benefit option. Policy values also take into account the charges deducted from premium payments and Cash Value (SEE Charges and Deductions).

         The maximum cost of insurance rates allowable under the Policy (shown in the illustrations as "guaranteed") are based upon the 1980 Commissioners' Standard Ordinary Mortality Table. At most ages, Life of Virginia currently charges lower cost of insurance rates (shown in the illustrations as "current") and anticipates charging these rates for the foreseeable future.

  The tables differ as shown below:


        Rates of
       Investment    Underwriting      Cost of       Death
         Return          Risk         Insurance     Benefit
       Illustrated  Classification      Rates       Option       Page
       -----------  --------------    ---------     -------      ----
        0,6 & 12%        PNS          Guaranteed       A         A-3
        0,6 & 12%        PNS           Current         A         A-4
        0,6 & 12%        PNS          Guaranteed       B         A-5
        0,6 & 12%        PNS           Current         B         A-6
        0,6 & 12%         NS          Guaranteed       A         A-7
        0,6 & 12%         NS           Current         A         A-8
        0,6 & 12%         NS          Guaranteed       B         A-9
        0,6 & 12%         NS           Current         B         A-10
        0,6 & 12%         PS          Guaranteed       A         A-11
        0,6 & 12%         PS           Current         A         A-12
        0,6 & 12%         PS          Guaranteed       B         A-13
        0,6 & 12%         PS           Current         B         A-14
        0,6 & 12%         S           Guaranteed       A         A-15
        0,6 & 12%         S            Current         A         A-16
        0,6 & 12%         S           Guaranteed       B         A-17
        0,6 & 12%         S            Current         B         A-18


*Underwriting risk classification "PNS" means Preferred Nonsmoker, "NS" means nonsmoker, "PS" means preferred smoker, and "S" means smoker.

         The illustrations using the maximum cost of insurance rates will show the minimum values that would be available under the Policy's terms based on assumed investment rates of return of 0, 6 or 12%. The surrender values, cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0, 6 or 12%, over a period of years, but fluctuated above and below those averages during that period. Illustrations using these rates also use the maximum monthly administrative charge after the first policy year.

         The illustrations using the cost of insurance rates currently charged by Life of Virginia assume those current cost of insurance rates are continued for the entire period indicated. Although Life of Virginia currently makes deductions for cost of insurance based upon the current rates, and anticipates continuing such practice for the foreseeable future, THERE IS NO GUARANTEE THAT SUCH RATES WILL BE CONTINUED. At the discretion of Life of Virginia, the rates could be increased or decreased, based upon its estimate of expected mortality. Thus, the values in the third through the eleventh columns of those illustrations using current cost of insurance rates indicate values that would be available, assuming the stated investment rates of return, if the current rate of cost of insurance and monthly administrative charges were continued. THOSE COLUMNS DO NOT ILLUSTRATE VALUES THAT WOULD BE GUARANTEED IF THE HYPOTHETICAL INVESTMENT RATES OF RETURN WERE EARNED.

         The amounts shown for the Surrender Value, Cash Value, and Death
Benefit reflect the fact that the net investment return of the Subdivision is lower than the gross return on the assets held in the particular Fund as a result of expenses paid by it and charges levied against the Investment Subdivision. The illustrations take into account a charge of 0.60%, which represents the average investment advisory fee of the Funds, and a charge of
 .30%, which represents the average annual expenses of the Funds. Assumed charges for fees and expenses, as an annual percentage of the average daily net assets of the Funds, are based on the actual fees and expenses incurred by the funds in 1995. Actual fees and expenses charged to a policy will depend on the Investment Subdivisions chosen by the Policyowner. The illustrations also take into account the charge by Life of Virginia to an Investment Subdivision for assuming mortality and expense risks, made daily at an annual rate of .70% of the net assets of the Investment Subdivision. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12%, correspond to approximate net annual rates of -1.60%, 4.40% and 10.40%, respectively.

         The annual fees and expenses used for all the funds in these illustrations are net of certain reimbursements and fee waivers by the Funds' investment advisors. Life of Virginia cannot guarantee that the reimbursements will continue.

         All of the information used to determine average fees and expenses for the illustrations was provided by the Funds. In some cases, estimates were substituted by the Funds for the actual fees and expenses. Life of Virginia does not represent that such estimates are true and complete, and has not independently verified these figures.

         The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against Separate Account II, since Life of Virginia is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12%, by an amount sufficient to cover the tax charges in order to produce the surrender values, cash values, and death benefits illustrated (SEE Federal Tax Matters).

         The tables do not reflect the increased premium required for underwriting risk classes with anticipated mortality in excess of non-smoker (standard); if such tables were shown they would indicate for otherwise identical Polices higher cost of insurance charges and lower cash values and surrender values. The tables also do not reflect any reduction in sales charges available to certain groups (SEE Reduction of Charges for Group Sales); if the reduced charges were illustrated they would show increased cash values and surrender values. The cost of insurance could be reduced, and/or the death benefit increased (under Option A) depending on how the reductions in administrative charges and mortality costs were applied.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

  Male Issue Age 40                     Initial Specified Amount   $ 50,000
  Preferred NonSmoker Underwriting Risk     Initial Premium and Planned
  Death Benefit Option A                Premium (Payable Annually) (1)  $    600



                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Guaranteed               Return with Guaranteed              Return with Guaranteed
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit      Value      Value       Benefit      Value      Value      Benefit

    1          630          62        362        50,362          89        389       50,389          117        417     50,417
    2        1,292         286        616        50,616         359        689       50,689          436        766     50,766
    3        1,986         549        857        50,857         686        994       50,994          836      1,143     51,143
    4        2,715         799      1,084        51,084       1,016      1,301       51,301        1,264      1,549     51,549
    5        3,481       1,034      1,297        51,297       1,349      1,611       51,611        1,723      1,985     51,985

    6        4,285       1,284      1,494        51,494       1,712      1,922       51,922        2,245      2,455     52,455
    7        5,129       1,518      1,676        51,676       2,076      2,234       52,234        2,801      2,959     52,959
    8        6,016       1,735      1,840        51,840       2,439      2,544       52,544        3,396      3,501     53,501
    9        6,947       1,933      1,986        51,986       2,800      2,853       52,853        4,030      4,083     54,083
   10        7,924       2,112      2,112        52,112       3,157      3,157       53,157        4,708      4,708     54,708

   15       13,594       2,485      2,485        52,485       4,649      4,649       54,649        8,698      8,698     58,698
   20       20,832       1,949      1,949        51,949       5,492      5,492       55,492       14,100     14,100     64,100

   25       30,068         *          *            *          4,844      4,844       54,844       21,047     21,047     71,047
   30       41,856         *          *            *          1,083      1,083       51,083       29,094     29,094     79,094
   30       56,902         *          *            *            *          *           *          36,719     36,719     86,719



*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

 Male Issue Age 40                    Initial Specified Amount         $  50,000
 Preferred NonSmoker Underwriting Risk    Initial Premium and Planned
 Death Benefit Option A               Premium (Payable Annually) (1)   $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Current                  Return with Current                 Return with Current
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender   Cash       Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit      Value       Value      Benefit      Value      Value      Benefit

    1          630          62        362        50,362          89         389      50,389          117       417       50,417
    2        1,292         357        687        50,687         433         763      50,763          512       842       50,842
    3        1,986         691        999        50,999         837       1,145      51,145          996     1,303       51,303
    4        2,715       1,010      1,295        51,295       1,248       1,533      51,533        1,517     1,802       51,802
    5        3,481       1,320      1,583        51,583       1,671       1,933      51,933        2,085     2,348       52,348

    6        4,285       1,656      1,866        51,866       2,142       2,352      52,352        2,741     2,951       52,951
    7        5,129       1,987      2,145        52,145       2,632       2,789      52,789        3,460     3,617       53,617
    8        6,016       2,314      2,419        52,419       3,141       3,246      53,246        4,248     4,353       54,353
    9        6,947       2,637      2,689        52,689       3,671       3,724      53,724        5,114     5,166       55,166
   10        7,924       2,956      2,956        52,956       4,222       4,222      54,222        6,065     6,065       56,065

   15       13,594       4,292      4,292        54,292       7,156       7,156      57,156       12,288    12,288       62,288
   20       20,832       5,240      5,240        55,240      10,483      10,483      60,483       22,169    22,169       72,169

   25       30,068       5,349      5,349        55,349      13,740      13,740      63,740       37,417    37,417       87,417
   30       41,856       4,014      4,014        54,014      16,154      16,154      66,154       60,644    60,644      110,644
   35       56,902         234        234        50,234      16,231      16,231      66,231       95,523    95,523      145,523

*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

  Male Issue Age 40                     Initial Specified Amount        $ 50,000
  Preferred NonSmoker Underwriting Risk    Initial Premium and Planned
  Death Benefit Option B                Premium (Payable Annually) (1)  $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Guaranteed               Return with Guaranteed              Return with Guaranteed
           Premiums      Cost of Insurance Rates (2)(3)        Cost of Insurance Rates(2)(3)      Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       ------------------------------      ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit       Value     Value       Benefit       Value     Value      Benefit
    1          630          63        363        50,000          90        390       50,000          118        418     50,000
    2        1,292         301        619        50,000         375        692       50,000          452        770     50,000
    3        1,986         555        862        50,000         692      1,000       50,000          843      1,151     50,000
    4        2,715         808      1,093        50,000       1,027      1,312       50,000        1,277      1,562     50,000
    5        3,481       1,048      1,310        50,000       1,365      1,628       50,000        1,744      2,006     50,000

    6        4,285       1,303      1,513        50,000       1,737      1,947       50,000        2,277      2,487     50,000
    7        5,129       1,543      1,701        50,000       2,111      2,268       50,000        2,848      3,005     50,000
    8        6,016       1,767      1,872        50,000       2,486      2,591       50,000        3,462      3,567     50,000
    9        6,947       1,974      2,027        50,000       2,862      2,914       50,000        4,121      4,174     50,000
   10        7,924       2,163      2,163        50,000       3,237      3,237       50,000        4,831      4,831     50,000

   15       13,594       2,611      2,611        50,000       4,893      4,893       50,000        9,170      9,170     50,000
   20       20,832       2,193      2,193        50,000       6,108      6,108       50,000       15,636     15,636     50,000

   25       30,068         323        323        50,000       6,185      6,185       50,000       25,627     25,627     50,000
   30       41,856         *          *            *          3,548      3,548       50,000       42,231     42,231     50,000
   35       56,902         *          *            *            *          *           *          70,754     70,754     75,707


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

  Male Issue Age 40                     Initial Specified Amount       $ 50,000
  Preferred NonSmoker Underwriting Risk     Initial Premium and Planned
  Death Benefit Option B                Premium (Payable Annually) (1) $    600

                          % Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Current                   Return with Current                  Return with Current
           Premiums      Cost of Insurance Rates (2)(3)        Cost of Insurance Rates(2)(3)      Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------        -----------------------------      ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender   Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit       Value      Value       Benefit       Value     Value      Benefit

    1          630          63        363        50,000            90      390       50,000           118        418     50,000
    2        1,292         372        690        50,000           448      766       50,000           528        846     50,000
    3        1,986         697      1,005        50,000           844    1,151       50,000         1,004      1,311     50,000
    4        2,715       1,020      1,305        50,000         1,259    1,544       50,000         1,531      1,816     50,000
    5        3,481       1,335      1,597        50,000         1,689    1,952       50,000         2,108      2,371     50,000

    6        4,285       1,676      1,886        50,000         2,168    2,378       50,000         2,775      2,985     50,000
    7        5,129       2,014      2,171        50,000         2,668    2,826       50,000         3,509      3,666     50,000
    8        6,016       2,348      2,453        50,000         3,189    3,294       50,000         4,316      4,421     50,000
    9        6,947       2,679      2,731        50,000         3,733    3,785       50,000         5,204      5,257     50,000
   10        7,924       3,006      3,006        50,000         4,300    4,300       50,000         6,183      6,183     50,000

   15       13,594       4,399      4,399        50,000         7,357    7,357       50,000        12,669     12,669     50,000
   20       20,832       5,450      5,450        50,000        10,961   10,961       50,000        23,285     23,285     50,000

   25       30,068       5,760      5,760        50,000        14,887   14,887       50,000        40,757     40,757     50,000
   30       41,856       4,762      4,762        50,000        18,870   18,870       50,000        69,587     69,587     80,721
   35       56,902       1,327      1,327        50,000        22,416   22,416       50,000       116,423    116,423    124,573


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40                Initial Specified Amount          $ 50,000
    NonSmoker Underwriting Risk      Initial Premium and Planned
    Death Benefit Option A           Premium (Payable Annually) (1)    $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Guaranteed               Return with Guaranteed              Return with Guaranteed
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit      Value      Value       Benefit       Value     Value      Benefit

    1          630          62        362        50,362          89        389       50,389          117        417     50,417
    2        1,292         286        616        50,616         359        689       50,689          436        766     50,766
    3        1,986         549        857        50,857         686        994       50,994          836      1,143     51,143
    4        2,715         799      1,084        51,084       1,016      1,301       51,301        1,264      1,549     51,549
    5        3,481       1,034      1,297        51,297       1,349      1,611       51,611        1,723      1,985     51,985

    6        4,285       1,284      1,494        51,494       1,712      1,922       51,922        2,245      2,455     52,455
    7        5,129       1,518      1,676        51,676       2,076      2,234       52,234        2,801      2,959     52,959
    8        6,016       1,735      1,840        51,840       2,439      2,544       52,544        3,396      3,501     53,501
    9        6,947       1,933      1,986        51,986       2,800      2,853       52,853        4,030      4,083     54,083
   10        7,924       2,112      2,112        52,112       3,157      3,157       53,157        4,708      4,708     54,708

   15       13,594       2,485      2,485        52,485       4,649      4,649       54,649        8,698      8,698     58,698
   20       20,832       1,949      1,949        51,949       5,492      5,492       55,492       14,100     14,100     64,100

   25       30,068         *          *            *          4,844      4,844       54,844       21,047     21,047     71,047
   30       41,856         *          *            *          1,083      1,083       51,083       29,094     29,094     79,094
   35       56,902         *          *            *            *          *           *          36,719     36,719     86,719


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40               Initial Specified Amount           $ 50,000
    NonSmoker Underwriting Risk         Initial Premium and Planned
    Death Benefit Option A          Premium (Payable Annually) (1)     $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Current                  Return with Current                 Return with Current
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit      Value      Value       Benefit       Value     Value      Benefit

    1          630          62        362        50,362            89       389      50,389         117        417       50,417
    2        1,292         357        687        50,687           433       763      50,763         512        842       50,842
    3        1,986         691        999        50,999           837     1,145      51,145         996      1,303       51,303
    4        2,715       1,010      1,295        51,295         1,248     1,533      51,533       1,517      1,802       51,802
    5        3,481       1,314      1,577        51,577         1,665     1,927      51,927       2,079      2,342       52,342

    6        4,285       1,632      1,842        51,842         2,117     2,327      52,327       2,714      2,924       52,924
    7        5,129       1,932      2,089        52,089         2,573     2,730      52,730       3,397      3,554       53,554
    8        6,016       2,213      2,318        52,318         3,032     3,137      53,137       4,130      4,235       54,235
    9        6,947       2,478      2,530        52,530         3,495     3,547      53,547       4,919      4,972       54,972
   10        7,924       2,739      2,739        52,739         3,977     3,977      53,977       5,786      5,786       55,786

   15       13,594       3,833      3,833        53,833         6,546     6,546      56,546       11,473    11,473       61,473
   20       20,832       4,622      4,622        54,622         9,502     9,502      59,502       20,573    20,573       70,573
   25       30,068       4,435      4,435        54,435       12,126     12,126      62,126       34,338    34,338       84,338
   30       41,856       2,535      2,535        52,535       13,420     13,420      63,420       54,749    54,749      104,749
   35       56,902         *          *            *          11,484     11,484      61,484       84,283    84,283      134,283


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40                Initial Specified Amount          $ 50,000
    NonSmoker Underwriting Risk         Initial Premium and Planned
    Death Benefit Option B           Premium (Payable Annually) (1)    $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Guaranteed                Return with Guaranteed             Return with Guaranteed
           Premiums      Cost of Insurance Rates (2)(3)        Cost of Insurance Rates(2)(3)      Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------        -----------------------------      ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit      Value      Value       Benefit      Value      Value      Benefit
    1          630           63       363        50,000          90        390       50,000          118        418     50,000
    2        1,292          301       619        50,000         375        692       50,000          452        770     50,000
    3        1,986          555       862        50,000         692      1,000       50,000          843      1,151     50,000
    4        2,715          808     1,093        50,000       1,027      1,312       50,000        1,277      1,562     50,000
    5        3,481        1,048     1,310        50,000       1,365      1,628       50,000        1,744      2,006     50,000

    6        4,285        1,303     1,513        50,000       1,737      1,947       50,000        2,277      2,487     50,000
    7        5,129        1,543     1,701        50,000       2,111      2,268       50,000        2,848      3,005     50,000
    8        6,016        1,767     1,872        50,000       2,486      2,591       50,000        3,462      3,567     50,000
    9        6,947        1,974     2,027        50,000       2,862      2,914       50,000        4,121      4,174     50,000
   10        7,924        2,163     2,163        50,000       3,237      3,237       50,000        4,831      4,831     50,000

   15       13,594        2,611     2,611        50,000       4,893      4,893       50,000        9,170      9,170     50,000
   20       20,832        2,193     2,193        50,000       6,108      6,108       50,000       15,636     15,636     50,000

   25       30,068          323       323        50,000       6,185      6,185       50,000       25,627     25,627     50,000
   30       41,856         *          *            *          3,548      3,548       50,000       42,231     42,231     50,000
   35       56,902         *          *            *            *          *           *          70,754     70,754     75,707


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40                Initial Specified Amount          $ 50,000
    NonSmoker Underwriting Risk          Initial Premium and Planned
    Death Benefit Option B           Premium (Payable Annually) (1)    $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Current                  Return with Current                 Return with Current
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit      Value      Value       Benefit      Value      Value      Benefit

    1          630          63        363        50,000           90        390      50,000           118        418     50,000
    2        1,292         372        690        50,000          448        766      50,000           528        846     50,000
    3        1,986         697      1,005        50,000          844      1,151      50,000         1,004      1,311     50,000
    4        2,715       1,020      1,305        50,000        1,259      1,544      50,000         1,531      1,816     50,000
    5        3,481       1,329      1,592        50,000        1,683      1,946      50,000         2,102      2,365     50,000

    6        4,285       1,653      1,863        50,000        2,144      2,354      50,000         2,750      2,960     50,000
    7        5,129       1,961      2,118        50,000        2,612      2,769      50,000         3,450      3,607     50,000
    8        6,016       2,252      2,357        50,000        3,086      3,191      50,000         4,205      4,310     50,000
    9        6,947       2,527      2,579        50,000        3,567      3,619      50,000         5,024      5,077     50,000
   10        7,924       2,799      2,799        50,000        4,069      4,069      50,000         5,927      5,927     50,000

   15       13,594       3,963      3,963        50,000        6,793      6,793      50,000        11,943     11,943     50,000
   20       20,832       4,861      4,861        50,000       10,058     10,058      50,000        21,893     21,893     50,000

   25       30,068       4,882      4,882        50,000       13,417     13,417      50,000        38,189     38,189     50,000
   30       41,856       3,298      3,298        50,000       16,393     16,393      50,000        65,235     65,235     75,672
   35       56,902         *          *            *          18,017     18,017      50,000       109,081    109,081    116,716


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40                  Initial Specified Amount         $ 50,000
    Preferred Smoker Underwriting Risk     Initial Premium and Planned
    Death Benefit Option A             Premium (Payable Annually) (1)   $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Guaranteed               Return with Guaranteed              Return with Guaranteed
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit       Value     Value       Benefit      Value      Value       Benefit

    1          630         0        280          50,280           5        305       50,305          29        329      50,329
    2        1,292       101        441          50,441         164        504       50,504         230        570      50,570
    3        1,986       263        579          50,579         375        691       50,691         498        814      50,814
    4        2,715       400        692          50,692         570        862       50,862         766      1,059      51,059
    5        3,481       510        779          50,779         747      1,016       51,016       1,034      1,303      51,303

    6        4,285       622        837          50,837         933      1,148       51,148       1,328      1,543      51,543
    7        5,129       704        865          50,865       1,096      1,257       51,257       1,618      1,779      51,779
    8        6,016       756        863          50,863       1,233      1,340       51,340       1,900      2,008      52,008
    9        6,947       776        830          50,830       1,340      1,394       51,394       2,172      2,226      52,226
   10        7,924       760        760          50,760       1,412      1,412       51,412       2,429      2,429      52,429

   15       13,594         *          *            *            904        904       50,904       3,139      3,139      53,139
   20       20,832         *          *            *            *          *           *          2,157      2,157      52,157

   25       30,068         *          *            *            *          *           *            *          *          *
   30       41,856         *          *            *            *          *           *            *          *          *
   35       56,902         *          *            *            *          *           *            *           *         *


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40                  Initial Specified Amount        $ 50,000
    Preferred Smoker Underwriting Risk     Initial Premium and Planned
    Death Benefit Option A             Premium (Payable Annually) (1)  $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Current                  Return with Current                 Return with Current
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
Year      Per Year       Value      Value        Benefit      Value      Value       Benefit      Value      Value      Benefit
   1           630           0        280        50,280           5        305       50,305           29       329      50,329
   2         1,292         173        513        50,513         238        578       50,578          306       646      50,646
   3         1,986         410        727        50,727         531        847       50,847          664       980      50,980
   4         2,715         645        937        50,937         837      1,129       51,129        1,056     1,348      51,348
   5         3,481         876      1,145        51,145       1,155      1,423       51,423        1,487     1,756      51,756

   6         4,285       1,134      1,349        51,349       1,516      1,731       51,731        1,991     2,206      52,206
   7         5,129       1,389      1,550        51,550       1,891      2,052       52,052        2,541     2,703      52,703
   8         6,016       1,641      1,748        51,748       2,280      2,388       52,388        3,144     3,252      53,252
   9         6,947       1,890      1,943        51,943       2,685      2,739       52,739        3,805     3,859      53,859
   10        7,924       2,136      2,136        52,136       3,105      3,105       53,105        4,529     4,529      54,529

   15       13,594       2,856      2,856        52,856       4,992      4,992       54,992        8,879     8,879      58,879
   20       20,832       2,717      2,717        52,717       6,414      6,414       56,414       14,976    14,976      64,976

   25       30,068       1,325      1,325        51,325       6,726      6,726       56,726       23,329    23,329      73,329
   30       41,856       *          *            *            4,677      4,677       54,677       34,294    34,294      84,294
   35       56,902       *          *            *            *          *           50,000       48,004    48,004      98,004


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40                   Initial Specified Amount        $ 50,000
    Preferred Smoker Unerwriting Risk       Initial Premium Planned
    Death Benefit Option B              Premium (Payable Annually) (1)  $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Guaranteed               Return with Guaranteed              Return with Guaranteed
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit      Value      Value       Benefit      Value      Value      Benefit
    1          630         0        282          50,000           6        306       50,000          31        331      50,000
    2        1,292       105        445          50,000         169        509       50,000         235        575      50,000
    3        1,986       271        587          50,000         384        700       50,000         508        825      50,000
    4        2,715       412        705          50,000         585        878       50,000         785      1,077      50,000
    5        3,481       528        797          50,000         771      1,040       50,000       1,064      1,333      50,000

    6        4,285       646        861          50,000         966      1,181       50,000       1,373      1,588      50,000
    7        5,129       736        898          50,000       1,141      1,303       50,000       1,681      1,842      50,000
    8        6,016       796        904          50,000       1,292      1,400       50,000       1,987      2,095      50,000
    9        6,947       825        879          50,000       1,416      1,470       50,000       2,290      2,344      50,000
   10        7,924       819        819          50,000       1,508      1,508       50,000       2,584      2,584      50,000

   15       13,594         *          *            *          1,135      1,135       50,000       3,650      3,650      50,000
   20       20,832         *          *            *            *          *           *          3,469      3,469      50,000

   25       30,068         *          *            *            *          *           *            *          *          *
   30       41,856         *          *            *            *          *           *            *          *          *
   35       56,902         *          *            *            *          *           *            *          *          *


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40                   Initial Specified Amount        $ 50,000
    Preferred Smoker Underwriting Risk      Initial Premium and Planned
    Death Benefit Option B              Premium (Payable Annually) (1)  $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Current                  Return with Current                 Return with Current
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit      Value      Value       Benefit      Value      Value      Benefit
    1         630            0        282        50,000           6        306       50,000           31        331     50,000
    2       1,292          177        517        50,000         243        583       50,000          312        652     50,000
    3       1,986          419        735        50,000         541        857       50,000          675        991     50,000
    4       2,715          658        951        50,000         853      1,146       50,000        1,076      1,368     50,000
    5       3,481          895      1,164        50,000       1,179      1,448       50,000        1,518      1,787     50,000

    6       4,285        1,160      1,375        50,000       1,551      1,766       50,000        2,036      2,251     50,000
    7       5,129        1,423      1,584        50,000       1,938      2,099       50,000        2,605      2,766     50,000
    8       6,016        1,683      1,791        50,000       2,341      2,449       50,000        3,231      3,338     50,000
    9       6,947        1,941      1,995        50,000       2,762      2,816       50,000        3,920      3,973     50,000
   10       7,924        2,197      2,197        50,000       3,201      3,201       50,000        4,678      4,678     50,000

   15      13,594        2,998      2,998        50,000       5,262      5,262       50,000        9,394      9,394     50,000
   20      20,832        3,000      3,000        50,000       7,087      7,087       50,000       16,590     16,590     50,000

   25      30,068        1,780      1,780        50,000       8,211      8,211       50,000       28,024     28,024     50,000
   30      41,856          *          *            *          7,617      7,617       50,000       47,452     47,452     55,044
   35      56,902          *          *            *          3,275      3,275       50,000       79,902     79,902     85,495


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40               Initial Specified Amount          $ 50,000
    Smoker Underwriting Risk           Initial Premium and Planned
    Death Benefit Option A          Premium (Payable Annually) (1)    $    600


                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Guaranteed               Return with Guaranteed              Return with Guaranteed
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit       Value     Value       Benefit       Value     Value      Benefit

    1          630         0        280          50,280           5        305       50,305          29        329      50,329
    2        1,292       101        441          50,441         164        504       50,504         230        570      50,570
    3        1,986       263        579          50,579         375        691       50,691         498        814      50,814
    4        2,715       400        692          50,692         570        862       50,862         766      1,059      51,059
    5        3,481       510        779          50,779         747      1,016       51,016       1,034      1,303      51,303

    6        4,285       622        837          50,837         933      1,148       51,148       1,328      1,543      51,543
    7        5,129       704        865          50,865       1,096      1,257       51,257       1,618      1,779      51,779
    8        6,016       756        863          50,863       1,233      1,340       51,340       1,900      2,008      52,008
    9        6,947       776        830          50,830       1,340      1,394       51,394       2,172      2,226      52,226
   10        7,924       760        760          50,760       1,412      1,412       51,412       2,429      2,429      52,429

   15       13,594         *          *            *            904        904       50,904       3,139      3,139      53,139
   20       20,832         *          *            *            *          *           *          2,157      2,157      52,157

   25       30,068         *          *            *            *          *           *            *          *          *
   30       41,856         *          *            *            *          *           *            *          *          *
   35       56,902         *          *            *            *          *           *            *          *          *


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40                Initial Specified Amount          $ 50,000
    Smoker Underwriting Risk           Initial Premium and Planned
    Death Benefit Option A           Premium (Payable Annually) (1)    $    600

                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Current                   Return with Current                  Return with Current
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit      Value      Value       Benefit       Value     Value      Benefit

    1          630           0        280        50,280           5        305       50,305           29        329     50,329
    2        1,292         173        513        50,513         238        578       50,578          306        646     50,646
    3        1,986         406        722        50,722         526        843       50,843          659        975     50,975
    4        2,715         612        904        50,904         802      1,095       51,095        1,020      1,313     51,313
    5        3,481         791      1,059        51,059       1,064      1,333       51,333        1,391      1,660     51,660

    6        4,285         969      1,184        51,184       1,338      1,553       51,553        1,799      2,014     52,014
    7        5,129       1,127      1,288        51,288       1,602      1,763       51,763        2,224      2,385     52,385
    8        6,016       1,283      1,390        51,390       1,875      1,983       51,983        2,686      2,794     52,794
    9        6,947       1,437      1,490        51,490       2,158      2,212       52,212        3,192      3,246     53,246
   10        7,924       1,589      1,589        51,589       2,451      2,451       52,451        3,745      3,745     53,745

   15       13,594       1,906      1,906        51,906       3,658      3,658       53,658        6,981      6,981     56,981
   20       20,832       1,412      1,412        51,412       4,265      4,265       54,265       11,292     11,292     61,292

   25       30,068         *          *            *          3,254      3,254       53,254       16,350     16,350     66,350
   30       41,856         *          *            *            *          *         50,000       21,256     21,256     71,256
   35       56,902         *          *            *            *          *           *          23,893     23,893     73,893


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40               Initial Specified Amount          $ 50,000
    Smoker Underwriting Risk          Initial Premium and Planned
    Death Benefit Option B          Premium (Payable Annually) (1)    $    600

                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Guaranteed               Return with Guaranteed              Return with Guaranteed
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit       Value     Value       Benefit       Value     Value      Benefit

    1          630         0        282          50,000           6        306       50,000          31        331      50,000
    2        1,292       105        445          50,000         169        509       50,000         235        575      50,000
    3        1,986       271        587          50,000         384        700       50,000         508        825      50,000
    4        2,715       412        705          50,000         585        878       50,000         785      1,077      50,000
    5        3,481       528        797          50,000         771      1,040       50,000       1,064      1,333      50,000

    6        4,285       646        861          50,000         966      1,181       50,000       1,373      1,588      50,000
    7        5,129       736        898          50,000       1,141      1,303       50,000       1,681      1,842      50,000
    8        6,016       796        904          50,000       1,292      1,400       50,000       1,987      2,095      50,000
    9        6,947       825        879          50,000       1,416      1,470       50,000       2,290      2,344      50,000
   10        7,924       819        819          50,000       1,508      1,508       50,000       2,584      2,584      50,000

   15       13,594         *          *            *          1,135      1,135       50,000       3,650      3,650      50,000
   20       20,832         *          *            *            *          *           *          3,469      3,469      50,000

   25       30,068         *          *            *            *          *           *            *          *          *
   30       41,856         *          *            *            *          *           *            *          *          *
   35       56,902         *          *            *            *          *           *            *          *          *


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

    Male Issue Age 40              Initial Specified Amount          $ 50,000
    Smoker Underwriting Risk         Initial Premium and Planned
    Death Benefit Option B         Premium (Payable Annually) (1)    $    600

                         0% Assumed Hypothetical              6% Assumed Hypothetical             12% Assumed Hypothetical
                         Gross Annual Investment              Gross Annual Investment             Gross Annual Investment
                         Return with Current                  Return with Current                 Return with Current
           Premiums      Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)       Cost of Insurance Rates (2)(3)
End of   Accumulated     ------------------------------       -----------------------------       ------------------------------
Policy  At 5% Interest   Surrender  Cash         Death        Surrender  Cash        Death        Surrender  Cash       Death
 Year      Per Year      Value      Value        Benefit      Value      Value       Benefit      Value      Value      Benefit

    1          630           0        282        50,000           6        306       50,000           31        331     50,000
    2        1,292         177        517        50,000         243        583       50,000          312        652     50,000
    3        1,986         414        731        50,000         536        853       50,000          670        986     50,000
    4        2,715         626        918        50,000         819      1,112       50,000        1,041      1,333     50,000
    5        3,481         812      1,081        50,000       1,091      1,360       50,000        1,425      1,693     50,000

    6        4,285         999      1,214        50,000       1,377      1,592       50,000        1,850      2,065     50,000
    7        5,129       1,166      1,328        50,000       1,657      1,818       50,000        2,298      2,459     50,000
    8        6,016       1,332      1,440        50,000       1,947      2,055       50,000        2,789      2,897     50,000
    9        6,947       1,497      1,551        50,000       2,250      2,304       50,000        3,330      3,384     50,000
   10        7,924       1,662      1,662        50,000       2,566      2,566       50,000        3,925      3,925     50,000

   15       13,594       2,055      2,055        50,000       3,955      3,955       50,000        7,569      7,569     50,000
   20       20,832       1,670      1,670        50,000       4,931      4,931       50,000       12,988     12,988     50,000

   25       30,068         *          *            *          4,585      4,585       50,000       21,020     21,020     50,000
   30       41,856         *          *            *          1,212      1,212       50,000       33,809     33,809     50,000
   35       56,902         *          *            *            *          *           *          56,696     56,696     60,665


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.


ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          PART II.  OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

  The Life Insurance Company of Virginia's By-laws provide, in Article V,
Section 5, for indemnification of directors, officers and employees of the Company.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise under circumstances where the burden of proof set forth in Section 11(b) of the Act has not been sustained, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATIONS PURSUANT TO SECTION 26(E)(2)(A)

  Life of Virginia hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Life of Virginia.

                       CONTENTS OF REGISTRATION STATEMENT


  This Registration Statement comprises the following Papers and Documents:

            The facing sheet.

            The prospectus consisting of _____ pages.

            The undertaking to file reports.

            The Rule 484 undertaking.

            Representation pursuant to Section 26(e)(2)(A)

            The signatures.

            Written consents of the following persons:


                         (a) J. Neil McMurdie

                         (b) Messrs. Sutherland, Asbill & Brennan, L.L.P.

                         (c) Bruce E. Booker, F.S.A.

                         (d) KPMG Peat Marwick LLP

                         (e) Ernst & Young LLP


            The following exhibits:

            See next page.

                                    EXHIBITS

(1)(a)
            Resolution of Board of Directors of Life of Virginia authorizing the establishment of Separate Account II. 1/

(1)(b)
            Resolution of Board of Directors of Life of Virginia authorizing the addition of Investment Subdivisions to Separate Account II. 1/

(1)(c)
            Resolution of Board of Directors of Life of Virginia authorizing the deletion of Investment Subdivisions of Separate Account II, III and 4 which invest in shares of the American Life/Annuity Series. 1/

(1)(d)
            Resolution of Board of Directors of Life of Virginia authorizing the establishment of Investment Subdivisions of Separate Account II which invest in shares of Fidelity Variable Insurance Products Fund II, Asset Manager Portfolio and Neuberger & Berman Advisers Management Trust, Balanced Portfolio. 1/

(1)(e)
            Resolution of Board of Directors of Life of Virginia authorizing the establishment of Investment Subdivisions of Separate Account II which invest in shares of Neuberger & Berman Advisers Management Trust, Growth and Limited Maturity Bond Portfolios. 1/

(1)(f)
            Resolution of Board of Directors of Life of Virginia authorizing the establishment of Investment Subdivisions of Separate Account II which invest in shares of Janus Aspen Series, Growth Portfolio, Aggressive Growth Portfolio, and Worldwide Growth Portfolio. 3/

(1)(g)
            Resolution of Board of Directors of Life of Virginia authorizing the establishment of an Investment Subdivision of Separate Account II which invests in shares of the Utility Fund of the Investment Management Series. 4/

(1)(h)
            Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional Investment Subdivisions of Separate Account II which invest in shares of the Corporate Bond Fund of the Insurance Management Series and the Contrafund Portfolio of the Variable Insurance Products Fund II. 4/

(1)(i)
            Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional Investment Subdivisions of Separate Account II which invest in shares of the International Equity Portfolio and the Real Estate Securities Portfolio of the Life of Virginia Series Fund. 5/

(1)(j)
            Resolution of Board of Directors of Life of Virginia authorizing the establishment of four additional Investment Subdivisions of Separate Account II which invest in shares of the Alger American Growth Portfolio and the Alger American Small Capitalization Portfolio of The Alger American Fund, and the Balanced Portfolio and Flexible Income Portfolio of the Janus Aspen Series. 6/

(1)(l)
            Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional investment subdivisions of Separate Account 4, investing in shares of the Federated American Leaders Fund II of the Federated Insurance Series, and the International Growth Portfolio of the Janus Aspen Series.13/

(1)(m)
            Resolution of Board of Directors of Life of Virginia authorizing additional Investment Subdivisions investing in shraes of Growth and Income Portfolio and Growth Opportunities Portfolio of Variable Insurance Products Fund III; Growth II Portfolio and Large Cap Growth Portfolio of the PBHG Insurance Series Fund, Inc.; and Global Income Fund and Value Equity Fund of GE Investments Funds, Inc.

(1)(n)
            Resolution of Board of Directors of Life of Virginia authorizing additional Investment Subdivisions investing in shares of Capital Appreciation Portfolio of Janus Aspen Series.

1A(2)
            Not Applicable

1A(3)(a)
            Underwriting Agreement  1/

1A(3)(a)(i)
            Underwriting Agreement dated April 2, 1996 between The Life Insurance Company of Virginia and Forth Financial Securities Corporation. 7/

1A(3)(b)(i)
            Selling Agreement  1/

1A(3)(b)(ii)
            Equity Sales Agreement for Producers of Forth Financial Resources, Ltd. 1/

1A(3)(c)
            See Exhibit 1A(3)(a)

1A(4)
            Not Applicable

1A(5)
            Policy Form, Commonwealth Three  1/

1A(5)(a)
            Endorsement to policy  1/

1A(6)(a)
            Articles of Incorporation of The Life Insurance Company of Virginia
            1/

1A(6)(b)
            By-Laws of The Life Insurance Company of Virginia  1/

1A(7)
            Not Applicable

1A(8)(a)
            Stock Sale Agreement  1/

1A(8)(a)(i)
            Amendment to Stock Sale Agreement between The Life Insurance Company of Virginia and Life of Virginia Series Fund, Inc. 1/

1A(8)(b)
            Fund Participation Agreement between The Life Insurance Company of Virginia and American Life/Annuity Series. 1/

1A(8)(b)(i)
            Amendment to Fund Participation Agreement between The Life Insurance Company of Virginia and American Life/Annuity Series. 1/

1A(8)(b)(ii)
            Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia.7/

1A(8)(b)(iii)
            Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia.7/

1A(8)(c)
            Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. 1/

1A(8)(d)
            Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. 1/

1A(8)(d)(i)
            Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. 1/

1A(8)(e)
            Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The Life Insurance Company of Virginia. 1/

1A(8)(f)
            Sales Agreement between Advisers Management Trust and The Life Insurance Company of Virginia. 1/

1A(8)(g)
            Amendment to Sales Agreement between Advisers Management Trust and The Life Insurance Company of Virginia. 1/

1A(8)(g)(i)
            Assignment and Modification between Neuberger and Berman Advisers Management Trust and The Life Insurance Company of Virginia.7/

1A(8)(h)
            Fund Participation Agreement between Janus Aspen Series and The Life Insurance Company of Virginia. 3/

1A(8)(i)
            Fund Participation Agreement between Insurance Management Series, Federated Securities Corporation, and The Life Insurance Company of Virginia. 4/

1A(8)(j)
            Fund Participation Agreement between The Alger American Fund, Fred Alger and Company, Inc., and The Life Insurance Company of Virginia. 6/

1A(8)(k)
            Fund Participation Agreement between Variable Insurance Products Fund III and The Life Insurance Company of Virginia.

1A(8)(l)
            Fund Participation Agreement between PBHG Insurance Series Fund, Inc. and The Life Insurance Company of Virginia.

1A(9)
            Administrative Agreement  1/

1A(10)
            Application for Commonwealth Three Policy  1/

2
            See Exhibit 1(A)5

3(a)
            Opinion and Consent of Counsel

3(b)
            Consent of Messrs. Sutherland, Asbill and Brennan, L.L.P.

3(c)
            Consent of Independent Auditors

4
            Not Applicable

5
            Not Applicable

6
            Opinion and Consent of Bruce E. Booker, Actuary

7
            Memorandum describing Life of Virginia's Issuance, Transfer, Redemption and Exchange Procedures for Policies.7/

8
            Undertaking to Guarantee performance of obligations of principal underwriter. 1/

9
            Notice of Withdrawal Right 1/
            Power of Attorney 2/
            Power of Attorney dated April 2, 1996


1/ Filed April 24, 1992 with Post-Effective Amendment Number 7 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651

2/ Filed April 30, 1993 with Post-Effective Amendment Number 8 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

3/ Filed April 29, 1994 with Post-Effective Amendment Number 9 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

4/ Filed January 3, 1995 with Post-Effective Amendment Number 10 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

5/ Filed April 28, 1995 with Post-Effective Amendment Number 11 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

6/ Filed September 28, 1995 with Post-Effective Amendment Number 12 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

7/ Filed May 1, 1996 with Post-Effective Amendment Number 13 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

8/ Filed May 1, 1997 with Post-Effective Amendment Number 14 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant, Life of Virginia Separate Account II, certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485 under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Henrico in the Commonwealth of Virginia, on the 29th day of April, 1997.

Life of Virginia Separate Account II

(Seal)The Life Insurance Company of Virginia
                         (Depositor)




Attest: _______________________________ By: ___________________________________
                                                       Selywn L. Flournoy, Jr.
                                                     Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, The Life Insurance Company of Virginia certifies that it meets the requirements for effectiveness of this registration statement pursuant to Rule 485 under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Henrico in the Commonwealth of Virginia on the 29th day of April, 1997.



(Seal)The Life Insurance Company of Virginia


Attest: ____________________________  By: ____________________________________
                                                      Selwyn L. Flournoy, Jr.
                                                    Senior Vice President









Given under my hand this ______ day of ____________, 19___ in the City/County of _______________________, Commonwealth of Virginia.


---------------------------
Notary Public

---------------------------
My Commission Expires

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                 Title                                        Date


RONALD V. DOLAN           Director, Chairman of the Board              4/29/97
---------------
Ronald V. Dolan

PAUL E. RUTLEDGE III      Director, President, and Chief Executive     4/29/97
--------------------
Paul E. Rutledge III      Officer

WILLIAM D. BALDWIN        Director, Senior Vice President              4/29/97
------------------
William D.Baldwin

                          Director, Senior Vice President              4/29/97
-----------------------
Selwyn L. Flournoy, Jr.

ROBERT A. BOWEN           Director, Senior Vice President and Director 4/29/97
---------------
Robert A. Bowen

LINDA L. LANAM            Director, Senior Vice President              4/29/97
--------------
Linda L. Lanam

ROBERT D. CHINN           Director, Senior Vice President              4/29/97
---------------
Robert D. Chinn

THOMAS A. BAREFIELD       Director, Senior Vice President              4/29/97
-------------------
Thomas A. Barefield

VICTOR C. MOSES           Director                                     4/29/97
---------------
Victor C. Moses

GEOFFREY S. STIFF         Director                                     4/29/97
-----------------
Geoffrey S. Stiff



By _______________________________, pursuant to Power of Attorney executed on April 16, 1997.

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                                    EXHIBITS
                                                                         Page
(1)(m)      Resolution of the Board of Directors

(1)(n)      Resolution of the Board of Directors

1A(8)(k)    Participation Agreement

1A(8)(l)    Participation Agreement

3(a)        Opinion and Consent of Counsel

3(b)        Consent of Messrs. Sutherland, Asbill
            and Brennan, L.L.P.

3(c)        Consent of Ernst & Young LLP
 (d)        Consent of KMPG Peat Marwick, LLP

6           Opinion and Consent of Bruce E. Booker, Actuary
            The Life Insurance Company of Virginia

10(b)       Power of Attorney